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                                                    To be filed on April 1, 2003
                                                                   -------------
                                                                  under Rule 497


                                  E*TRADE FUNDS

                       E*TRADE MUNICIPAL MONEY MARKET FUND
                                  PREMIER CLASS

                         PROSPECTUS DATED APRIL __, 2003

This Prospectus concisely sets forth information about the E*TRADE Municipal Money Market Fund ("Fund") that an investor needs to know before investing. This Prospectus only offers shares of the Premier Class of the Fund ("Premier Class"). Please read this Prospectus carefully before investing, and keep it for future reference. Premier Class is one of two classes of shares of the Fund. Shares of the other class, the Sweep Class shares ("Sweep Class") are offered through another prospectus and sold only to investors who have elected that class as the sweep option for their accounts. The Fund is one of twelve separate series of E*TRADE Funds.

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment objective is to provide investors with a high level of income that is exempt from federal income taxes, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in high-quality, short-term municipal securities.

ELIGIBLE INVESTORS

The Premier Class of the Fund is designed specifically for on-line investors. In order to be a shareholder in the Premier Class of the Fund, you need to have an account with E*TRADE Securities LLC ("E*TRADE Securities"). In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent or close your E*TRADE Securities account, the Fund will redeem all of your shares in your Fund account. The Premier Class of the Fund is a true no-load fund, which means you pay no sales charges or 12b-1 fees. The minimum initial investment in the Premier Class is $25,000 for regular accounts.

ABOUT E*TRADE

E*TRADE Group, Inc. ("E*TRADE Financial") is the direct parent of E*TRADE Asset Management, Inc., the Fund's investment adviser ("ETAM" or "Adviser"). E*TRADE Financial, through its group companies, is a leader in providing secure online investing services. E*TRADE Financial's focus on technology has enabled us to eliminate traditional barriers, creating one of the most powerful and economical investing systems for the self-directed investor. To give you ultimate convenience and control, E*TRADE Financial offers electronic access to your account virtually anywhere, at any time.

AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF E*TRADE BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. ALTHOUGH THE FUND SEEKS TO PRESERVE THE VALUE OF YOUR INVESTMENT AT $1.00 PER SHARE, IT IS POSSIBLE TO LOSE MONEY BY INVESTING IN THE FUND.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


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                               TABLE OF CONTENTS

                                                                            PAGE

RISK/RETURN SUMMARY .......................................................    4

FEES AND EXPENSES .........................................................    5

INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES ..................    7

PRINCIPAL RISKS ...........................................................    9

FUND MANAGEMENT ...........................................................   10

PRICING OF FUND SHARES ....................................................   11

HOW TO BUY, SELL AND EXCHANGE SHARES ......................................   12

TAX CONSEQUENCES ..........................................................   14

FINANCIAL HIGHLIGHTS ......................................................   16

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RISK/RETURN SUMMARY

This is a summary. You should read this section along with the rest of this Prospectus. More information is provided in the section titled "Investment Objective and Principal Strategies" and "Principal Risks."

Investment Objective/Goal

The Fund's investment objective is to provide investors with a high level of income that is exempt from federal income taxes, while preserving capital and liquidity.

Principal Investment Strategies

The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in high-quality, short-term municipal obligations that pay interest that is exempt from regular federal income tax but may be subject to the alternate minimum tax (AMT).

The Fund may buy many types of municipal securities from states, the District of Columbia and municipal agencies, including general obligation issues (backed by the ability to levy taxes) and revenue issues (backed by a stream of revenue, such as highway tolls or public water system fees), and industrial development bonds. The Fund may invest in obligations issued by various U.S. states, the District of Columbia, and by U.S. territories (including Puerto Rico), municipalities and other public authorities. The Fund invests solely in securities denominated U.S. dollars.

The Fund is subject to rules that are designed to help it to maintain a stable share price. Therefore, everything the Fund buys must comply with the requirements for money market investments under Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act"). The investment objective of the Fund is non-fundamental and, although there is no current intention to do so, may be changed without shareholder approval upon 60 days' prior written notice of such change being provided to shareholders.

Principal Risks

There is no assurance that the Fund will achieve its investment objective. The Fund's investments are expected to present minimal risks because of their relatively short maturities and the high credit quality (financial strength) of the issuers. The Fund seeks to maintain a portfolio of investments that will permit shareholders to maintain a net asset value of $1.00 per share; however, there is no assurance that this will be achieved.

o Municipal Market Volatility -- The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of issuers of municipal securities.

o Concentration of Investments -- The Fund is permitted to invest more than 25% of its assets in industrial development bonds.

o Taxable Income Possible -- Certain types of investments by the Fund could generate taxable income or income subject to the federal alternative minimum tax (AMT).

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o    Credit Quality -- If a portfolio security declines in credit quality or goes into default, it could hurt the Fund's performance and it could lose money.

o Interest Rates --The Fund's yield tends to reflect current interest rates and will change over time. When interest rates fall (or rise), the price of a debt or money market security can rise (or fall) and as a result, the Fund's yield (and total return) generally falls (or rises).

o Not A Bank Deposit -- An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

PERFORMANCE

Because the Premier Class has not commenced operations as of the date of this Prospectus, information on the Fund's performance is not included in this section. The performance for the Fund's Sweep Class also is not shown because that class has not completed a full year of operations as of the date of this Prospectus.

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Premier Class.

SHAREHOLDER FEES
(FEES PAID DIRECTLY FROM YOUR INVESTMENT)
Maximum Sales Charge (Load) Imposed on Purchases                        None
Maximum Deferred Sales Charge (Load)                                    None
Maximum Sales Charge (Load) Imposed in Reinvested Dividends
and other Distributions                                                 None
Redemption Fee                                                          None

ANNUAL FUND OPERATING EXPENSES (AFTER WAIVER OR REIMBURSEMENT)
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)*
Management Fees                                                       0.12 %
Distribution (12b-1) Fees                                               None
Other Expenses                                                        0.54 %
                                                                      ------
Total Annual Fund Operating Expenses                                  0.66 %
Fee Waiver and/or Expense Reimbursement**                            (0.21)%
                                                                      ------
Net Expenses                                                          0.45 %

* Based on amounts estimated for the fiscal year ending September 30, 2003.

** The Fee Waiver and/or Expense Reimbursement reflects contractual arrangements between ETAM and the Fund to waive or limit its fees or to assume other expenses attributable to the Premier Class on an annualized basis through at least one year from the date of commencement of operations of the Premier Class. As described in the section of this Prospectus titled "Fund Management -- Expense Limitation Agreement," the Fund, on behalf of the Premier Class, may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, the Premier Class has

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reached a sufficient size to permit such reimbursement to be made to ETAM without causing the total annual expense ratio of the Premier Class to exceed 0.45%.

Through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances are used to reduce Fund expenses provided such payments are in accordance with applicable law.

The Fund does not charge investors any account maintenance fees, account set-up fees, low balance fees, transaction fees or customer service fees.

E*TRADE Securities' accountholders may be subject to account maintenance, telephone transaction, low balance, wire transfer, and other customer service fees that may change from time to time and are payable to E*TRADE Securities under your E*TRADE Securities' account agreement.

You will be responsible for opening and maintaining an e-mail account and Internet access at your own expense.

Through arrangements with the Funds' custodian, credits realized as a result of uninvested cash balances are used to reduce Fund expenses for the Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Premier Class with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Premier Class for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the Premier Class' operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

               1 YEAR*          3 YEARS*

                 $46              $190

* The costs under the 1 year estimate reflect an Expense Limitation Agreement between ETAM and the Fund to limit "Other Expenses" attributable to the Premier Class in the fee table on an annualized basis through at least one year from the date of commencement of operations of the Premier Class. The cost under the 3 year estimate, however, does not reflect the Expense Limitation Agreement. As long as the Expense Limitation Agreement is in effect, your costs are expected to be lower than the amount shown above under the 3 year estimate.

MULTIPLE CLASSES

In addition to the Premier Class, the Fund offers shares of a Sweep Class through another prospectus. Shares of the Sweep Class may be purchased only by investors who have elected the Sweep Class as the sweep option for their E*TRADE Securities accounts. Although investors' money will be invested in the same way no matter which class of shares they buy, there are differences among the fees, expenses and services associated with the two classes.

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INVESTMENT OBJECTIVE AND PRINCIPAL INVESTMENT STRATEGIES

The Fund's investment objective, principal investment strategies and principal risks are described on the cover and under the section entitled "Risk/Return Summary." Additional information about the principal strategies and related risks is described below.

The Fund emphasizes safety of principal and high credit quality. The Fund must maintain a dollar-weighted average portfolio maturity of no more than 90 days, and cannot invest in any security whose remaining maturity is longer than 397 days (13 months). Any security that the Fund purchases must present minimal credit risks and be of "high-quality," meaning that it must be rated in the top two rating categories by the requisite nationally recognized short-term securities ratings organization or if unrated, determined to be of comparable quality to such rated securities by ETAM. The Fund may not achieve as high a level of current income as other mutual funds that do not limit their investments to the high credit quality instruments in which the Fund invests.

Working in conjunction with credit analysts, the portfolio manager screens potential securities and develops a list of those that the Fund may purchase. The portfolio manager then decides which securities on this list to buy, looking for attractive yield and weighing considerations such as economic outlook and possible interest rate movements. The manager may adjust the Fund's exposure to interest rate risk, typically seeking to take advantage of possible rises in interest rates and to preserve yield when interest rates appear likely to fall.

MUNICIPAL SECURITIES

Municipal securities are issued to raise money for a variety of public and private purposes, including general financing for state and local governments, or financing for a specific project or public facility. Municipal securities may be fully or partially backed by the local government, by the credit of a private issuer, by the current or anticipated revenues from a specific project or specific assets, or by domestic or foreign entities providing credit support such as letters of credit, guarantees or insurance.

The Fund's investments include (i) general obligation bonds, which typically are backed by the issuer's ability to levy taxes, and (ii) revenue bonds, which typically are backed by a stream of revenue from a given source, such as highway tolls or public water system fees. The Fund may invest in industrial development bonds, which in most cases are revenue bonds, and generally are payable from the unrestricted revenues of the issuer and do not constitute the pledge of credit of the issuer of such bonds. Such industrial development bonds are issued by or on behalf of public authorities in order to obtain funding for purposes such as privately operated airports, housing, convention centers, and sports, parking or port facilities.

The Fund's investments may also include municipal notes and municipal leases, which municipalities may use to finance construction or to acquire equipment. Many of the Fund's investments will be subject to credit or liquidity enhancements, which are designed to provide incremental levels of creditworthiness or liquidity. Some municipal securities have been structured to resemble variable-rate and floating-rate securities so that they may meet the requirements for being considered money market instruments.

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The Fund may also invest in various structured notes, such as, among others (i)
anticipation notes that are typically sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date,
(ii) bond anticipation notes that are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future, and (iii) revenue anticipation notes that are issued in expectation of receipt of other types of revenue.

Municipal securities whose interest is exempt from federal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands and Puerto Rico, and their political subdivisions and public corporations.

FLOATING- OR VARIABLE-RATE SECURITIES. The Fund may invest in floating-rate or variable-rate securities that may also include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days notice. The Fund will not invest more than 10% of the value of its total net assets in floating-rate or variable-rate demand obligations whose demand feature is not exercisable within seven days. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (daily, monthly, semi-annually, etc.). Floating-rate securities provide for the automatic adjustment of the interest rate whenever some specified interest rate index changes. The Fund may invest only in floating-rate securities that bear interest at a rate that resets quarterly or more frequently based on changes in standard money market rate indexes or on rates negotiated on an individual basis. Floating-rate and variable-rate securities may be subject to the risk that the current interest rates on the securities do not accurately reflect existing market rates and, therefore, upon an interest rate reset, the securities may decline in value.

ILLIQUID SECURITIES. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities, which may include certain restricted securities, may be difficult to sell promptly at an acceptable price. Certain restricted securities may be subject to legal restrictions on resale. Delay or difficulty in selling securities may result in a loss or be costly to the Fund.

SECURITIES LENDING. For purposes of realizing additional income, the Fund also may lend securities to broker-dealers and other financial institutions approved by the Fund's Board of Trustees. Any loans of portfolio securities made by the Fund will be continuously secured by collateral at least equal to the value of the security loaned. The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delay in receiving additional collateral or in the recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Loans will only be made to firms deemed by ETAM to be of good standing and will not be made unless ETAM determines the consideration to be earned from such loans justifies the risk.

As a temporary defensive measure, the Fund may invest in taxable money market securities, which could result in the Fund distributing income subject to federal income taxes.

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PRINCIPAL RISKS

There is no assurance that the Fund will achieve its investment objective. The Fund's investments are expected to present minimal risks because of the relatively short maturities and the high credit quality (financial strength) of the issuers. The Fund must comply with certain investment criteria designed to provide liquidity and reduce risk so that it may maintain a stable net asset value ("NAV") of $1.00 per share. There is no assurance that this will be achieved. There are several risk factors that could reduce the yield you get from the Fund or make it perform less well than other investments.

MUNICIPAL MARKET VOLATILITY. The municipal market is volatile and can be significantly affected by adverse tax, legislative or political changes and the financial condition of issuers of municipal securities. The municipal securities market is narrower and less liquid, with fewer investors, issuers and market makers, than the taxable securities market. The more limited marketability of municipal securities may make it more difficult in certain circumstances to dispose of large investments advantageously.

CONCENTRATION OF INVESTMENTS. The Fund may (but is not required to) invest more than 25% of its assets in industrial development bonds. For these types of bonds, investors can look only to the revenue generated by the project or facilities rather than the credit of the state or local government authority issuing the bonds. Industrial revenue bonds are typically subject to greater credit risk because of the relatively limited source of revenue.

TAXABLE INCOME POSSIBLE. Dividends from the Fund generally are free from federal income tax. However, if certain types of investments the Fund buys as tax-exempt are later ruled to be taxable, a portion of the Fund's income could be taxable. Any defensive investments made by the Fund in taxable securities also could generate taxable income. Some types of municipal securities produce income that is subject to the federal alternative minimum tax (AMT).

CREDIT QUALITY. If a portfolio security declines in credit quality or goes into default, it could hurt the Fund's performance and it could lose money. Although the risk of default of a security generally is considered unlikely, any downgrading of a security's credit quality or default could cause the Fund's share price or yield to fall.

Changes in the financial condition of an issuer, changes in specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer's securities. A decline in the credit quality of an issuer, the provider of credit support for an issuer, or the provider of a maturity-shortening feature for a security can cause the price of a portfolio security to decrease.

INTEREST RATES. As with most money market funds, the most important factor is short-term market interest rates. The Fund's yield tends to reflect current interest rates and will change over time. When interest rates fall (or rise), the price of a debt or money market security can rise (or fall) and as a result, the Fund's yield (and total return) generally falls (or rises). As interest rates decrease or increase, the potential for capital appreciation or depreciation for floating and variable rate instruments is less than for fixed-rate obligations. Short-term securities tend to react to changes in

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short-term interest rates. During periods when interest rates are low, the
Fund's yield (and total return) will also be low.

ETAM's maturity decisions also will affect the Fund's yield, which tends to reflect current interest rates. To the extent ETAM anticipates interest rate trends imprecisely, the Fund's yield at time could lag those of other municipal money market funds.

NOT A BANK DEPOSIT. An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

FUND MANAGEMENT

INVESTMENT ADVISER. ETAM, a registered investment adviser, provides investment advisory services to the Fund. ETAM is a wholly-owned subsidiary of E*TRADE Financial and is located at 4500 Bohannon Drive, Menlo Park, CA 94025. ETAM commenced operating in February 1999. ETAM also provides investment management services for the E*TRADE Family of Funds. As of December 31, 2002, ETAM and its affiliates, including E*TRADE Global Asset Management, managed over $25 billion in assets and were responsible for the management of E*TRADE Bank's portfolio and E*TRADE Mortgage. The team also manages E*TRADE's Bond Center, which distributes fixed income products to retail customers.

ETAM provides the Fund with ongoing and day-to-day management, including security selection, investment guidance and policy direction pursuant to the Investment Advisory Agreement. The Fund pays ETAM an investment advisory fee at an annual rate equal to 0.12% of the Fund's average daily net assets.

ADMINISTRATOR AND SHAREHOLDER SERVICING AGENT. ETAM also serves as the Fund's administrator and shareholder servicing agent. In these capacities, ETAM is responsible for the business affairs and other administrative matters of the Fund and provides a variety of services to shareholders in the Fund. ETAM receives an administrative services fee equal to 0.15% of the average daily net assets of the Fund and a shareholder servicing fee equal to 0.20% of the average daily net assets of the Fund attributable to the Premier Class.

SUB-ADMINISTRATOR. The Bank of New York ("BNY") One Wall Street, New York, NY 10286, serves as the Fund's Sub-Administrator. BNY provides a variety of regulatory compliance, administrative and legal administrative services to the Fund. BNY is compensated directly by the Fund for its services.

EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of the Premier Class, ETAM has entered into an expense limitation agreement with the Fund ("Expense Limitation Agreement") through at least one year from the commencement of operations of the Premier Class. The Expense Limitation Agreement may continue from year to year thereafter. ETAM has agreed to waive or limit its fees and assume other expenses attributable to the Premier Class so that the total operating expenses of the Premier Class (other than interest, taxes, brokerage commissions, other expenditures which are

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capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of the Fund's business) are limited to 0.45% of the Fund's daily net assets attributable to the Premier Class.

The Fund, on behalf of the Premier Class may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM provided that, among other things, the Premier Class has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Premier Class to exceed the percentage limit stated above. Consequently, no reimbursement by the Fund, on behalf of the Premier Class, will be made unless (i) the Premier Class' total annual expense ratio is less than the percentage stated above and (ii) the payment of such reimbursement has been approved by the Fund's Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of
(i) all fees previously waived or reduced by ETAM and (ii) all other payments previously remitted by ETAM to the Fund on behalf of the Premier Class in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the Fund, on behalf of the Premier Class, has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund, on behalf of the Premier Class.

PRICING OF FUND SHARES

The Fund is a true no-load fund, which means you may buy or sell shares directly at the NAV (i.e., the value of the Fund's assets less its liabilities divided by the total number of its outstanding shares) next determined after E*TRADE Securities receives your request in proper form. If E*TRADE Securities receives your request prior to the close of the New York Stock Exchange, Inc. ("NYSE") on a day on which the NYSE is open, your share price will be the NAV determined that day. Shares will not be priced on the days on which the NYSE is closed for trading.

The Fund values its portfolio instruments using the amortized cost method of valuation. The amortized cost method involves valuing a security at its costs and amortizing any discount or premium over the period until maturity, generally without regard to the impact of fluctuating interest rates on the market value of the security. The Fund's Board of Trustees believes this valuation method accurately reflects fair value. The amortized cost method of valuation seeks to maintain a stable NAV per share of $1.00, even where there are fluctuations in interest rates that affect the value of portfolio instruments. This method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

The NAV for the Fund is determined as of the close of trading on the floor of the NYSE (generally 4:00 p.m., Eastern Time); each day the NYSE is open. The Fund reserves the right to change the time at which purchases and exchanges are priced if the NYSE closes at a time other than 4:00 p.m. Eastern time or if an emergency exists.

HOW TO BUY, SELL AND EXCHANGE SHARES

This Fund is designed specifically for on-line investors. In order to become a shareholder of the Fund, you will need to have an E*TRADE Securities account. All shares must be held in an E*TRADE Securities account and cannot

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be transferred to the account of any other financial institution. In addition, the Fund requires you to consent to receive all information about the Fund electronically. If you wish to rescind this consent, the Fund will redeem your position in the Fund, unless a new class of shares of the Fund has been formed for those shareholders who rescinded consent. Shareholders required to redeem their shares because they revoked their consent to receive Fund information electronically may experience adverse tax consequences.

E*TRADE Securities reserves the right to deliver paper-based shareholder documents in certain circumstances, at no cost to the investor. Shareholder documents include prospectuses, statements of additional information, financial reports, proxies, confirmations and statements. Shareholders may obtain a printed copy of individual shareholder documents at no cost by contacting E*TRADE without revoking consent to electronic delivery generally.

In order to buy shares, you will need to: (1) open an E*TRADE Securities account; (2) deposit money in the account; and (3) execute an order to buy shares.

HOW TO OPEN AN E*TRADE SECURITIES ACCOUNT
-------------------------------------------------

To open an E*TRADE Securities account, you must complete the application available at E*TRADE Financial Centers, through our Website (www.etrade.com) or by calling 1-800-ETRADE1. You will be subject to E*TRADE Securities' general account requirements as described in E*TRADE Securities' customer agreement. No information provided by our Website is incorporated by reference into this Prospectus, unless specifically noted in this Prospectus. Please visit our Website or consult with an E*TRADE Securities representative for more information about how to fund your account by check or wire.

EXECUTE AN ORDER TO BUY/SELL/EXCHANGE SHARES
----------------------------------------------------

MINIMUM INITIAL INVESTMENT REQUIREMENTS:

For your Initial Investment in the Premier Class                         $25,000

Continuing Minimum Investment*                                           $20,000

PURCHASE ADDITIONAL SHARES:

To buy additional shares of the Premier Class                             $1,000

* Your shares may be automatically redeemed if, as a result of selling or exchanging shares, you no longer meet the Fund's minimum balance requirements of the Premier Class. Before taking such action, the Fund will provide you with written notice and at least 30 days to buy more shares to bring your investment up to $20,000.

AUTOMATIC INVESTMENT PLAN

In order to set up your account for automatic investment, you must complete the Automatic Investment--Mutual Funds Authorization Form available through our Website (www.mutualfunds.etrade.com). Simply select "set up automatic investing" to access the Form. Complete and sign this Form and return it to us with (if applicable) a copy of a voided check from the account you wish to fund your purchase.

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After your account is established you may use the methods described below to buy, sell or exchange shares. You can only sell funds that are held in your E*TRADE Securities account; which means you cannot "short" shares of the Fund.

Whether you are investing in the Fund for the first time or adding to an existing investment, you generally only can buy Fund shares on-line. Because the Fund's NAV changes daily, your purchase price will be the next NAV determined after the Fund receives and accepts your purchase order.

You can access the money you have invested in the Fund at any time by selling some or all of your shares back to the Fund. As soon as E*TRADE Securities receives the shares or the proceeds from the Fund, the transaction will appear in your account. This usually occurs the business day following the transaction, but in any event, no later than three days thereafter.

ON-LINE

You can access E*TRADE Securities' secure trading pages at www.etrade.com. When you buy shares, you will be asked to: (1) affirm your consent to receive all Fund documentation electronically; (2) provide an e-mail address; and (3) affirm that you have read the prospectus. The prospectus will be readily available for viewing and printing from our Website.

If you are already a shareholder, you may call 1-800-786-2575 to buy or sell shares by phone through an E*TRADE Securities broker for an additional fee. The fee may change from time to time and is payable to E*TRADE Securities under your E*TRADE Securities account agreement.

The Fund reserves the right to refuse a telephone redemption request or exchange request if it believes it advisable to do so.

Investors will bear the risk of loss from fraudulent or unauthorized instructions received over the telephone provided that the Fund reasonably believes that such instructions are genuine. The Fund and E*TRADE Securities employ reasonable procedures to confirm that instructions communicated by telephone are genuine. The Fund may incur liability if it does not follow these procedures.

Due to increased telephone volume during periods of dramatic economic or market changes, you may experience difficulty in implementing a broker-assisted telephone redemption. In these situations, investors may want to consider trading online by accessing our Website.

SIGNATURE GUARANTEE

For your protection, certain requests may require a signature guarantee. A signature guarantee is designed to protect you and the Fund against fraudulent transactions by unauthorized persons. For additional information with respect to when a signature guarantee is necessary, please call 1-800-786-2575.

You will have to wait to receive the proceeds from a redemption of your shares until the funds you used to buy them have cleared (e.g., your check has cleared).

The right of redemption may be suspended during any period in which: (i) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission ("SEC"), or the NYSE is closed for other than weekends and holidays;
(ii) the SEC has permitted such suspension by order; or (iii) an emergency as determined by the SEC exists, making disposal of portfolio securities or valuation of net assets of the Fund not reasonably practicable.

EXCHANGE

You may exchange your shares of the Premier Class for shares of another E*TRADE fund. An exchange is two transactions: (i) a sale (or redemption) of shares of one fund; and (ii) the purchase of shares of a different fund with the redemption proceeds. Exchange transactions generally may be effected on-line. If you are unable to make an exchange on-line, exchanges by telephone will be made available. After we receive your exchange request, the Fund's transfer agent will simultaneously process exchange redemptions and exchange purchases at the share prices next determined, as further explained under "Pricing of Fund Shares." Shares still subject to a redemption fee of another E*TRADE fund will be assessed that fee if exchanged.

You must meet the minimum investment requirements for the E*TRADE fund into which you are exchanging or purchasing shares. The Fund reserves the right to revise or terminate the exchange privilege, limit the amount of an exchange, or reject an exchange at any time, without notice.

CLOSING YOUR ACCOUNT

If you close your E*TRADE Securities account, you will be required to redeem your shares in your Fund account.

CERTAIN INSTITUTIONAL INVESTORS

Certain institutional accounts, including accounts of other E*TRADE funds, that are held directly with the Fund are not subject to minimum investment requirements.

DIVIDENDS AND OTHER DISTRIBUTIONS

The Fund intends to declare dividends daily and pay dividends from net investment income monthly. The Fund does not expect to distribute any capital gains. The Fund may make additional distributions if necessary.

Unless you choose otherwise, all your dividends will be automatically reinvested in additional shares of the Premier Class. Shares of the Premier Class are purchased at the NAV determined on the payment date.

TAX CONSEQUENCES

The following information is meant as a general summary for U.S. taxpayers. Please see the Fund's Statement of Additional Information for more information. You should rely on your own tax advisor for advice about the particular federal, state and local tax consequences to you of investing in the Fund.

The Fund generally will not have to pay income tax on amounts it distributes to shareholders, although shareholders may be taxed on all distributions they receive from the Fund, depending on your tax status.

The Fund will distribute all or substantially all of its income to its shareholders every year. If the Fund declares a dividend in December but pays it in January, you may be taxed on the dividend as if you received it in the previous year.

Dividends from the Fund are generally tax-free for most shareholders, meaning that shareholders can receive them without incurring federal income tax liability. However, there are a few exceptions.

o A portion of the Fund's dividends may be taxable as an ordinary income if it came from investments in taxable securities.

o Because the Fund can invest in securities whose income is subject to the federal alternative minimum tax (AMT), you may owe taxes on a portion of your dividends if you are among those investors who must pay AMT.

o You should be aware that income exempt from federal tax in the Fund may be subject to state and local taxes.

The Fund will send you a tax report each year that will tell you which dividends must be treated as ordinary income.

As with all mutual funds, the Fund may be required to withhold U.S. federal income tax at the fourth lowest tax rate applicable to unmarried individuals (30% for 2003) of all taxable distributions payable to you if you fail to provide the Fund with your correct taxpayer identification number or to make required certifications, or if you have been notified by the IRS that you are subject to backup withholding. Backup withholding is not an additional tax, but is a method in which the IRS ensures that it will collect taxes otherwise due. Any amounts withheld may be credited against your U.S. federal income tax liability.

FINANCIAL HIGHLIGHTS

The Premier Class is newly organized and has not yet issued financial highlights. The Fund's Sweep Class commenced operations on October 7, 2002, and therefore, also has not yet issued financial highlights.

                            [Outside back cover page]

The Statement of Additional Information for the Fund, dated April ___, 2003 (as amended from time to time) ("SAI"), contains further information about the Fund. The SAI is incorporated into this Prospectus by reference (that means it is legally considered part of this Prospectus). Additional information about the Fund's investments will be available in the Fund's annual and semi-annual reports to shareholders (when available).

The SAI and any future semi-annual and annual reports may be obtained without charge, at our Website (www.etrade.com). Information on the Website is not incorporated by reference into this Prospectus unless specifically noted. Shareholders will be notified when a prospectus, prospectus update, amendment, annual or semi-annual report is available. Shareholders may also call the toll-free number listed below for additional information or with any inquiries.

Further information about the Fund (including the SAI) can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. You may call (202) 942-8090 for information about the operations of the public reference room. Reports and other information about the Fund are also available on the SEC's Internet site at http://www.sec.gov or copies can be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102.

E*TRADE SECURITIES LLC
4500 BOHANNON DRIVE
MENLO PARK, CA  94025
TELEPHONE: (650) 331-6000
TOLL-FREE: (800) 786-2575
HTTP://WWW.ETRADE.COM

                                                  Filed pursuant to Rule 497 (c)
                                                Registration File No.: 333-66807

                                  E*TRADE FUNDS

                                ----------------

                            E*TRADE MONEY MARKET FUND
                      E*TRADE GOVERNMENT MONEY MARKET FUND
                       E*TRADE MUNICIPAL MONEY MARKET FUND
                 E*TRADE CALIFORNIA MUNICIPAL MONEY MARKET FUND
                  E*TRADE NEW YORK MUNICIPAL MONEY MARKET FUND
                       STATEMENT OF ADDITIONAL INFORMATION

                               DATED APRIL 1, 2003

This Statement of Additional Information ("SAI") is not a prospectus and should be read together with the Prospectus dated August 13, 2002 (as amended from time to time) for the E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, Sweep Class of the E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund, and E*TRADE New York Municipal Money Market Fund and the Prospectus dated April 1, 2003 for the Premier Class of the E*TRADE Municipal Money Market Fund. Unless otherwise defined herein, capitalized terms have the meanings given to them in the Funds' Prospectuses.

To obtain a free copy of the Prospectus for a Fund and any report to be issued to shareholders, please access our Website online (www.etradefunds.etrade.com) or call our toll-free number at (800) 786-2575. Other information on the Website is not incorporated by reference into this SAI unless specifically noted. Only customers who have an account with E*TRADE Securities LLC ("E*TRADE Securities") may invest in the Funds.

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----

HISTORY OF THE FUNDS ......................................................    3
INVESTMENT STRATEGIES AND RISKS ...........................................    3
FUND POLICIES .............................................................   49
TRUSTEES AND OFFICERS .....................................................   53
CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES .......................   57
INVESTMENT ADVISORY AND OTHER SERVICES ....................................   58
PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION ............................   62
ORGANIZATION, DIVIDEND AND VOTING RIGHTS ..................................   64
SHAREHOLDER INFORMATION ...................................................   66
TAXATION ..................................................................   67

STATE TAX CONSIDERATIONS ..................................................   71
PERFORMANCE INFORMATION ...................................................   72

HISTORY OF THE FUNDS

The Funds are diversified open-end series of E*TRADE Funds ("Trust"). The Trust is organized as a Delaware statutory trust and was formed on November 4, 1998. The Funds' investment adviser is E*TRADE Asset Management, Inc. ("ETAM"). The Trust consists of twelve individual open-end series.

This SAI is for the E*TRADE Money Market Fund, E*TRADE Government Money Market Fund, E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund, and E*TRADE New York Municipal Money Market Fund. In addition to the five Funds described herein, the E*TRADE Asset Allocation Fund, E*TRADE Bond Fund and E*TRADE Premier Money Market Fund each have a separate SAI containing additional information about each series. The E*TRADE International Index Fund, E*TRADE Russell 2000 Index Fund, E*TRADE S&P 500 Index Fund and E*TRADE Technology Index Fund also have a separate combined SAI containing additional information about each of those series.

INVESTMENT STRATEGIES AND RISKS

The investment objectives of each Fund are non-fundamental and, although there is no current intention to do so, may be changed without shareholder approval. However, the E*TRADE Municipal Money Market Fund, E*TRADE California Municipal Money Market Fund, and E*TRADE New York Municipal Money Market Fund must, as a fundamental policy, invest 80% of their assets in the types of securities suggested by their name as more fully specified below.

E*TRADE MONEY MARKET FUND - The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing in high-quality, short-term investments.

E*TRADE GOVERNMENT MONEY MARKET FUND - The Fund's investment objective is to provide investors with a high level of income, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing least 80% of its net assets (including borrowings for investment purposes) in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements backed by these securities. The Fund may also invest in floating- and variable-rate instruments (obligations that do not bear interest at fixed rates).

E*TRADE MUNICIPAL MONEY MARKET FUND - The Fund's investment objective is to provide investors with a high level of income that is exempt from federal income taxes, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in high-quality, short-term municipal obligations that pay interest that is exempt from regular federal income tax but may be subject to the alternate minimum tax (AMT). Municipal securities whose interest is exempt from federal income taxes include securities issued by U.S. territories and possessions, such as Guam, the Virgin Islands, and Puerto Rico, and their political subdivisions and public corporations.

E*TRADE CALIFORNIA MUNICIPAL MONEY MARKET FUND - The Fund's investment objective is to provide a high level of income that is exempt from federal and State of California income taxes, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in high-quality, short-term municipal securities and other securities whose income is free from federal and State of California income tax but may be subject to AMT.

E*TRADE NEW YORK MUNICIPAL MONEY MARKET FUND - The Fund's investment objective is to provide a high level of income that is exempt from federal and New York State income taxes, while preserving capital and liquidity. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets (including borrowings for investment purposes) in municipal securities and other securities whose income is free from federal and State of New York income tax but may be subject to AMT.

The following supplements the discussion in the Funds' Prospectus regarding the Funds' investment strategies, policies and risks. These investment strategies and policies may be changed without approval of the shareholders of a Fund, unless otherwise noted.

ALL FUNDS

FLOATING-RATE AND VARIABLE-RATE OBLIGATIONS. Each Fund may invest in securities that offer a variable or floating rate of interest. Variable-rate securities provide for automatic establishment of a new interest rate at fixed intervals (e.g., daily, monthly, semi-annually, etc.). Floating-rate securities generally provide for automatic adjustment of the interest rate whenever some specified interest rate index changes. The interest rate on variable-rate or floating-rate securities is ordinarily determined by reference to or is a percentage of a bank's prime rate, the 90-day U.S. Treasury bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term interest rates, or some other objective measure.

Variable-rate or floating-rate securities frequently include a demand feature entitling the holder to sell the securities to the issuer at par. In many cases, the demand feature can be exercised at any time on seven days' notice. Each Fund may purchase such floating-rate and variable-rate notes and bonds, which ordinarily have stated maturities in excess of 13 months, but permit the holder to demand payment of principal at any time, or at specified intervals not exceeding 13 months. Each Fund will not invest more than 10% of the value of its total net assets in floating-rate or variable-rate demand obligations whose demand feature is not exercisable within seven days. Such obligations may be treated as liquid, provided that an active secondary market exists.

The interest rate on a floating-rate demand obligation is based on a known lending rate, such as a bank's prime rate, and is adjusted automatically each time such rate is adjusted. The interest rate on a variable-rate demand obligation is adjusted automatically at specified intervals on a quarterly basis or more frequently. The adjustments, or resets, are based on changes in standard money market rate indexes or on rates negotiated on an individual basis. Frequently, such obligations are secured by letters of credit or other credit support arrangements provided by banks. Because these obligations are direct lending arrangements between the lender and borrower, it is not contemplated that such instruments generally will be traded, and there generally is no established secondary market for these obligations, although they are redeemable at face value. Accordingly, if these obligations are not secured by letters of credit or other credit support arrangements, a Fund's right to redeem is dependent on the ability of the borrower to pay principal and interest on demand. Such obligations frequently are not rated by credit rating agencies and a Fund may invest in obligations which are not so rated only if ETAM determines that at the time of investment the obligations are of comparable quality to the other obligations in which the Fund may invest. ETAM considers on an ongoing basis the creditworthiness of the issuers of the floating-rate and variable-rate demand obligations in the Fund's portfolio.

Variable-rate demand notes also include master demand notes, which are obligations that permit a Fund to invest fluctuating amounts that may change daily without penalty pursuant to direct arrangements between the Fund, as lender, and the borrower. The interest rates on these master demand notes fluctuate from time to time. The issuer of such obligations ordinarily has a corresponding right, after a given period, to prepay in its discretion the outstanding principal amount of the obligations plus accrued interest upon a specified number of days' notice to the holders of such obligations.

FORWARD COMMITMENTS, WHEN-ISSUED PURCHASES AND DELAYED-DELIVERY TRANSACTIONS. Each Fund may purchase or sell securities on a when-issued or delayed-delivery basis and make contracts to purchase or sell securities for a fixed price at a future date beyond customary settlement time. Securities purchased or sold on a when-issued, delayed-delivery or forward commitment basis involve a risk of loss if the value of the security to be purchased declines, or the value of the security to be sold increases, before the settlement date. Although a Fund will generally purchase securities with the intention of acquiring them, the Fund may dispose of securities purchased on a when-issued, delayed-delivery or a forward commitment basis before settlement when deemed appropriate.

Certain of the securities in which a Fund may invest will be purchased on a when-issued basis, in which case delivery and payment normally take place within 45 days after the date of the commitment to purchase. A Fund will only make commitments to purchase securities on a when-issued basis with the intention of actually acquiring the securities, but may sell them before the settlement date if it is deemed advisable. When-issued securities are subject to market fluctuation, and no income accrues to the purchaser during the period prior to issuance. The purchase price and the interest rate that will be received on debt securities are fixed at the time the purchaser enters into the commitment.

Purchasing a security on a when-issued basis can involve a risk that the market price at the time of delivery may be lower than the agreed-upon purchase price, in which case there could be an unrealized loss at the time of delivery. A Fund will establish a segregated account in which it will maintain cash or liquid securities in an amount at least equal in value to the Fund and its commitments to purchase when-issued securities. If the value of these assets declines, a Fund will place additional liquid assets in the account on a daily basis so that the value of the assets in the account is equal to the amount of such commitments.

ILLIQUID SECURITIES. Each Fund may invest up to 10% of the value of its net assets in securities as to which a liquid trading market does not exist. Such securities may include securities that are not readily marketable, such as privately issued securities and other securities that are subject to legal or contractual restrictions on resale, floating-rate and variable-rate demand obligations as to which a Fund cannot exercise a demand feature on not more than seven days' notice and as to which there is no secondary market and repurchase agreements providing for settlement more than seven days after notice.

INVESTMENT COMPANY SECURITIES. Although there is no current intention to do so, each Fund may invest in securities issued by other open-end management investment companies that principally invest in securities of the type in which the Fund invests as permitted under the 1940 Act. Investments in the securities of other investment companies generally will involve duplication of advisory fees and certain other expenses.

PARTICIPATION INTERESTS. Each Fund may invest in participation interests of any type of security in which it may invest. A participation interest gives it an undivided interest in the underlying securities in the proportion that its participation interest bears to the total principal amount of the underlying securities.

PRIVATELY ISSUED SECURITIES. Each Fund may invest in privately issued securities, including those which may be resold only in accordance with Rule 144A ("Rule 144A Securities") under the Securities Act of 1933, as amended ("1933 Act"). Rule 144A Securities are restricted securities that are not publicly traded. Accordingly, the liquidity of the market for specific Rule 144A Securities may vary. Delay or difficulty in selling such securities may result in a loss to a Fund. Privately issued or Rule 144A securities that are determined by ETAM to be "illiquid" are subject to a Fund's policy of not investing more than 10% of its net assets in illiquid securities. ETAM, under guidelines approved by the Board will evaluate the liquidity characteristics of each Rule 144A Security proposed for purchase on a case-by-case basis and will consider the following factors, among others, in their evaluation: (1) the frequency of trades and quotes for the Rule 144A Security; (2) the number of dealers willing to purchase or sell the Rule 144A Security and the number of other potential purchasers; (3) dealer undertakings to make a market in the Rule 144A Security; and (4) the nature of the Rule 144A Security and the nature of the marketplace trades (e.g., the time needed to dispose of the Rule 144A Security, the method of soliciting offers and the mechanics of transfer).

REPURCHASE AGREEMENTS. Each Fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. A Fund may enter into repurchase agreements wherein the seller of a security to a Fund agrees to repurchase that security from a Fund at a mutually-agreed upon time and price that involves the acquisition by the Fund of an underlying debt instrument, subject to the seller's obligation to repurchase, and the Fund's obligation to resell, the instrument at a fixed price usually not more than one week after its purchase. The Bank of New York, as the Funds' custodian, or another custodian for the purposes of repurchase agreement transactions only, has custody of, and holds in a segregated account, securities acquired as collateral by the Fund under a repurchase agreement. Repurchase agreements are considered by the staff of the Securities and Exchange Commission ("SEC") to be loans by a fund. A Fund may enter into repurchase agreements only with respect to securities that could otherwise be purchased by a Fund, including government securities and mortgage-related securities, regardless of their remaining maturities, and requires that additional securities be deposited with the custodian if the value of the securities purchased should decrease below the repurchase price. ETAM monitors on an ongoing basis the value of the collateral to assure that it always equals or exceeds the repurchase price. Certain costs may be incurred by a Fund in connection with the sale of the underlying securities if the seller does not repurchase them in accordance with the repurchase agreement. In addition, if bankruptcy proceedings are commenced with respect to the seller of the securities, disposition of the securities by a Fund may be delayed or limited.

While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delay and costs to the Fund in connection with insolvency proceedings), it is the policy of ETAM to limit repurchase agreements to selected creditworthy securities dealers or domestic banks or other recognized financial institutions. ETAM considers on an ongoing basis the creditworthiness of the institutions with which a Fund enters into repurchase agreements.

REVERSE REPURCHASE AGREEMENTS. Each Fund may also engage in reverse repurchase agreements, which are repurchase agreements in which a Fund, as the seller of securities, agrees to repurchase them at an agreed upon time and price. Reverse repurchase agreements will only be used by a Fund to raise cash on a temporary basis to meet redemptions when it would like to retain the securities in its portfolio and it expects to be able to repurchase them in a short time with funds from maturing investments and from net sales of Fund shares. Use of reverse repurchase agreements, because of the lower transaction costs involved, is often preferable to a regular sale and later repurchase of the securities.

SECURITIES LENDING. Each Fund may lend securities from its portfolio to brokers, dealers and financial institutions (but not individuals) in order to increase the return on its portfolio. The value of the loaned securities may not exceed one-third of a Fund's total assets and loans of portfolio securities are fully collateralized based on values that are marked-to-market daily. A Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. The principal risk of portfolio lending is potential default or insolvency of the borrower. In either of these cases, a Fund could experience delays in recovering securities or collateral or could lose all or part of the value of the loaned securities. A Fund may pay reasonable administrative and custodial fees in connection with loans of portfolio securities and may pay a portion of the interest or fee earned thereon to the borrower or a placing broker.

In determining whether to lend a security to a particular broker, dealer or financial institution, ETAM considers all relevant facts and circumstances, including the size, creditworthiness and reputation of the broker, dealer, or financial institution. Any loans of portfolio securities are fully collateralized and marked to market daily. A Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year. Any securities that a Fund may receive as collateral will not become part of the Fund's investment portfolio at the time of the loan and, in the event of a default by the borrower, a Fund will, if permitted by law, dispose of such collateral except for such part thereof that is a security in which a Fund is permitted to invest. During the time securities are on loan, the borrower will pay a Fund any accrued income on those securities, and a Fund may invest the cash collateral and earn income or receive an agreed upon fee from a borrower that has delivered cash-equivalent collateral.

UNRATED AND DOWNGRADED INVESTMENTS. Each Fund may purchase instruments that are not rated if, in the opinion of ETAM, such obligations are of investment quality comparable to other rated investments that are permitted to be purchased by the Fund. Each Fund must purchase these securities in accordance with the Fund's procedures pursuant to Rule 2a-7 under the 1940 Act. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require an immediate sale of such security by a Fund provided that, when a security ceases to be rated, ETAM determines that such security presents minimal credit risks and, provided further that, when a security rating is downgraded below the eligible quality for investment or no longer presents minimal credit risks, ETAM finds that the sale of such security would not be in the Fund's shareholders' best interests.

Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of unrated debt securities, especially in a thinly traded market. Analysis of the creditworthiness of issuers of unrated debt securities may be complex and the ability of a Fund to achieve its investment objective may, to the extent it holds unrated debt securities, be more dependent upon such creditworthiness analysis than would be the case if the Fund held exclusively rated securities.

U.S. GOVERNMENT OBLIGATIONS. Each Fund may invest in various types of U.S. Government obligations. U.S. Government obligations include securities issued or guaranteed as to principal and interest by the U.S. Government and supported by the full faith and credit of the U.S. Treasury. U.S. Government obligations differ mainly in the length of their maturity. Treasury bills, the most frequently issued marketable government securities, have a remaining maturity of up to 397 calendar days and are issued on a discount basis. U.S. Government obligations also include securities issued or guaranteed by federal agencies or instrumentalities, including government-sponsored enterprises. Some obligations of such agencies or instrumentalities of the U.S. Government are supported by the full faith and credit of the United States or U.S. Treasury guarantees. Other obligations of such agencies or instrumentalities of the U.S. Government are supported by the right of the issuer or guarantor to borrow from the U.S. Treasury. Others are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality or only by the credit of the agency or instrumentality issuing the obligation.

In the case of obligations not backed by the full faith and credit of the United States, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment, which agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities (including government-sponsored enterprises) where it is not obligated to do so. In addition, U.S. Government obligations are subject to fluctuations in market value due to fluctuations in market interest rates. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

MONEY MARKET FUND

ASSET BACKED SECURITIES AND PASS-THROUGH OBLIGATIONS. The Fund may purchase asset-backed securities, including pass-through obligations, which are securities backed by company receivables, home equity loans, truck and auto loans, leases, credit-card receivables and other types of receivables or other assets up to the limits prescribed by Rule 2a-7 and other provisions of the 1940 Act. These securities may also consist of asset-backed commercial paper, which is issued by a special purpose entity organized solely to issue the commercial paper and to purchase interests in the assets. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. Pass-through obligations represent an ownership interest in a pool of mortgages and the resultant cash flow from those mortgages. Payments by homeowners on the loans in the pool also flow through to certificate holders in amounts sufficient to repay principal and to pay interest at the pass-through rate.

The average life of asset-backed securities varies with the maturities of the underlying instruments and is likely to be substantially less than the original maturity of the assets underlying the securities as a result of prepayments. For this and other reasons, an asset-backed security's stated maturity may be shortened by unscheduled prepayments of principal on the underlying assets. Therefore, it is not possible to predict accurately the average maturity of a particular asset-backed security. Variations in the maturities of asset-backed securities may affect the yield of the Fund to the extent it invests in such securities. Furthermore, as with any debt obligation, fluctuations in interest rates will inversely affect the market value of asset-backed securities.

BANK OBLIGATIONS. The Fund may (but is not required to) invest more than 25% of its total assets in bank obligations, including certificates of deposit, time deposits, bankers' acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions. As a result, the Fund may be subject to adverse developments in the banking industry that may affect the value of the Fund's investments more than if the Fund's investments were not invested to such a degree in the banking industry.

Certificates of deposit are negotiable certificates evidencing the obligation of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits, which may be held by the Fund, will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers' acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed-rate, floating- rate or variable-rate notes and bonds.

Obligations of foreign banks and foreign branches of U.S. banks involve somewhat different investment risks from those affecting domestic obligations, including the possibilities that liquidity could be impaired because of future political and economic developments, that the obligations may be less marketable than comparable obligations of U.S. banks, that a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations, that foreign deposits may be seized or nationalized, that foreign governmental restrictions (such as foreign exchange controls) may be adopted which might adversely affect the payment of principal and interest on those obligations and that the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not subject to examination by any U.S. Government agency or instrumentality.

COMMERCIAL PAPER AND SHORT-TERM CORPORATE DEBT INSTRUMENTS. The Fund may invest in high-quality commercial paper (including variable amount master demand notes), which consists of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper may also be asset backed (that is, backed by a pool of assets representing the obligations of a number of different parties). Asset-backed commercial paper is issued by a special purpose entity; organized solely to issue the commercial paper and to purchase interests in the assets. The credit quality of these securities depends primarily upon the quality of the underlying assets and the level of credit support and/or enhancement provided. The Fund may invest in asset-backed commercial paper subject to the restrictions in Rule 2a-7. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. ETAM monitors on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand.

The Fund may also invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than 397 days remaining to maturity at the date of settlement. The Fund will invest only in such corporate bonds and debentures that have received a short-term rating, at the time of purchase, of at least "P-2" by Moody's Investors Service, Inc. ("Moody's"), "A-2" by Standard & Poor's ("S&P"), or an equivalent rating by any other nationally recognized statistical rating organization ("NRSRO") selected by ETAM. In addition, the Fund may invest in non-convertible corporate debt securities that are unrated at the time of purchase provided that such securities are determined to be of comparable quality by ETAM and, if the security has received a long-term rating by an NRSRO, the rating received is within the three highest rating categories. Subsequent to purchase by the Fund, an issue of securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Fund. ETAM will consider such an event in determining whether the Fund should continue to hold the obligation. To the extent the Fund continues to hold such obligations, it may be subject to additional risk of default.

To the extent the ratings given by Moody's, S&P or other NRSROs may change as a result of changes in such organizations or their rating systems, the Fund will attempt to use comparable ratings as standards for investments in accordance with the investment policies described in the Fund's Prospectus and in this SAI. The ratings of Moody's, S&P and other NRSROs are more fully described in the attached Appendix.

FOREIGN OBLIGATIONS. The Fund may invest in certain foreign obligations that include U.S. dollar-denominated short-term obligations issued or guaranteed by one or more foreign governments or any of their political subdivisions, agencies or instrumentalities that are determined by ETAM to be of comparable quality to the other obligations in which the Fund may invest.

To the extent that such investments are consistent with the Fund's investment objectives, the Fund also may invest in debt obligations of supranational entities. Supranational entities include international organizations designated or supported by governmental entities to promote economic reconstruction or development and international banking institutions and related government agencies. Examples include the International Bank for Reconstruction and Development (the World Bank), the Asian Development Bank and the InterAmerican Development Bank. The percentage of the Fund's assets invested in obligations of foreign governments and supranational entities will vary depending on the relative yields of such securities, the economic and financial markets of the countries in which the investments are made and the interest rate climate of such countries.

The Fund may also invest a portion of its total assets in high-quality, short-term (one year or less) debt obligations of foreign branches of U.S. banks or U.S. branches of foreign banks that are denominated in and pay interest in U.S. dollars.

FUNDING AGREEMENTS. Although the Fund has no current intention to do so, the Fund may invest in short-term funding agreements. A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser. Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time. A funding agreement has a fixed maturity and may have either a fixed, variable or floating interest rate that is based on an index and guaranteed for a fixed time period. The Fund will purchase short-term funding agreements, that meet the requirements of Rule 2a-7, only from banks and insurance companies that, at the time of purchase, are rated in one of the three highest rating categories and have assets of $1 billion or more.

The secondary market, if any, for these funding agreements is limited; thus, such investments purchased by the Fund generally will be treated as illiquid. If a funding agreement is determined to be illiquid, it will be valued at its fair market value as determined by procedures approved by the Fund's Board. Valuation of illiquid securities involves a greater degree of judgment in determining the value of the Fund's assets than if the value were based on available market quotations.

LETTERS OF CREDIT. Certain of the debt obligations, certificates of participation, commercial paper and other short-term obligations which the Fund is permitted to purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Letter of credit-backed investments must be of investment quality comparable to other permitted investments of the Fund.

LOAN PARTICIPATION AGREEMENTS. Although the Fund has no current intention to do so, the Fund may purchase interests in loan participations that typically represent direct participation in a loan to a corporate borrower, and generally are offered by an intermediary bank or other financial institution or lending syndicate. Under these loan participation arrangements, the Fund will have the right to receive payments of principal, interest and any fees to which it is entitled from the bank selling the loan participation upon receipt by the bank of the payments from the borrower. The borrower in the underlying loan will be deemed to be the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank that sold the loan participation. Such loans must be to issuers in whose obligations the Fund may invest. Any loan participation purchased by the Fund must be sold by an intermediary bank in the United States with assets exceeding $1 billion.

Because the bank issuing the loan participation does not guarantee the participation in any way, the participation is subject to the credit risks associated with the underlying corporate borrower. In addition, it may be necessary, under the terms of the loan participation, for the Fund to assert its rights against the underlying corporate borrower in the event that the underlying corporate borrower should fail to pay principal and interest when due. Thus, the Fund could be subject to delays, expenses, and risks, which are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Moreover, under the terms of the loan participation, the Fund may be regarded as a creditor of the issuing bank (rather than of the underlying corporate borrower), so that the Fund also may be subject to the risk that the issuing bank may become insolvent. Further, in the event of the bankruptcy or insolvency of the corporate borrower, the loan participation might be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the issuing bank.

The secondary market, if any, for these loan participation interests is limited; thus, such participations purchased by the Fund generally will be treated as illiquid. If a loan participation is determined to be illiquid it will be valued at its fair market value as determined by procedures approved by the Board. Valuation of illiquid securities involves a greater degree of judgment in determining the value of the Fund's assets than if the value were based on available market quotations.

MONEY MARKET FUND, MUNICIPAL MONEY MARKET FUND, CALIFORNIA MUNICIPAL MONEY MARKET FUND AND NEW YORK MUNICIPAL MONEY MARKET FUND

MUNICIPAL OBLIGATIONS. The Money Market Fund may invest in municipal obligations. The Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund will invest in municipal obligations. Municipal bonds generally have a maturity at the time of issuance of up to 40 years. Medium-term municipal notes are generally issued in anticipation of the receipt of tax receipts, of the proceeds of bond placements, or of other revenues. The ability of an issuer to make payments on notes is therefore especially dependent on such tax receipts, proceeds from bond sales or other revenues, as the case may be. Municipal commercial paper is a debt obligation with a stated maturity of 270 days or less that is issued to finance seasonal working capital needs or as short-term financing in anticipation of longer-term debt.

The Funds will normally invest only in municipal securities with not more than 397 days remaining to maturity at the date of settlement. The Funds will invest only in such municipal securities that (a) have received a short-term rating, at the time of purchase, of at least "MIG-2" or "VMIG-2" by Moody's, "SP-2" by S&P, or an equivalent rating by any other NRSRO selected by ETAM; (b) are guaranteed or insured by the U.S. Government as to the payment of principal and interest; or (c) are fully collateralized by an escrow of U.S. Government securities. In addition the Funds may invest in municipal securities that are unrated at the time of purchase provided that such securities are determined to be of comparable quality by ETAM and, if the security has received a long-term rating by an NRSRO, the rating received is within the three highest rating categories. In addition, the Funds limit their investment to securities that meet the quality and diversification requirements of Rule 2a-7 under the 1940 Act. The municipal securities market is narrower and less liquid, with fewer investors than the taxable market.

To the extent the ratings given by Moody's or S&P or other NRSROs may change as a result of changes in such organizations or their rating systems, the Funds will attempt to use comparable ratings as standards for investments in accordance with the investment policies described in the Funds' Prospectuses and in this SAI. The ratings of Moody's, S&P and other NRSROs are more fully described in the attached Appendix.

The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. General obligation bonds are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenue bonds are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Industrial development bonds held by the Funds are in most cases revenue bonds and are not payable from the unrestricted revenues of the issuer. Among other types of instruments, the Funds may purchase tax-exempt commercial paper, warrants and short-term municipal notes such as tax anticipation notes, bond anticipation notes, revenue anticipation notes, construction loan notes and other forms of short-term loans. Such notes are issued with a short-term maturity in anticipation of the receipt of tax payments, the proceeds of bond placements or other revenues.

STANDBY COMMITMENTS. The Funds may purchase securities that provide for the right to resell them to an issuer, bank or dealer at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is referred to as a "Standby Commitment." Securities may cost more with Standby Commitments than without them. Standby Commitments will be entered into solely to facilitate portfolio liquidity. A Standby Commitment may be exercised before the maturity date of the related security if ETAM revises its evaluation of the creditworthiness of the underlying security or of the entity issuing the Standby Commitment. The Funds' policy is to enter into Standby Commitments only with issuers, banks or dealers, which are determined by ETAM to present minimal credit risks. If an issuer, bank or dealer should default on its obligation to repurchase an underlying security, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. For purposes of valuing the Funds' securities at amortized cost, the maturity of a security will not be considered shortened by any Standby Commitment to which such security is subject.

VARIABLE-RATE LOAN PARTICIPATIONS. The Funds may invest in certain municipal securities having rates of interest that are adjusted periodically or that "float" continuously according to formulae intended to minimize fluctuations in values of the instruments (see "Floating-Rate and Variable-Rate Obligations," above). Variable-rate loan participations are similar to

Variable-Rate Obligations except they are made available through a commercial bank, which arranges the tax-exempt loan. Variable-rate obligations and variable-rate loan participations typically are bought and sold among institutional investors. Variable-rate demand notes have a demand feature that entitles the purchaser to resell the securities at par value. The rate of return on variable-rate demand notes also varies according to some objective standard, such as an index of short-term tax-exempt rates. Variable-rate instruments with a demand feature enable the Funds to purchase instruments with a stated maturity in excess of one year. The Funds determine the maturity of variable-rate instruments in accordance with Rule 2a-7, which allows the Funds to consider certain of such instruments as having maturities shorter than the maturity date on the face of the instrument.

CERTIFICATES OF PARTICIPATION. The Funds may purchase high quality certificates of participation ("Certificates of Participation") in trusts that hold municipal securities (see also "Participation Interests," above). These Certificates of Participation may be variable-rate or fixed-rate. A Certificate of Participation may be backed by an irrevocable letter of credit or guarantee of a financial institution that satisfies NRSROs as to the credit quality of the Municipal Security supporting the payment of principal and interest on the Certificate of Participation. Payments of principal and interest would be dependent upon the underlying Municipal Security and may be guaranteed under a letter of credit to the extent of such credit. The quality rating by a rating service of an issue of Certificates of Participation is based primarily upon the rating of the Municipal Security held by the trust and the credit rating of the issuer of any letter of credit and of any other guarantor providing credit support to the issue. ETAM considers these factors as well as others, such as any quality ratings issued by the rating services identified above, in reviewing the credit risk presented by a Certificate of Participation and in determining whether the Certificate of Participation is appropriate for investment by the Funds. ETAM anticipates that, for most publicly offered Certificates of Participation, there will be a liquid secondary market or there may be demand features enabling the Funds to readily sell its Certificates of Participation prior to maturity to the issuer or a third party. As to those instruments with demand features, the Funds intend to exercise their right to demand payment from the issuer of the demand feature only upon a default under the terms of the Municipal Security, as needed to provide liquidity to meet redemptions, or to maintain a high quality investment portfolio.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and the municipal bond market, and the size, maturity and rating of the particular offering. The ratings of Moody's and S&P represent their opinions as to the quality of the municipal securities that they undertake to rate. It should be emphasized, however, that ratings are general and are not absolute standards of quality. Consequently, municipal securities with the same maturity, coupon and rating may have different yields.

INDUSTRIAL DEVELOPMENT BONDS. Each Municipal Money Market Fund may (but is not required to) invest more than 25% of its assets in industrial development bonds. For these types of bonds, investors can look only to the revenue generated by the project or facilities rather than the credit of the state or local government authority issuing the bonds. Industrial revenue bonds are typically subject to greater credit risk because of the relatively limited source of revenue.

Municipal securities that the Funds may purchase include, without limitation, debt obligations issued to obtain funds for various public purposes, including the construction of a wide range of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, public utilities, schools, streets, and water and sewer works. Other public purposes for which municipal securities may be issued include refunding outstanding obligations, obtaining funds for general operating expenses and obtaining funds to loan to other public institutions and facilities.

Municipal securities, such as industrial development bonds, are issued by or on behalf of public authorities to obtain funds for purposes including privately operated airports, housing, conventions, trade shows, ports, sports, parking or pollution control facilities or for facilities for water, gas, electricity or sewage and solid waste disposal. Such obligations, which may include lease arrangements, are included within the term municipal securities if the interest paid thereon qualifies as exempt from federal income tax. Other types of industrial development bonds, the proceeds of which are used for the construction, equipment, repair or improvement of privately operated industrial or commercial facilities, may constitute municipal securities, although the current federal tax laws place substantial limitations on the size of such issues.

TAX ANTICIPATION NOTES AND OTHER NOTES. Tax anticipation notes typically are sold to finance working capital needs of municipalities in anticipation of receiving property taxes on a future date. Bond anticipation notes are sold on an interim basis in anticipation of a municipality issuing a longer term bond in the future. Revenue anticipation notes are issued in expectation of receipt of other types of revenue such as those available under the Federal Revenue Sharing Program. Construction loan notes are instruments insured by the Federal Housing Administration with permanent financing by the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae") at the end of the project construction period. Pre-refunded municipal bonds are bonds that are not yet refundable, but for which securities have been placed in escrow to refund an original municipal bond issue when it becomes refundable. Tax-free commercial paper is an unsecured promissory obligation issued or guaranteed by a municipal issuer. The Funds may purchase other municipal securities similar to the foregoing that are or may become available, including securities issued to pre-refund other outstanding obligations of municipal issuers.

TAXABLE TEMPORARY INVESTMENTS. From time to time, as a defensive measure or when acceptable short-term municipal securities are not available, the Funds may invest in taxable "temporary investments" that include: obligations of the U.S. Government, its agencies or instrumentalities; debt securities rated within the two highest grades by Moody's or S&P; commercial paper rated in the highest grade by either of such rating services; certificates of deposit of domestic banks with assets of $1 billion or more; and any of the foregoing temporary investments subject to repurchase agreements. Under a repurchase agreement the Funds acquire ownership of a security from a broker-dealer or bank that agrees to repurchase the security at a mutually agreed upon time and price (which price is higher than the purchase price), thereby determining the yield during the Funds' holding period. Repurchase agreements with broker-dealer firms will be limited to obligations of the U.S. Government, its agencies or instrumentalities. Interest income from temporary investments is taxable to shareholders as ordinary income.

The federal bankruptcy statutes relating to the adjustments of debts of political subdivisions and authorities of states of the United States provide that, in certain circumstances, such subdivisions or authorities may be authorized to initiate bankruptcy proceedings without prior notice to or consent of creditors, which proceedings could result in material and adverse changes in the rights of holders of obligations issued by such subdivisions or authorities.

Litigation challenging the validity under state constitutions of present systems of financing public education has been initiated or adjudicated in a number of states, and legislation has been introduced to effect changes in public school finances in some states. In other instances there has been litigation challenging the issuance of pollution control revenue bonds or the validity of their issuance under state or federal law, which litigation ultimately could affect the validity of those municipal securities or the tax-free nature of the interest thereon.

TENDER OPTION BONDS. The Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund may invest in tender option bonds. A tender option bond is a municipal obligation (generally held under a custodial arrangement) having a relatively long maturity and bearing interest at a fixed rate substantially higher than prevailing short-term tax-exempt rates. The bond is typically issued in conjunction with the grant by a third party, such as a bank, broker-dealer or other financial institution, to the security holder the option, at periodic intervals, to tender its securities to the institution and receive the security's face value. As consideration for providing the option, the financial institution receives periodic fees equal to the difference between the bond's fixed coupon rate and the rate, as determined by a remarketing agent, that would cause the bond, coupled with the tender option, to trade at par on the date of this determination. After payment of this fee, the security holder effectively holds a demand obligation that bears interest at the prevailing short-term tax-exempt rate. However, an institution will not be obligated to accept tendered bonds in the event of certain defaults by, or a significant downgrade in the credit rating assigned to, the issuer of the bond.

The tender option will reduce the maturity of tender option bonds and the average portfolio maturity of each Fund. The liquidity of tender option bond depends on the credit quality of both the issuer and the financial institution providing liquidity. Consequently, tender option bonds are deemed to be liquid unless, in the opinion of ETAM, the credit quality of the bond issuer and the financial institution is deemed, in light of the relevant Fund's credit quality requirements, to be inadequate.

SPECIAL CONSIDERATIONS REGARDING CALIFORNIA

The following information as to certain risk factors is given to investors because the California Municipal Money Market Fund concentrates its investments in bonds issued by the State of California or its political subdivisions. The Fund is therefore subject to various statutory, political and economic factors unique to the State of California. Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on California securities owned by the Fund.

The following information constitutes only a brief summary, does not purport to be a complete description, and is based on information available as of the date of this SAI from official statements and prospectuses relating to securities offerings of the State of California and various local agencies in California. While ETAM has not independently verified such information, it has no reason to believe that such information is not correct in all material respects. Certain California constitutional amendments, legislative measures, executive orders, administrative regulations, and voter initiatives, as discussed below, could adversely affect the market values and marketability of, or result in default of, existing obligations, including obligations that may be held by the Fund. Obligations of the State or local governments may also be affected by budgetary pressures affecting the State of California and economic conditions in the State. Interest income to the Fund could also be adversely affected.

GENERAL

-------

During the early 1990's, California experienced significant financial difficulties, which reduced its credit standing, but the State's finances improved significantly starting in 1995. After several years of very strong growth, the State's financial condition started to worsen beginning in early 2001, with the combination of a mild economic recession and a dramatic decline in revenue from capital gains and stock option activity resulting from the decline in stock market levels since mid-2000. The ratings of certain related debt of other issuers for which California has an outstanding lease purchase, guarantee or other contractual obligation (such as for state-insured hospital bonds) are generally linked directly to California's rating. Should the financial condition of California deteriorate further, its credit ratings could be reduced, and the market value and marketability of all outstanding notes and bonds issued by California, its public authorities or local governments could be adversely affected.

ECONOMIC FACTORS
----------------

California's economy is the largest among the 50 states and one of the largest in the world. The State's population of about 35 million represents about 12-1/2% of the total United States population and grew by 26% in the 1980s, more than double the national rate. Population growth slowed to less than 1% annually in 1994 and 1995, but rose to almost 2% in the final years of the 1990's. The bulk of population growth in the State is due to births and foreign immigration.

Total personal income in the State, at an estimated $1,095 billion in 2000, accounted for almost 13% of all personal income in the nation. Total employment was over 16 million, the majority of which was in the service, trade and manufacturing sectors.

Following a severe recession in the early 1990's, California began a period of strong growth in 1994 in virtually all sectors, particularly in high technology manufacturing and services, including computer software and other services, entertainment, tourism, and construction, and also with very strong growth in exports. The California economy outpaced the nation during this period. By the end of 2000, unemployment in the State had dropped in half from the recession to less than 5%, its lowest level in three decades. The strongest growth in a decade occurred in 1999 and 2000, but in 2001 the State finally showed the impact of the nationwide economic slowdown, coupled with a cyclical downturn in the high technology sector (including Internet-related businesses) and entered a mild recession. International trade has also slowed since the start of 2001. The terrorist attacks on September 11, 2001 further weakened the economy, particularly in tourism-based areas. Although California's economy continues to be stronger than the national average, it is not expected to start a recovery until mid-2002. The recession, combined particularly with the decline in the stock markets since mid-2000, will result in much weaker State revenues than previously projected.

Widely publicized difficulties in California's energy supplies had been seen in early 2001 to pose some risks to the economy, but during the summer there were no electricity blackouts or shortages of natural gas. Although energy prices have risen from the levels of two years ago, they have now appeared to stabilize. Energy difficulties are mitigated by the fact that California's economy is very energy-efficient. U.S. Department of Energy statistics for 1999 revealed that California ranked 50th of the 50 states in energy expenditures as a percentage of state domestic product.

RECENT DEVELOPMENTS REGARDING ENERGY
------------------------------------

From mid-2000 through early 2001, the State faced occasional shortages of electricity and dramatic increases in the spot market price for electricity, as a result of many complex factors deriving generally from a deregulation plan implemented in 1997. The three major investor-owned utilities in the State ("IOUs") purchased electricity to meet their needs above their own generating capacity and contracted supplies at fluctuating short-term and spot market rates, which rose sharply, while the retail prices they could charge their residential and small business customers were capped at specified levels under the deregulation plan. By early January 2001, the two largest IOUs had exhausted their cash reserves and could no longer purchase electricity in the spot market.

The Governor declared a state of emergency under State law on January 17, 2001, and ordered the State's Department of Water Resources ("DWR") to begin purchasing electricity for resale to retail end use customers, to fill the gap in supplies resulting from the inability of the IOUs to continue to purchase power. The DWR also started to enter into long-term power supply contracts to reduce reliance on short-term and spot markets. DWR's purchases were initially funded primarily by unsecured, interest-bearing loans from the State's General Fund ("State Loans"). DWR is also receiving repayment from a portion of retail end use customers' payments, remitted through the IOUs, but these amounts will cover only a small portion of the power purchase costs. Effective June 26, 2001, the DWR entered into an Interim Loan Agreement with several banks totaling $4.1 billion ("Interim Loans"), which moneys are being used since that date to fund power purchases. The Interim Loans are repayable only from end use customer payments or other debt sales, and are not an obligation of the State General Fund. As of January 31, 2002, DWR had committed approximately $12.6 billion for power purchases, funded from $6.1 billion in net State Loans, $3.7 billion in customer payments and a net $2.7 billion from the Interim Loans ($1.4 billion of Interim Loan proceeds remain available to fund future power purchases).

The State Loans, the Interim Loans and the balance of energy purchase costs, are intended to be funded from the issuance of up to $13 billion of DWR revenue bonds authorized by legislation. Issuance of the bonds depends on adoption and final legal review of several orders by the California Public Utilities Commission ("CPUC"). In February, 2002 the CPUC adopted an order implementing DWR's "revenue requirement" to be collected from customer rates; the procedure used by DWR to calculate its revenue requirement was, however, challenged in a court proceeding. The CPUC also approved a "rate agreement" with the DWR governing the imposition of consumer rates necessary to repay the bond issue and DWR's other power purchase costs. While the CPUC had raised customer rates significantly in 2001 (average of 40%), final calculation of the DWR's revenue requirement to repay bonds and meet its other obligations may require additional rate actions. CPUC also approved an order eliminating the right of retail customers to contract directly with generators for energy.

A final schedule for issuance of the revenue bonds will depend on review of any legal challenges to these CPUC orders. The DWR revenue bonds will be repaid from a dedicated revenue stream derived from customer payments; they will not be backed in any way by the faith and credit or taxing power of the State. Pending issuance of the DWR revenue bonds, DWR projects it will have enough funds available from existing resources and customer revenues to continue its power purchases and repay its obligations (including principal payments on the Interim Loans to begin in April 2002, if the revenue bonds have not been sold).

On April 6, 2001, the largest IOU, Pacific Gas & Electric Company filed for voluntary protection under the federal Bankruptcy Code. Its bankruptcy proceeding remained far from resolution by March 2002. The second-largest IOU, Southern California Edison Company ("SCE") also defaulted on various obligations in early 2001. In October 2001, SCE announced the settlement of a lawsuit with the CPUC over the rates which SCE could charge its customers. CPUC implemented this settlement by allowing SCE to collect rates from its customers at current levels for up to three years to repay its prior debts. Based on this agreement, SCE used accumulated cash receipts and proceeds of a new credit agreement to repay substantially all of its prior defaulted debts in March 2002.

The State is intensifying programs for energy conservation, load management and improved energy efficiency in government, businesses and homes. Approval for construction of new power generating facilities, especially smaller and "peaking" power facilities has been accelerated. A number of new power plants have been completed and new larger power plants are under construction and in permitting phase, and will come on line in 2002 and 2003. As noted, the State has entered into a number of longer term power supply contracts, thereby reducing the risks of reliance on the spot markets. The combination of these elements has substantially lowered wholesale electricity costs.

Despite fears of significant disruptions during the summer of 2001, the combination of cooler weather, significant conservation efforts, absence of major unplanned power plant outages, and completion of several new power plants permitted the State to avoid any blackouts since early May, and spot market power costs have decreased significantly, lessening the cost of the DWR power purchase program. Natural gas prices have also decreased.

A number of lawsuits are pending dealing with many aspects of the energy situation in California, including disputes over the rates which the CPUC may charge retail customers, financial responsibility for purchases of power by the IOUs, obligations and rights of independent power producers holding power sales contracts with the IOUs, and various antitrust, fraud and refund claims against energy suppliers.

CONSTITUTIONAL LIMITATIONS ON TAXES, OTHER CHARGES AND APPROPRIATIONS
---------------------------------------------------------------------

LIMITATION ON PROPERTY TAXES. Certain California Municipal Obligations may be obligations of issuers which rely in whole or in part, directly or indirectly, on ad valorem property taxes (or taxes imposed on the value of property) as a source of revenue. The taxing powers of California local governments and districts are limited by Article XIIIA of the California Constitution, enacted by the voters in 1978 and commonly known as "Proposition 13." Briefly, Proposition 13 limits the rate of ad valorem property taxes to 1% of full cash value of real property and generally restricts the reassessment of property to 2% per year, except upon new construction or change of ownership (subject to a number of exemptions). Taxing entities may, however, raise ad valorem taxes above the 1% limit to pay debt service on voter-approved bonded indebtedness. Proposition 13 prohibits local governments from raising revenues through ad valorem taxes above the 1% limit; it also requires voters of any governmental unit to give two-thirds approval to levy any "special tax."

Under Proposition 13, the basic 1% ad valorem tax levy is applied against the assessed value of property as of the owner's date of acquisition (or as of March 1, 1975, if acquired earlier), subject to certain adjustments. This system has resulted in widely varying amounts of tax on similarly situated properties. Several lawsuits were filed challenging the acquisition-based assessment system of Proposition 13, but it was upheld by the U.S. Supreme Court in 1992.

LIMITATIONS ON OTHER TAXES, FEES AND CHARGES. On November 5, 1996, the voters of the State approved Proposition 218, called the "Right to Vote on Taxes Act." Proposition 218 added Articles XIIIC and XIIID to the State Constitution, which contain a number of provisions affecting the ability of local agencies to levy and collect both existing and future taxes, assessments, fees and charges.

Article XIIIC requires that all new or increased local taxes be submitted to the electorate before they become effective. Taxes for general governmental purposes require a majority vote and taxes for specific purposes require a two-thirds vote. Article XIIID contains several new provisions making it generally more difficult for local agencies to levy and maintain "assessments" for municipal services and programs. Article XIIID also contains several new provisions affecting "fees" and "charges", defined for purposes of Article XIIID to mean "any levy other than an ad valorem tax, a special tax, or an assessment, imposed by a local government upon a parcel or upon a person as an incident of property ownership, including a user fee or charge for a property related service." All new and existing property related fees and charges must conform to requirements prohibiting, among other things, fees and charges which generate revenues exceeding the funds required to provide the property related service or are used for unrelated purposes. There are new notice, hearing and protest procedures for levying or increasing property related fees and charges, and, except for fees or charges for sewer, water and refuse collection services (or fees for electrical and gas service, which are not treated as "property related" for purposes of
Article XIIID), no property related fee or charge may be imposed or increased without majority approval by the property owners subject to the fee or charge or, at the option of the local agency, two-thirds voter approval by the electorate residing in the affected area.

In addition to the provisions described above, Article XIIIC removes limitations on the initiative power in matters of local taxes, assessments, fees and charges. Consequently, local voters could, by future initiative, repeal, reduce or prohibit the future imposition or increase of any local tax, assessment, fee or charge. It is unclear how this right of local initiative may be used in cases where taxes or charges have been or will be specifically pledged to secure debt issues.

The interpretation and application of Proposition 218 will ultimately be determined by the courts with respect to a number of matters, and it is not possible at this time to predict with certainly the outcome of such determinations.

APPROPRIATIONS LIMITS. The State and its local governments are subject to an annual "appropriations limit" imposed by Article XIIIB of the California Constitution, enacted by the voters in 1979 and significantly amended by Propositions 98 and 111 in 1988 and 1990, respectively. Article XIIIB prohibits the State or any covered local government from spending "appropriations subject to limitation" in excess of the appropriations limit imposed. "Appropriations subject to limitation" are authorizations to spend "proceeds of taxes," which consist of tax revenues and certain other funds, including proceeds from regulatory licenses, user charges or other fees, to the extent that such proceeds exceed the cost of providing the product or service, but "proceeds of taxes" exclude most State subventions to local governments. No limit is imposed on appropriations of funds which are not "proceeds of taxes," such as reasonable user charges or fees, and certain other non-tax funds, including bond proceeds.

Among the expenditures not included in the Article XIIIB appropriations limit are: (1) the debt service cost of bonds issued or authorized prior to January 1, 1979, or subsequently authorized by the voters, (2) appropriations to comply with mandates of courts or the federal government, (3) appropriations for certain capital outlay projects, (4) appropriations by the State of post-1989 increases in gasoline taxes and vehicle weight fees, and (5) appropriations made in certain cases of emergency.

The appropriations limit for each year is adjusted annually to reflect changes in cost of living and population, and any transfers of service responsibilities between government units. The definitions for such adjustments were liberalized in 1990 to follow more closely growth in the State's economy.

"Excess" revenues are measured over a two year cycle. Local governments must return any excess to taxpayers by rate reductions. The State must refund 50% of any excess, with the other 50% paid to schools and community colleges. With more liberal annual adjustment factors since 1988, and depressed revenues in the early 1990's because of the recession, few governments have been operating near their spending limits, but this condition may change over time. Local governments may by voter approval exceed their spending limits for up to four years. Because of extraordinary revenue receipts in fiscal year 1999-2000, State appropriations were estimated to be about $975 million above the limit. However, since the State was $2.1 billion below its limit in fiscal year 2000-01, resulting in no excess over the two-year period, no refunds were made. 1999-2000 was the only fiscal year since the late 1980's when State appropriations were above the limit. The State Department of Finance estimates the State will be about $14.5 billion below its appropriation limit in fiscal year 2001-02 and $6.3 billion under the limit in 2002-03.

Because of the complex nature of Articles XIIIA, XIIIB, XIIIC and XIIID of the California Constitution, the ambiguities and possible inconsistencies in their terms, and the impossibility of predicting future appropriations or changes in population and cost of living, and the probability of continuing legal challenges, it is not currently possible to determine fully the impact of these Articles on California municipal obligations or on the ability of the State or local governments to pay debt service on such California municipal obligations.

It is not possible, at the present time, to predict the outcome of any pending litigation with respect to the ultimate scope, impact or constitutionality of these Articles or the impact of any such determinations upon State agencies or local governments, or upon their ability to pay debt service on their obligations. Further initiatives or legislative changes in laws or the California Constitution may also affect the ability of the State or local issuers to repay their obligations.

OBLIGATIONS OF THE STATE OF CALIFORNIA
--------------------------------------

Under the California Constitution, debt service on outstanding general obligation bonds is the second charge to the General Fund after support of the public school system and public institutions of higher education. As of January 1, 2002, the State had outstanding approximately $23.9 billion of long-term general obligation bonds, plus $724 million of general obligation commercial paper and $6.2 billion of lease-purchase debt supported by the State General Fund. The State also had about $13.2 billion of authorized and unissued long-term general obligation bonds and lease-purchase debt. In February 2002, the State sold $1 billion of general obligation bonds to repay outstanding commercial paper notes, and sold $187,705,000 of new lease purchase bonds. In FY 2000-01, debt service on general obligation bonds and lease purchase debt was approximately 3.8% of General Fund revenues. State voters approved $2.8 billion of new general bond authorizations on the ballot in March 2002.

RECENT FINANCIAL RESULTS
------------------------

The principal sources of General Fund tax revenues in 2000-01 were the California personal income tax (59% of total tax revenues), the sales tax (28%), corporation taxes (9%), and the gross premium tax on insurance (2%). Preliminary estimates for 2000-01 indicate that up to 23% of total General Fund tax revenue was derived from capital gains realizations and stock option income. While these sources have been extraordinarily strong in the past few years, they are particularly volatile. In preparing the 2001-02 budget, the State took account of the recent drop in stock market levels and reduced its estimated receipts from these revenues as compared to the prior year. However, with continued weak stock market levels into early 2002 it is now expected that revenue from capital gains and stock options will fall below projections.

The State maintains a Special Fund for Economic Uncertainties (the "SFEU"), derived from General Fund revenues, as a reserve to meet cash needs of the

General Fund, but which is required to be replenished as soon as sufficient revenues are available. Year-end balances in the SFEU are included for financial reporting purposes in the General Fund balance. Throughout the 1980's, State spending increased rapidly as the State population and economy also grew rapidly, including increased spending for many assistance programs to local governments, which were constrained by Proposition 13 and other laws. The largest State program is assistance to local public school districts. In 1988, an initiative (Proposition 98) was enacted which (subject to suspension by a two-thirds vote of the Legislature and the Governor) guarantees local school districts and community college districts a minimum share of State General Fund revenues (currently about 35%).

RECENT BUDGETS. The State suffered a severe economic recession from 1990-94 during which the State experienced substantial revenue shortfalls and accumulated a budget deficit of about $2.8 billion. With the economic recovery, which began in 1994, the State's financial condition improved markedly in the years from fiscal year 1995-96 onward, with a combination of better than expected revenues, slowdown in growth of social welfare programs, and continued spending restraint based on the actions taken in earlier years.

The economy grew strongly during the second half of the 1990's, and as a result, the General Fund took in substantially greater tax revenues (around $2.2 billion in 1995-96, $1.6 billion in 1996-97, $2.4 billion in 1997-98, $1.7 billion in
1998-99, $8.2 billion in 1999-2000 and $4.1 billion in 2000-01) than were initially planned when the budgets were enacted. These additional funds were largely directed to school spending as mandated by Proposition 98, and to make up shortfalls from reduced federal health and welfare aid in 1995-96 and 1996-97. In 1998-99 through 2000-01, new spending programs were also enacted, particularly for education, new capital outlay projects were funded from current receipts, and significant tax reductions were enacted. The accumulated budget deficit from the recession years was finally eliminated. The Department of Finance estimated that the State's budget reserve (the SFEU) totaled $8.7 billion at June 30, 2000 and $6.3 billion at June 30, 2001. However, the SFEU balance at June 30, 2001 includes as an asset the $6.1 billion loan to the DWR for power purchases (see "Recent Developments Regarding Energy" above), and the General Fund's available cash at that date was considerably less.

The growth in General Fund revenues since the end of the recession resulted in significant increases in State funding for local school districts under Proposition 98. From the recession level of about $4,200 per pupil, annual State funding has increased to over $6,700 per pupil in FY 2000-01. A significant amount of the new moneys have been directed to specific educational reforms, including reduction of class sizes in many grade levels. The improved budget condition also allowed annual increases in support for higher education in the State, permitting increased enrollment and reduction of student fees.

Part of the 1997-98 Budget Act was completion of State welfare reform legislation to implement the new federal law passed in 1996. The new State program, called "CalWORKs," became effective January 1, 1998, and emphasizes programs to bring aid recipients into the workforce. As required by federal law, new time limits are placed on receipt of welfare aid. Generally, health and welfare costs have been contained even during the recent period of economic recovery, with the first real increases (after inflation) in welfare support levels occurring in 1999-2000 and additional increases in 2000-01.

One of the most important elements of recent Budget Acts was agreement on substantial tax cuts. The largest of these was a phased-in cut in the Vehicle License Fee (an annual tax on the value of cars registered in the State, the "VLF"). Starting on January 1, 1999, the VLF was reduced by 25%, which was increased to a 35% reduction effective January 1, 2000 and a 67.5% reduction effective January 1, 2001. Under pre-existing law, VLF funds are automatically transferred to cities and counties, so the new legislation provided for the General Fund to make up the reductions. The full 67.5% VLF cut will be offset by about $2.6 billion in General Fund money in FY 2000-01, and $3.6 billion for fiscal year 2001--02. Other tax cuts included an increase in the dependent credit exemption for personal income tax filers, restoration of a renter's tax credit for taxpayers, and a variety of business tax relief measures. Finally, because the SFEU balance was more than 4% of General Fund revenues for two consecutive years, the State reduced its sales tax by 0.25% for one year, starting January 1, 2001 (pursuant to an existing statutory formula). This was expected to result in about $1.15 billion in lower revenues during calendar year 2001. The 0.25% rate was restored as of January 1, 2002.

FISCAL YEAR 2001-02 BUDGET. The 2001-02 Budget Act (the "2001 Budget Act") was signed on July 26, 2001. The 2001 Budget Act included $78.8 billion in General Fund expenditures, a reduction of $1.3 billion from the previous year. General Fund revenues in fiscal year 2001-02 were projected to drop to $75.1 billion, a decline of almost 4% from the prior year, reflecting the economic slowdown and the sharp drop in capital gains and stock option revenue. The excess of expenditures over revenues is to be funded by using a part of the budget reserve from the prior year, and assumes that the General Fund will be repaid in full for advances made to purchase energy (see "Recent Developments Regarding Energy" above). The Governor vetoed about $500 million of General Fund expenditures from the 2001 Budget Act as adopted by the Legislature, to leave an estimated budget reserve in the SFEU at June 30, 2002 of $2.6 billion. The 2001 Budget Act also included expenditures of $21.3 billion from Special Funds and $3.2 billion from bond funds.

When the Governor released his proposed budget for 2002-03 in January 2002 (the "2002-03 Governor's Budget"), the Administration estimated that the major tax revenues (personal income, corporate and sales) would be more than $5 billion lower in 2001-02 than projected when the 2001 Budget Act was signed. The Administration projected the need to close a $12.5 billion budget gap for the two fiscal years 2001-02 and 2002-03. As part of his plan to close this gap, the Governor froze about $2.3 billion of spending for 2001-02 in November 2001; the Legislature ratified these actions in late January 2002. Further elements of the plan are described below under "Proposed 2002-03 Budget."

The State sold a record $5.7 billion in revenue anticipation notes for the 2001-02 fiscal year, to offset cash flow shortfalls during the fiscal year. The State's cash position has been adversely affected by the $6.1 billion advances made by the General Fund to pay for electricity purchases in the first half of 2001. The State projects that it will be able to repay the revenue anticipation notes at June 28, 2002 even if the DWR revenue bonds have not been sold (see "Recent Developments Regarding Energy" above). If, however, the State's cash position (including available internal borrowings from State special funds) is lower than projected, the State has other short term borrowing alternatives to assure access to sufficient cash resources to pay all its obligations.

One of the major disputes which delayed passage of the 2001 Budget Act past the July 1 start of the fiscal year related to tax provisions. Under existing law, since the budget reserve was expected to fall below 4% in 2001-02, the 0.25% reduction in the State sales tax which went into effect on January 1, 2001 was scheduled to be reversed on January 1, 2002, providing over $500 million of revenues for the 2001-02 fiscal year. A compromise was reached which allows the 0.25% sales tax reinstatement to occur in 2002, but reduces the "trigger" for sales tax reductions in future years to a 3% budget reserve test from the present 4%. Certain other tax relief measures for senior citizens and rural and agricultural areas were included in the Budget Act, totaling about $122 million.

The 2001 Budget Act provides full funding for K-14 education, and certain additional funding for low-performing schools, childcare and other programs. Funding for higher education was increased, but less than in previous years. No fee increases for higher education will be imposed. Health care, social services and prisons are funded for all expected caseload and inflation increases. Assistance to local governments was reduced from the previous year.

The 2001 Budget Act was able to sustain the reduced revenues without major program reductions because a large part of the 2000-01 Budget Act was for one-time spending, which did not have to be continued. The Budget Act has much less one-time spending for capital outlay. The 2001 Budget Act also extends for two years the six-year transportation funding program implemented in 2000-01, and uses a total of $2.3 billion of those funds for General Fund purposes in 2001-02 and 2002-03, to be repaid in 2006-08. The shortfall in funding will be made up by temporary loans from other transportation accounts, so that it is not expected any projects will be delayed. Part of a compromise to permit this deferral was agreement to place a constitutional amendment on the next statewide ballot to permanently dedicate all sales taxes on gasoline and related fuels to transportation programs.

In anticipation of reduced revenues in the 2001-02 fiscal year, the Governor in October, 2001 announced a hiring freeze for State agencies, and requested State agencies to find up to 10% in cost reductions in the current year. He also asked State agencies to prepare budget proposals for the 2002-03 fiscal year with up to a 15% cut from current levels. However, this cut would not apply to public safety or K-12 education programs.

PROPOSED 2002-03 BUDGET. As noted above, the 2002-03 Governor's Budget projected a $12.5 billion gap for the period through June 30, 2003. The Administration proposed to close this gap with the following major actions:

1. Expenditure reductions of about $5.2 billion. About $2.3 billion of these reductions, for the 2001-02 fiscal year, have already been approved by the Legislature.

2. Funding shifts from the General Fund to other sources, including bond funds and special funds, totaling $586 million.

3. Anticipated increases in federal funding for health and human services programs, security/bioterrorism and other areas totaling $1.1 billion.

4. Interfund loans, accelerations and transfers totaling $5.6 billion. The largest portion of this category is the receipt of $2.4 billion in 2002-03 from the sale of a portion of the State's future receipt of payments from tobacco companies in settlement of previous litigation. Another $672 million would come from loans from transportation funds and $800 million would come from deferral of payments to State pension funds. The Administration later announced it would not pursue the pension fund deferrals, using instead savings in debt service costs by rescheduling current debt payments to future years.

All of these proposals are subject to negotiations with the Legislature and, in some cases, action by other bodies, such as the federal government. There is no assurance which of these actions will be finally implemented, or the total budget savings which will result.

In February 2002, the State's Legislative Analyst issued a report which predicted that revenues in 2001-02 would be about $2.8 billion lower than the Administration's estimates, in part because of lower estimates of capital gains and stock option income. The Legislative Analyst also predicted expenditures would be higher than the Administration projected, and that the total budget gap which the State would have to resolve over the period December 1, 2001 to June 30, 2003 might be as large as $17.5 billion.

The 2002-03 Governor's Budget proposed an austere spending plan for the next fiscal year, based on successful implementation of the various actions to close the budget gap. Spending for K-12 schools would be increased by a small amount, with full cost of living increases included. Support for higher education would also increase by about 1 percent on average. Health and human services costs would increase by 3.3% to reflect increased caseloads. Most other areas of the budget, including corrections, natural resources, environmental protection, transportation, general government and capital outlay, will be reduced on average 5%. The Governor proposed no tax increases or funding shifts which would impact local governments. Final action on the 2002-03 Budget Act will occur in the summer following release of updated budget and revenue estimates in May 2002 and final negotiations between the Governor and the Legislature.

Although the State's strong economy has produced record revenues to the State government in recent years, the State's budget faces several years of significant constraints due to weaker economic conditions, and it continues to be marked by mandated spending on education, a large prison population, and social needs of a growing population with many immigrants. These factors which limit State spending growth also put pressure on local governments. There can be no assurances that, if economic conditions weaken, or other factors intercede, the State will not experience budget gaps in the future.

BOND RATING
-----------

The ratings on California's long-term general obligation bonds were reduced in the early 1990's from "AAA" levels which had existed prior to the recession. After 1996, through the end of 2000, the three major rating agencies raised their ratings of California's general obligation bonds as high as "AA" from S&P's, "Aa2" from Moody's and "AA" from Fitch. As of March 1, 2002, S&P's had reduced California's senior ratings to "A+" and Moody's had reduced its ratings to "A1" and both agencies maintained the State's credit ratings on watch with negative implications. As of that date, Fitch had placed California's ratings on watch with negative implications.

There can be no assurance that current ratings will be maintained in the future. It should be noted that the creditworthiness of obligations issued by local California issuers may be unrelated to creditworthiness of obligations issued by the State of California, and that there is no obligation on the part of the State to make payment on such local obligations in the event of default.

LEGAL PROCEEDINGS
-----------------

The State is involved in certain legal proceedings (described in the State's recent financial statements) that, if decided against the State, may require the State to make significant future expenditures or may substantially impair revenues. If the State eventually loses any of these cases, the final remedies may not have to be implemented in one year.

OBLIGATIONS OF OTHER ISSUERS
----------------------------

OTHER ISSUERS OF CALIFORNIA MUNICIPAL OBLIGATIONS. There are a number of State agencies, instrumentalities and political subdivisions of the State that issue Municipal Obligations, some of which may be conduit revenue obligations payable from payments from private borrowers. These entities are subject to various economic risks and uncertainties, and the credit quality of the securities issued by them may vary considerably from the credit quality of obligations backed by the full faith and credit of the State.

STATE ASSISTANCE. Property tax revenues received by local governments declined more than 50% following passage of Proposition 13. Subsequently, the California Legislature enacted measures to provide for the redistribution of the State's General Fund surplus to local agencies, the reallocation of certain State revenues to local agencies and the assumption of certain governmental functions by the State to assist municipal issuers to raise revenues. Total local assistance from the State's General Fund was budgeted at approximately 75% of General Fund expenditures in recent years, including the effect of implementing reductions in certain aid programs. To reduce State General Fund support for school districts, the 1992-93 and 1993-94 Budget Acts caused local governments to transfer $3.9 billion of property tax revenues to school districts, representing loss of the post-Proposition 13 "bailout" aid. Local governments have in return received greater revenues and greater flexibility to operate health and welfare programs.

In 1997, a new program provided for the State to substantially take over funding for local trial courts (saving cities and counties some $400 million annually). For 2001-02, the State provided over $350 million to support local law enforcement costs.

To the extent the State should be constrained by its Article XIIIB appropriations limit, or its obligation to conform to Proposition 98, or other fiscal considerations, the absolute level, or the rate of growth, of State assistance to local governments may continue to be reduced. Any such reductions in State aid could compound the serious fiscal constraints already experienced by many local governments, particularly counties. Los Angeles County, the largest in the State, was forced to make significant cuts in services and personnel, particularly in the health care system, in order to balance its budget in FY1995-96 and FY1996-97. Orange County, which emerged from Federal Bankruptcy Court protection in June 1996, has significantly reduced county services and personnel, and faces strict financial conditions following large investment fund losses in 1994 which resulted in bankruptcy. The recent economic slowdown in the State, with its corresponding reduction in State and local revenues, will put additional pressure on local government finances in the coming years.

Counties and cities may face further budgetary pressures as a result of changes in welfare and public assistance programs, which were enacted in August 1997 in order to comply with the federal welfare reform law. Generally, counties play a large role in the new system, and are given substantial flexibility to develop and administer programs to bring aid recipients into the workforce. Counties are also given financial incentives if either at the county or statewide level, the "Welfare-to-Work" programs exceed minimum targets; counties are also subject to financial penalties for failure to meet such targets. Counties remain responsible to provide "general assistance" for able-bodied indigents who are ineligible for other welfare programs. The long-term financial impact of the new CalWORKs system on local governments is still unknown.

ASSESSMENT BONDS. California Municipal Obligations which are assessment bonds may be adversely affected by a general decline in real estate values or a slowdown in real estate sales activity. In many cases, such bonds are secured by land which is undeveloped at the time of issuance but anticipated to be developed within a few years after issuance. In the event of such reduction or slowdown, such development may not occur or may be delayed, thereby increasing the risk of a default on the bonds. Because the special assessments or taxes securing these bonds are not the personal liability of the owners of the property assessed, the lien on the property is the only security for the bonds. Moreover, in most cases the issuer of these bonds is not required to make payments on the bonds in the event of delinquency in the payment of assessments or taxes, except from amounts, if any, in a reserve fund established for the bonds.

CALIFORNIA LONG TERM LEASE OBLIGATIONS. Based on a series of court decisions, certain long-term lease obligations, though typically payable from the general fund of the State or a municipality, are not considered "indebtedness" requiring voter approval. Such leases, however, are subject to "abatement" in the event the facility being leased is unavailable for beneficial use and occupancy by the municipality during the term of the lease. Abatement is not a default, and there may be no remedies available to the holders of the certificates evidencing the lease obligation in the event abatement occurs. The most common cases of abatement are failure to complete construction of the facility before the end of the period during which lease payments have been capitalized and uninsured casualty losses to the facility (e.g., due to earthquake). In the event abatement occurs with respect to a lease obligation, lease payments may be interrupted (if all available insurance proceeds and reserves are exhausted) and the certificates may not be paid when due. Although litigation is brought from time to time which challenges the constitutionality of such lease arrangements, the California Supreme Court issued a ruling in August, 1998 which reconfirmed the legality of these financing methods.

OTHER CONSIDERATIONS
--------------------

The repayment of industrial development securities secured by real property may be affected by California laws limiting foreclosure rights of creditors. Securities backed by health care and hospital revenues may be affected by changes in State regulations governing cost reimbursements to health care providers under Medi-Cal (the State's Medicaid program), including risks related to the policy of awarding exclusive contracts to certain hospitals.

Limitations on ad valorem property taxes may particularly affect "tax allocation" bonds issued by California redevelopment agencies. Such bonds are secured solely by the increase in assessed valuation of a redevelopment project area after the start of redevelopment activity. In the event that assessed values in the redevelopment project decline (e.g., because of a major natural disaster such as an earthquake), the tax increment revenue may be insufficient to make principal and interest payments on these bonds. Both Moody's and S&P suspended ratings on California tax allocation bonds after the enactment of Articles XIIIA and XIIIB, and only resumed such ratings on a selective basis.

Proposition 87, approved by California voters in 1988, requires that all revenues produced by a tax rate increase go directly to the taxing entity which increased such tax rate to repay that entity's general obligation indebtedness. As a result, redevelopment agencies (which, typically, are the issuers of tax allocation securities) no longer receive an increase in tax increment when taxes on property in the project area are increased to repay voter-approved bonded indebtedness.

The effect of these various constitutional and statutory changes upon the ability of California municipal securities issuers to pay interest and principal on their obligations remains unclear. Furthermore, other measures affecting the taxing or spending authority of California or its political subdivisions may be approved or enacted in the future. Legislation has been or may be introduced which would modify existing taxes or other revenue-raising measures or which either would further limit or, alternatively, would increase the abilities of state and local governments to impose new taxes or increase existing taxes. It is not possible, at present, to predict the extent to which any such legislation will be enacted. Nor is it possible, at present, to determine the impact of any such legislation on California Municipal Obligations in which the Fund may invest, future allocations of state revenues to local governments or the abilities of state or local governments to pay the interest on, or repay the principal of, such California Municipal Obligations.

Substantially all of California is within an active geologic region subject to major seismic activity. Northern California in 1989 and Southern California in 1994 experienced major earthquakes causing billions of dollars in damages. The federal government provided more than $13 billion in aid for both earthquakes, and neither event has had any long-term negative economic impact. Any California Municipal Obligation in the Fund could be affected by an interruption of revenues because of damaged facilities, or, consequently, income tax deductions for casualty losses or property tax assessment reductions. Compensatory financial assistance could be constrained by the inability of: (i) an issuer to have obtained earthquake insurance coverage rates; (ii) an insurer to perform on its contracts of insurance in the event of widespread losses; or (iii) the federal or State government to appropriate sufficient funds within their respective budget limitations.

SPECIAL CONSIDERATIONS REGARDING NEW YORK

The following information as to certain risk factors is provided to shareholders because the New York Municipal Money Market Fund concentrates its investments in New York State, its agencies and instrumentalities. The


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Fund is therefore subject to various statutory, political and economic factors unique to New York State and New York City. The financial condition of New York State, its public authorities and public benefit corporations ("Authorities") and its local governments, particularly The City of New York ("City"), could affect the market values and marketability of, and therefore the net asset value per share and the interest income of the Fund, or result in the default of existing obligations, including obligations which may be held by the Fund.

Discussed below are some of the more significant factors that could affect the ability of the bond issuers to repay interest and principal on New York State securities owned by the Fund. Such information constitutes only a brief summary, does not purport to be a complete description and is based upon information obtained from New York State, certain of its Authorities, the City and certain other localities, as publicly available on the date of this SAI. The accuracy and completeness of the information contained in those official statements have not been independently verified. Such information is subject to change resulting from the issuance of quarterly updates to the State's Annual Information Statement. There can be no assurance that such changes may not have adverse effects on the State's or the City's cash flow, expenditures or revenues. It should be noted that the creditworthiness of obligations issued by local issuers may be unrelated to the creditworthiness of New York State, and that there is no obligation on the part of New York State to make payment on such local obligations in the event of default in the absence of a specific guarantee or pledge provided by New York State.

New York State is the third most populous state in the nation and has a relatively high level of personal wealth. The State's economy is diverse, with a comparatively large share of the nation's finance, insurance, transportation, communications and services employment, and a very small share of the nation's farming and mining activity. The State's location and its air transport facilities and natural harbors have made it an important link in international commerce. Travel and tourism constitute an important part of the economy. Like the rest of the nation, New York has a declining proportion of its workforce engaged in manufacturing, and an increasing proportion engaged in service industries.

In the calendar years 1987 through 1998, New York State's rate of economic growth was somewhat slower than that of the nation. In particular, during the 1990-91 recession and post recession period, the economy of New York State, and that of the rest of the Northeast, was more heavily damaged than that of the nation as a whole and has been slower to recover. However, the situation had been improving since 1998. In 1999, for the first time in 13 years, the employment growth rate of the State surpassed the national growth rate. Although the State unemployment rate has been higher than the national rate since 1991, the gap between them has narrowed in recent years. State per capita personal income has historically been significantly higher than the national average, although the ratio has varied substantially. Because New York City is a regional employment center for a multi-state region, New York State personal income measured on a residence basis understates the relative importance of New York State to the national economy and the size of the base to which New York State taxation applies.

New York State estimates that tens of thousands of jobs have been lost or displaced from New York, at least temporarily, due to the events of September 11, 2001. The sector hardest hit by the disaster was the finance industry, which is estimated to have lost more than 30,000 workers, many of whom have been either laid off or relocated out-of-state. Other industries estimated to have experienced severe losses are business and media services, hotel and motel services, retail trade, arts and entertainment services, and transportation. In contrast, as part of the reconstruction process, the construction sector is expected to experience a net gain in employment. On an annual average basis, New York State employment is expected to have grown a modest 0.1% for 2001 and to decline 1.2% for 2002.

The most significant risks to the New York economic forecast pertain to the pace of layoffs related to the events of September 11, and the impact of both the disaster itself and deteriorating economic conditions on wages. The possibility of yet another terrorist attack on the New York City area poses a substantial negative risk to New York State's forecast. Fewer layoffs, stronger financial markets, and higher bonuses than projected would result in a stronger New York State economy than reflected in the current forecast. Similarly, greater job losses, weaker financial markets, and smaller bonus payments than expected would result in a weaker New York State economy.

RECENT EVENTS. A substantial amount of federal aid is projected to flow through New York State to certain localities over the next several years for disaster response and reconstruction activities related to the World Trade Center ("WTC") attacks. At the request of the Governor, the President has waived any matching requirement for the State and New York City (which is typically 25% of eligible costs), so that the federal government will provide 100% reimbursement (net of private insurance) for the cost of rescue, recovery, debris removal and public infrastructure repair and reconstruction. Congress has appropriated $10.4 billion for these purposes. This federal "pass-through" disaster aid is projected by the Division of the Budget ("DOB") to total $1.53 billion in the current New York State fiscal year and $3.74 billion in fiscal year 2002-03 as recovery and rebuilding efforts reach full capacity. The majority of the federal disaster aid is expected to flow from the Federal Emergency Management Agency through the State Emergency Management Office to New York City and surrounding localities affected by the disaster. This "flow-through" spending is not counted in the All Governmental Funds estimates contained in the most recent updates to the Annual Information Statement, and is expected to have a positive economic impact on the State and New York City.

On January 16, 2002, the State enacted certain amendments to the Health Care Reform Act of 2000 ("HCRA"). The amendments authorize $1.93 billion in new spending on health care initiatives over the two and one-half year period ending June 30, 2004. The State's share of this new spending, which is estimated at $774 million, is expected to be financed from, among other sources, a 39-cents increase in the cigarette tax, the reestablishment of the "covered lives assessment" on health insurers, and, subject to federal approval, a 3% increase in the federal matching rate for Medicaid expenditures beginning October 1, 2002. The amendments also provide for the financing through non-General Fund resources of a number of health programs that were previously in the General Fund, including the Elderly Pharmaceutical Insurance Program (EPIC) and certain Medicaid expenditures. New York State expects that these changes will provide $785 million in General Fund Financial Plan savings in 2002-03.

FISCAL YEAR 2002-03. On January 22, 2002, the Governor presented his 2002-03 Executive Budget to the Legislature which contained financial projections, a proposed Capital Program and Financing Plan for New York State's 2002-03 fiscal year. The State's fiscal year begins on April 1 and ends on March 31 of the following year. The 2002-03 Financial Plan projects General Fund receipts, including transfers from other funds, of $38.85 billion, a decrease of $3.58 billion from 2001-02.

Personal income tax collections deposited to the General Fund for fiscal year 2002-03 are projected to total $23.29 billion, a decrease of $3.69 billion (14%) from fiscal year 2001-02. This change is due largely to the impact of refund reserve and deposits to the School Tax Relief Fund under the School Tax Relief
(STAR) program. In addition, the decline is due to decreases in income tax liability mainly attributable to the significant weakening in the economy following the events of September 11. The 2002-03 Financial Plan projects that tax liability will decrease annually by 5.4% in 2001 and 0.9% in 2002. Declines in New York State employment, wages, Wall Street bonuses, and non-wage income levels contribute to an adjusted gross income decline for 2001 and a minimal increase for 2002.

User tax and fee receipts are projected to total $7.07 billion in fiscal year 2002-03 a decrease of $13 million from fiscal year 2001-02. User taxes and fees are comprised of three quarters of the State's 4% sales and use tax (the balance, 1%, flows to support Local Government Assistance Corporation ("LGAC") debt service requirements), cigarette, tobacco products, alcoholic beverage, auto rental taxes and a portion of the motor fuel excise levies. Also included in this category are receipts from the motor vehicle registration fees and alcoholic beverage license fees. A portion of the motor fuel tax and motor vehicle fees and all of the highway use tax are earmarked for dedicated transportation funds. The annual decrease is caused in part by the incremental impact of approximately $70 million in already-enacted tax reductions, and the earmarking of certain motor vehicle fees and the auto rental tax to dedicated transportation funds. Adjusted for these changes, the underlying growth of user tax and fee receipts is projected at 3.7%.

In fiscal year 2002-03, receipts from the sales and use tax, the largest component of user tax and fee receipts, are projected to total $6.29 billion, an increase of $165 million from fiscal year 2001-02. Weakness in the economy in 2001 produced an actual decline in the base of the sales and use tax for fiscal year 2001-02 of 1.9%. The most significant statutory changes affecting fiscal year 2002-03 General Fund sales tax receipts are the next phase of a rate reduction applied to the transmission and distribution of electricity and gas.

Business taxes (which include corporation and utility taxes, corporate franchise taxes, insurance taxes, and other business taxes) are expected to total $3.78 billion in fiscal year 2002-03, $54 million below fiscal year 2001-02 estimated results. Receipts from the corporation franchise tax, which is the largest source of business tax receipts, are projected to increase by $6 million to $1.76 billion in fiscal year 2002-03, resulting from improved corporate profitability, offset by the impact of enacted and proposed tax reductions. Other business taxes include franchise taxes on insurance companies and banks. In fiscal year 2002-03, bank tax receipts are projected to be $503 million, $46 million above estimates for fiscal year 2001-02, reflecting a modest rebound in bank earnings. Net collections from insurance taxes are projected at $516 million, a decline of $114 million from fiscal year 2001-02, largely due to losses attributable to the WTC disaster.

Miscellaneous receipts for fiscal year 2002-03 are projected to be $1.61 billion, essentially unchanged from fiscal year 2001-02. The estimate projects a large reduction in investment income that is more than offset by several one-time receipts, including $150 million from the State of New York Mortgage Agency, $50 million from the New York State Housing Finance Agency, and $16 million from the Port Authority of New York and New Jersey.

General Fund disbursements and transfers to other funds are projected to total $40.22 billion in 2002-03, a decrease of $1.23 billion (3%) from the current year. The spending is consistent with fiscal year 2001-02 funding levels for most ongoing programmatic activities. The annual decline results primarily from the utilization of revenues from the Federal Temporary Assistance for Needy Families ("TANF") program ($885 million) and other revenue sources ($1.1 billion, including assessment increases, HCRA program financing, and Patient Income Account offsets) to maintain program commitments at a reduced General Fund cost. These reductions are partially offset by increases for the Judiciary ($38 million), pensions and other fringe benefit costs ($227 million), and underlying programmatic cost increases in health care. The annual change in spending is explained in more detail below.

Grants to Local Governments include financial aid to local governments and non-profit organizations, as well as entitlement payments to individuals. The largest areas of spending in local assistance are for aid to public schools (46%) and for the State's share of Medicaid payments to medical providers (23%). Spending for mental hygiene programs (6%), higher education programs (5%), children and families services (4%), public health programs (2%) and welfare assistance (2%) represent the next largest areas of local aid. Local assistance spending reflects continuation of the same level of program spending in education and higher education, with generally flat spending or modest reductions in all other local assistance programs.

General Fund spending for school aid is projected at $12.13 billion in fiscal year 2002-03 (on a State fiscal year basis), essentially unchanged from fiscal year 2001-02. Funding for most major aid components will be maintained at current year levels; increases provided for certain expense-based aids (e.g., transportation aid and various pupil-based aids) are offset by reductions in other programs.

Medicaid spending is estimated at $6.16 billion in fiscal year 2002-03, an increase of $22 million (0.4%) from fiscal year 2001-02. Expected underlying spending growth of 7.2% is partially offset by proposed revenue actions in other funds that are expected to lower General Fund costs, including implementation of a nursing home assessment ($289 million).

Spending on welfare is projected at $540 million, a decrease of $429 million (44.3%) from fiscal year 2001-02. This decrease is largely attributable to the additional use of federal funds ($479 million), which more than offsets a $34 million increase associated with projected welfare caseloads. The projected welfare caseload of 687,500 represents an increase of approximately 13,000 recipients from fiscal year 2001-02.

General Fund spending for health programs is projected at $477 million, a net decrease of $204 million (30%) from fiscal year 2001-02. Higher costs for a projected increase in participation in the Early Intervention program and other programmatic growth is more than offset by utilizing dedicated funding sources of $323 million for various health programs. These dedicated funding sources will support the cost of the Elderly Pharmaceutical Insurance Coverage program ($194 million), State support for the Roswell Park Cancer Institute ($60 million), and various other programs currently funded in the

General Fund, including AIDS programs, the Public Health Campaign program, Indian Health programs, Immunization and Water Supply Protection ($69 million).

State Operations accounts for the cost of running the Executive, Legislative, and Judicial branches of government. Spending is projected to total $7.9 billion in fiscal year 2002-03, an increase of $43 million from fiscal year 2001-02. Nearly all the growth is attributable to a $38 million spending increase in the Judiciary. Spending for the Legislature and Executive Branch agencies remains essentially flat from 2001-02.

State Operations spending includes $366 million for the annualized costs of existing labor agreements (and related costs) with State employee unions, as well as increasing costs for counter-terrorism and emergency preparedness following the WTC attacks. The State's homeland security response costs in 2002-03 reflect continued use of National Guard troops to guard critical public infrastructure and facilities; State Police costs for troopers and investigators; Environmental Conservation costs for toxic assessments, explosives and hazardous materials monitoring; and water infrastructure security.

General State Charges (GSCs) account for the costs of providing fringe benefits to State employees and retirees of the Executive, Legislative and Judicial branches. These payments, many of which are mandated by statute or collective bargaining agreements, include employer contributions for pensions, social security, health insurance, workers' compensation and unemployment insurance. GSCs also cover State payments-in-lieu-of-taxes to local governments for certain State-owned lands, and the costs of defending lawsuits against the State and its public officers. Spending for GSCs is projected to total $2.89 billion in fiscal year 2002-03, an increase of $227 million from fiscal year 2001-02. The projected growth is primarily attributable to rising health insurance costs and pension contributions resulting from a lower than expected earnings rate for the New York State and Local Retirement System ("ERS"). The actual rate of return for ERS was -8.65% for the fiscal year ending March 31, 2001. State contributions to ERS are expected to increase by $66 million for fiscal year 2002-03. The pension estimate assumes an ERS contribution rate of 1.5% of salary for the 2002-03 fiscal year, an increase from 0.7% in fiscal year 2001-02. Significant growth is also expected in costs for health insurance premiums, which are projected to increase 11% in calendar year 2002.

Transfers to other funds are projected to total $2.82 billion, a decrease of $91 million from 2001-02. Debt service transfers decrease by $267 million primarily due to the continued savings from the use of $1 billion in Debt Reduction Reserve Fund proceeds and the impact of proposed legislation that will enhance the State's ability to reduce borrowing costs. The legislation would, among other things, authorize a limited amount of variable rate debt obligations and swap agreements.

Capital projects transfers are expected to increase by $84 million and primarily reflect the use of $69 million of General Fund resources to finance pay-as-you-go spending from the Hazardous Waste Remedial Program Transfer Fund (Superfund) and $10 million in pay-as-you-go spending for economic development projects that are expected to create and retain jobs in upstate New York and Long Island.


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

The transfers to the State University are projected to increase by $36 million, due to a larger State subsidy for SUNY hospitals ($23 million) and growth in the State's share of outstanding SUNY loan repayments ($13 million).

All other transfers are estimated to increase by $56 million in fiscal year 2002-03, primarily a result of an increase in Medicaid payments to SUNY hospitals ($48 million) and in the State's subsidy to the Court Facilities Incentive Aid Fund ($14 million) to support Judiciary capital projects. The State projects that a total of $562 million in non-recurring actions are used in the 2002-03 Financial Plan. These actions include transferring available balances from the State of New York Mortgage Agency ($150 million), the New York State Housing Finance Agency ($50 million), the Port Authority of New York and New Jersey ($16 million), the Environmental Protection Fund ($100 million) and various health and Medicaid Special Revenue Funds ($114 million). Recoveries of school aid and welfare recipient overpayments ($39 million), change in collection procedures ($38 million), and various routine fund transfers ($55 million) account for the remainder of the non-recurring resources.

The State projects a General Fund closing balance of $710 million at the end of the 2002-03 fiscal year, a decline of $1.37 billion from 2001-02. The balance of $710 million represents the monies on deposit in the Tax Stabilization Reserve Fund, which is available to guard against unforeseen shortfalls during the fiscal year. In addition, the State expects to have a balance of $677 million in the tax refund reserve account at the close of fiscal year 2002-03.

OUTYEAR PROJECTIONS OF RECEIPTS AND DISBURSEMENTS. The State projects budget gaps of $2.8 billion in 2003-04 and $3.3 billion in 2004-05. The gap projections assume the Legislature will enact the 2002-03 Executive Budget in its entirety. The projections do not include unspecified spending "efficiencies." The outyear forecast is subject to greater volatility than in previous years due to the economic uncertainties surrounding the WTC attacks and the national recession.

OUTYEAR RECEIPTS. General Fund receipts are projected to increase to an estimated $39.75 billion in 2003-04. This increase reflects a forecast that both the national and New York economies will have recovered from recession and will be growing at historically average rates in 2003 and 2004. The forecast also assumes the incremental impact of already enacted tax reductions, the impact of prior refund reserve transactions and the continued earmarking of receipts for dedicated highway purposes. Receipts are projected to grow modestly to $41.82 billion in 2004-05, again reflecting a return to economic growth consistent with average growth in the receipts base and the impact of enacted tax cuts on normal receipts growth.

Personal income tax receipts are projected to increase to $24.38 billion in 2003-04. The increase from 2002-03 largely reflects an increase in the growth in underlying liability. It should be noted that the estimated poor growth performance in income tax receipts in 2001-02 and 2002-03 reflects the influence of the WTC disaster, as noted earlier. The outyear projections anticipate a gradual recovery in income tax receipts growth from the 2001-02 and 2002-03 period. Personal income tax receipts for 2004-05 are projected to increase to $26.04 billion. The modest increase results from a return to increases in liability consistent with underlying adjusted gross income growth of 5.8%.

Wages are estimated to continue to grow over the 2003-04 and 2004-05 periods, reflecting renewed employment growth after the decline expected in 2002. Wage growth improves from the small wage gain of 2001 and wage loss of 2002, as bonus growth (an important component of wages) is expected to return to moderate growth after the decreases of 2001 and 2002.

Growth in realized capital gains is projected to rebound from the large decrease experienced in 2001. The 2003-04 and 2004-05 projections assume continued recovery in equity markets and growth in associated capital gains.

The 2003-04 and 2004-05 projections also assume increases in the other major components of income, consistent with continued growth in the overall economy. In particular, interest and business income are expected to grow at rates consistent with the average growth in these components in the years before the WTC attacks.

There is significant uncertainty associated with the forecast of the outyear income components. In many cases, a reasonable degree of uncertainty surrounds the predicted income components, which could result in a significant reduction in receipts. As a result, the projections for 2003-04 and 2004-05 are relatively conservative given such uncertainty.

Receipts from user taxes and fees are estimated to total $7.25 billion in 2003-04, an increase of $185 million from 2002-03. This increase is due almost exclusively to growth in the sales tax, as partly offset by increased earmarking of motor vehicle fees to the dedicated transportation funds.

Business tax receipts are estimated to increase to $3.86 billion in 2003-04, as the negative financial impact of the WTC disaster diminishes. This estimate reflects the effect of both ongoing and proposed tax reductions on business tax collections. The yield from other taxes is expected to remain essentially flat from 2002-03 to 2003-04. Receipts will be $781 million, which reflects the lagged effect of the declines in the stock market on the value of taxable estates, and the second year impact of the acceleration of the unified credit/exemption.

OUTYEAR DISBURSEMENTS. The State currently projects spending to grow by $2.34 billion (5.8%) in 2003-04 and $2.52 billion (5.9%) in 2004-05. Local assistance spending accounts for most of the projected growth in General Fund spending in the outyears, increasing by $1.82 billion (6.8%) in 2003-04 and $1.52 billion (5.3%) in 2004-05. The growth in both outyears is primarily concentrated in school aid, Medicaid, welfare, higher education and mental hygiene programs.

School aid, the largest category of General Fund spending, is projected to grow by approximately $600 million in both 2003-04 and 2004-05. This reflects the continuation of building aid reforms and annual increases in expense-based school aid and general operating support. On a fiscal year basis, General Fund spending is projected to grow by approximately $207 million in 2003-04 and $677 million in 2004-05.

Underlying spending growth in Medicaid in both outyears is projected at 7.5% annually, which is generally consistent with the Health Care Reform Act and Congressional Budget Office projections. General Fund spending is expected to grow by $734 million in 2003-04 and another $467 million in 2004-05. The larger growth in 2003-04 is primarily attributable to the phase-out of nursing home intergovernmental transfer payments ($190 million), an additional Medicaid cycle ($138 million), and increased costs associated with providing services to legal immigrants ($23 million).

Welfare programmatic commitments are expected to remain essentially flat throughout the projection period. However, the reduced availability of federal offsets leads to projected increases in State spending for welfare programs in 2003-04 ($585 million) followed by essentially no growth in 2004-05.

State Operations spending is expected to increase by $159 million, or 2%, in 2003-04 and another $401 million, or 5%, in 2004-05. The growth in State Operations is due to costs associated with normal salary step increases and inflationary increases for nonpersonal service costs, valued at $133 million in 2003-04 and $131 million in 2004-05. The 2004-05 State Operations growth is also attributable to the value of an additional institutional payroll cycle ($130 million) and reflects the costs of snow and ice removal in the General Fund ($135 million). No additional salary increases are assumed after the expiration of the State's collective bargaining agreements in 2002-03.

General State Charges are projected to increase by $313 million (10.8%) in 2003-04 and $306 million (9.6%) in 2004-05. This growth is primarily due to anticipated cost increases in providing pensions and health insurance benefits to State employees and retirees. Absent significant investment gains in the Common Retirement Fund, substantial increases are anticipated for the State's contribution to the New York State and Local Retirement Systems.

Transfers to the debt service funds increase by $43 million in 2003-04 and $272 million 2004-05. The change in debt service in the outyears is due primarily to additional costs to support higher education, economic development, and public protection capital projects, as offset by savings generated from the use of the Debt Reduction Reserve Fund and proposals to reduce borrowing costs.

SPECIAL CONSIDERATIONS. The President has authorized the federal government to provide 100% reimbursement for New York for the cleanup and reconstruction costs related to the World Trade Center disaster (net of private insurance). Congress has appropriated $10.4 billion in funding for these purposes. Based on current estimates, the State expects to receive federal disaster assistance of $1.53 billion in 2001-02 and $3.74 billion in 2002-03 that will be passed directly to localities.

The terrorist attacks in New York City and the national recession are expected to have materially adverse financial consequences for the State, and their impact is reflected in the economic and receipts forecasts described herein. Though it is difficult to separate the impact of the terrorist attacks from the national recession, the combined effect of both events introduce significant uncertainty into the current Financial Plan estimates.

In the long term, the most significant risk is the possible loss of financial sector firms and related businesses to other states. The financial sector is an important economic activity in the State and a substantial reduction in its operations would likely have an adverse impact on State tax revenues, leading to material changes to the Executive Budget projections and the State's outyear projections of receipts, adding further pressure to budget balance in future fiscal years.

In addition to the recent terrorist attacks in New York City, many other complex political, social and economic forces influence the State's economy and finances, which may in turn affect the State's Financial Plan. These forces may affect the State unpredictably from fiscal year to fiscal year and are influenced by governments, institutions, and events that are not subject to the State's control. The Financial Plan is also necessarily based upon forecasts of national and State economic activity. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and State economies.

In every year, many uncertainties exist in the forecast of the national and State economies. Given the recent terrorist attacks, the nation's war-time preparations, and the volatility in financial markets, such uncertainties are significantly more pronounced at this time. For example, the current downturn in the financial markets could continue over a sustained period. The securities industry is more important to the New York economy than to the national economy as a whole, potentially amplifying the impact of such a downturn. A large negative change in stock market performance during the forecast horizon could result in wage and unemployment levels that are significantly different from those embodied in the current forecast.

Two variables which stand out as being particularly vulnerable to financial market volatility, and which are closely associated with the recent strength of State personal income tax receipts are finance sector bonus income and capital gains realizations. Historically, financial sector bonus income has been closely tied to security firm profits. With many Wall Street profit-making activities (such as initial public offerings and mergers and acquisitions) now significantly below 2000 levels, the State is forecasting a significant decline in financial sector profits for 2001 and 2002. The State also expects that the decline in equity values observed since early 2000, combined with the recent decline in the average holding period for equities, will produce a decline in capital gains realizations for the 2001 calendar year. Both bonus income and capital gains realizations have historically been subject to a high degree of variation and may produce results below the State's current forecast.

An ongoing risk to the State Financial Plan arises from the potential impact of certain litigation and federal disallowances now pending against the State, which could produce adverse effects on the State's projections of receipts and disbursements. The State expects to reach final settlement with the City of Yonkers concerning ongoing school desegregation litigation. The State's share of the settlement is estimated to total $300 million over five years payable in roughly equal annual amounts ($10 million of which has already been paid), with $151 million of the costs financed over the next two years from the Contingency Reserve Fund. The Financial Plan assumes no significant federal disallowances or other federal actions that could adversely affect State finances.

GAAP-BASIS FINANCIAL PLAN. The GAAP projections indicate that the State is expected to end its sixth consecutive year with a GAAP accumulated surplus in the General Fund at the close of 2002-03. The General Fund GAAP Financial Plan for 2001-02 projects total revenues of $38.50 billion, total expenditures of $41.03 billion, and net other financing uses of $188 million. In 2002-03, projections show total revenues of $39.19 billion, total expenditures of $40.58 billion and net other financing sources of $557 million. At the end of 2002-03, the accumulated General Fund GAAP surplus is projected to be $619 million.


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

FISCAL YEAR 2001-02. The State revised the cash-basis 2001-02 State Financial Plan on January 22, 2002, with the release of the 2002-03 Executive Budget. The revised estimate projects that the State will close the 2001-02 fiscal year with a cash balance of $2.08 billion in the General Fund, an increase of $862 million from the State's estimate released in November 2001. This increase results from $344 million in higher projected receipts and $518 million in lower spending, as described in more detail below.

General Fund receipts and transfers from other funds are projected to total $42.43 billion in 2001-02, an increase of $344 million from the projections contained in the November projection. The upward revisions are based on updated economic data and actual tax collections through December 2001. The estimated impact of the World Trade Center disaster on 2001-02 receipts remains significant, but within the range estimated by the State in the immediate aftermath of the September 11 attacks.

Personal income tax receipts for fiscal year 2001-02 are estimated to total $26.98 billion, a decrease of $119 million. The estimated decrease is primarily comprised of downward revisions to prepayments on 2001 tax liability. The reestimates are also affected by an additional $11 million deposit into the tax refund reserve account at the end of the fiscal year to provide a reserve for the reduction in the marriage penalty effective January 1, 2001. The Financial Plan also reflects the impact of tax refund reserve account transactions at the close of fiscal year 2001-02 which have the effect of decreasing reported personal income tax receipts in the 2001-02 fiscal year while increasing available receipts in the 2002-03 fiscal year.

User tax and fee receipts in fiscal year 2001-02 are projected at $7.08 billion, $40 million above the November estimate. Business taxes are now projected at $3.83 billion in fiscal year 2001-02, an increase of $179 million from the November projection, reflecting better than expected results through December for the corporate utility, insurance and bank taxes. Finally, the yield from other taxes in fiscal year 2001-02 is estimated at $780 million, $59 million higher than the November estimate, reflecting modest revisions based on collection experience to date.

Transfers from other funds in fiscal year 2001-02 are expected to total $2.15 billion, $82 million above the November estimate. The increase reflects better-than-anticipated year-to-date collection experience for the sales and real estate transfer taxes, as well as a reduction in debt service requirements for the Thruway Authority.

Following the WTC tragedy, the President declared New York City a major federal disaster area. Pursuant to State tax law, the Commissioner of Taxation and Finance extended, for a period of up to 90 days, certain tax filing and payment deadlines (from September 11, 2001 through December 10, 2001) for taxpayers directly affected by the occurrences at the WTC and the Pentagon and in Western Pennsylvania. The extension altered the State's 2001-02 cash flow by delaying some receipts during the extension period. Based on results through December 2001, an estimated $160 million in payments delayed from September have been received, which was significantly less than expected given the large receipt losses after the attack. As a result, it appears receipt losses in September were attributable to actual declines in the receipts base rather than the extension for making tax payments.

The State projects General Fund disbursements and transfers to other funds to total $41.46 billion in fiscal year 2001-02, a decrease of $518 million from


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the November estimate. The change is comprised of $578 million in lower projected spending, partially offset by $60 million in higher costs related to the World Trade Center cleanup ($30 million) and counter-terrorism measures ($30 million).

Projected spending was lowered by $578 million to reflect revised school aid spending data submitted to the State by school districts ($116 million), lottery reestimates ($194 million), and various management initiatives across state agencies ($268 million). The management initiatives include savings from a statewide hiring freeze, a reduction in discretionary non-personal service spending in all state agencies, and lower debt service costs due to use of the Debt Reduction Reserve Fund ("DRRF)to defease high-cost state debt.

Spending to promote tourism ($20 million) and to provide loan guarantees for businesses ($5 million) in the wake of the World Trade Center disaster, as well as increased overtime and other costs to ensure public safety, partially offset the declines.

The State projects a closing balance in the General Fund of $2.08 billion in 2001-02, excluding amounts on deposit in the refund reserve account, as described below. The balance is comprised of $1.13 billion in reserves for economic uncertainties (all of which will be used to help balance the 2002-03 Financial Plan), an increase of $852 million from the November projection; $710 million in the Tax Stabilization Reserve Fund, after a planned $83 million deposit in 2001-02; $142 million in the Community Projects Fund, which pays for Legislative and gubernatorial initiatives; $81 million in the Contingency Reserve Fund after the use of $70 million to finance a portion of the State's settlement in the Yonkers desegregation lawsuit; and $11 million in the Universal Pre-Kindergarten Fund.

The State expects to have a $1.75 billion balance in the tax refund reserve account at the end of 2001-02, a decrease of $1.77 billion from the $3.52 billion balance available at the end of 2000-01. The 2001-02 amount includes the $1.13 billion in reserves for economic uncertainties reported in the closing General Fund balance. The refund reserve account is used to adjust personal income tax collections across fiscal years to pay for tax refunds, as well as to accomplish other Financial Plan objectives. In addition to the $1.13 billion in General Fund reserves, the projected balance of $1.75 billion is comprised of $521 million from LGAC that may be used to pay tax refunds during 2001-02 but must be on deposit at the close of the fiscal year, and $90 million for other tax refunds.

FISCAL YEAR 2000-2001. The State reports its financial results on two bases of accounting: the cash basis, showing receipts and disbursements; and the modified accrual basis, prescribed by Generally Accepted Accounting Principles (GAAP), showing revenues and expenditures.

Cash-Basis Results. The State ended its 2000-01 fiscal year on March 31, 2001 in balance on a cash basis with a General Fund surplus of $2.73 billion as reported by the State. After year-end adjustments, the closing balance in the General Fund was $1.10 billion, a decrease of $69 million from the 1999-2000 fiscal year.

The closing fund balance excludes $3.52 billion on deposit in the tax refund reserve account at the end of the 2000-01 fiscal year. The 2000-01 General Fund closing balance also excludes $1.2 billion that was on deposit in the School Tax Relief (STAR) Special Revenue Fund at the end of the 2000-01


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

fiscal year (to meet a portion of the STAR payments in fiscal year 2001-02) and $250 million on deposit in the Debt Reduction Reserve Fund (DRRF) (for debt reduction in fiscal year 2001-02). General Fund receipts, including transfers from other funds, totaled $39.88 billion for the 2000-01 fiscal year, an increase of $2.49 billion (6.7%) over fiscal year 1999-2000 results.

GAAP-Basis Results. The State completed its 2000-01 fiscal year with a combined governmental funds operating surplus of $1.59 billion, which included operating surpluses in the General Fund ($245 million), in Special Revenue Funds ($1.25 billion) and in Capital Projects Funds ($109 million) offset, in minor part, by an operating deficit in the Debt Service Funds ($20 million). The State reported a General Fund operating surplus of $245 million for the 2000-01 fiscal year, as compared to an operating surplus of $2.23 billion for the 1999-2000 fiscal year. The operating surplus for the 2000-01 fiscal year resulted in part from a cash basis operating surplus and increases in taxes and other receivables of $686 million and $13 million, respectively, and decreases in deferred revenues, pension contributions payable and other liabilities of $101 million. These gains were partially offset by decreases in other assets and amounts due from other funds of $258 million, increases in payables to local governments of $368 million and an increase in tax refunds payable of $252 million. The State reported an accumulated fund balance of $4.17 billion in the General Fund for its 2000-01 fiscal year.

General Fund revenues increased $682 million (1.8%) from the 1999-2000 fiscal year with an increase reported only for personal income taxes. Personal income taxes grew $1.89 billion, an increase of nearly 8.4%. The increase in personal income taxes was caused by strong employment, wage and bonus payment growth and an increase in interest and dividend income during 2000. This increase was partially offset by decreases in consumption and use, business and other taxes and miscellaneous revenues. Consumption and use taxes decreased $305 million, or 4.0%, primarily as a result of the reduction in motor fuel taxes and motor vehicle fees distributed to the General Fund and a decline in cigarette and tobacco products taxes. Business taxes decreased $488 million, or 10.7%, primarily due to a reduction in certain corporation and utility taxes distributed to the General Fund and because of reductions in the corporate and utility tax rates. Other taxes, primarily estate and gift taxes, decreased over $381 million, or 34.4% due mainly to a decline in the stock market and tax rate reductions. Miscellaneous revenues decreased $30 million (1.2%).

General Fund expenditures increased $2.30 billion (6.3%) from the 1999-2000 fiscal year, with the largest increases occurring in the areas of education, health and environment and social services. Education expenditures grew $1.17 billion (9.1%) due mainly to an increase in spending for support for public schools and municipal and community colleges. Social services expenditures increased $238 million (2.6%) due primarily to increased spending for Medicaid and income maintenance programs. Health and environment expenditures increased over $145 million (16.9%) primarily reflecting increased spending for the Elderly Pharmaceutical Insurance Coverage and Child Health Plus programs.

Personal service costs increased $473 million (7.4%) principally as a result of increases in wages as required by recently approved collective bargaining agreements. Non-personal service costs increased $164 million (6.5%) due primarily to increased spending for goods and services. General state charges


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

increased $144 million (8.1%) primarily because of an increase in the State's health insurance premiums.

Net other financing sources in the General Fund decreased $369 million (60.5%) in part because transfers from the Hospital Bad Debt and Charity Care Fund decreased by nearly $240 million while State subsidies for higher education (SUNY and CUNY) increased $170 million.

STATE DEBT. As of March 31, 2001, the total amount of outstanding general obligation debt was $4.3 billion. The amount of general obligation bonds and bond anticipation notes issued in the 1998-99 through 2000-01 fiscal years (excluding bonds issued to redeem bond anticipation notes and refunding bonds) were $249 million, $208 million, and $219 million, respectively.

THE STATE AUTHORITIES. The fiscal stability of the State is related in part to the fiscal stability of its public authorities. Public authorities are not subject to the constitutional restrictions on the incurrence of debt that apply to the State itself and may issue bonds and notes within the amounts and restrictions set forth in legislative authorization. The State's access to the public credit markets could be impaired and the market price of its outstanding debt may be materially and adversely affected if any of its public authorities were to default on their respective obligations. As of December 31, 2000, there were 18 public authorities that had outstanding debt of $100 million or more, and the aggregate outstanding debt, including refunding bonds, of these State public authorities was almost $98 billion, only a portion of which constitutes State-supported or State-related debt.

The State has numerous public authorities with various responsibilities, including those which finance, construct and/or operate revenue-producing public facilities. Public authorities generally pay their operating expenses and debt service costs from revenues generated by the projects they finance or operate, such as tolls charged for the use of highways, bridges or tunnels, charges for public power, electric and gas utility services, rentals charged for housing units, and charges for occupancy at medical care facilities.

In addition, State legislation authorizes several financing techniques for public authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to public authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to public authorities under these arrangements, the affected localities may seek additional State assistance if local assistance payments are diverted. Some authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs. As described below, the Metropolitan Transportation Authority (the "MTA") receives the bulk of this money in order to provide transit and commuter services. Beginning in 1998, the Long Island Power Authority (LIPA) assumed responsibility for the provision of electric utility services previously provided by the Long Island Lighting Company for Nassau, Suffolk and a portion of Queens counties, as part of an estimated $7 billion financing plan. As of the date of the November Update, LIPA has issued over $7 billion in bonds secured solely by ratepayer charges. LIPA's debt is not considered either State-supported or State-related debt.

METROPOLITAN TRANSPORTATION AUTHORITY. Since 1980, the State has enacted several taxes -- including a surcharge on the profits of banks, insurance


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corporations and general business corporations doing business in the 12-county
Metropolitan Transportation Region served by the MTA and a special one quarter of 1% regional sales and use tax -- that provide revenues for mass transit purposes, including assistance to the MTA. Since 1987 State law has required that the proceeds of a one quarter of 1% mortgage recording tax paid on certain mortgages in the Metropolitan Transportation Region be deposited in a special MTA fund for operating or capital expenses. In 1993, the State dedicated a portion of certain additional petroleum business tax receipts to fund operating or capital assistance to the MTA.

The MTA reported that certain portions of its regional transportation operations were affected by the terrorist attack on the World Trade Center. The MTA noted that the most significant infrastructure damage involved the subway tunnel running beneath the WTC on the #1 and #9 subway lines that will need to be completely rebuilt, along with the related stations and infrastructure, and damage to the N/R Line Cortland Street Station. All estimates of the adverse impact on the MTA and the regional economy are of necessity preliminary and are subject to adjustment as more information becomes available. The MTA currently estimates property damage to the transit system at $855 million. The MTA currently expects that insurance proceeds and federal disaster assistance will cover substantially all of the property and business interruption losses related to this event. While the loss of revenues associated with the WTC disaster may be significant, the MTA does not expect that it will materially affect its obligations to bondholders and others.

The 2002-03 Executive Budget proposes to assist the MTA in addressing potential operating shortfalls caused in part by the WTC disaster by providing $348 million in aid increases and payment accelerations, thereby allowing the MTA to hold fares at current levels and continue plans to expand service.

THE CITY OF NEW YORK. The fiscal health of the State may also be affected by the fiscal health of the City, which continues to receive significant financial assistance from the State. State aid contributes to the City's ability to balance its budget and meet its cash requirements. The State may also be affected by the ability of the City and certain entities issuing debt for the benefit of the City to market their securities successfully in the public credit markets.

The City, with a population of approximately 7.4 million, is an international center of business and culture. Its non-manufacturing economy is broadly based, with the banking and securities, life insurance, communications, publishing, fashion design, retailing and construction industries accounting for a significant portion of the City's total employment earnings. Additionally, the City is a leading tourist destination. Manufacturing activity in the City is conducted primarily in apparel and printing.

Continuing recovery, cleanup and repair efforts following the September 11, 2001, attack on the World Trade Center will result in substantial expenditures for the City. The U.S. Congress passed emergency legislation which appropriates $40 billion for increased disaster assistance, increased security costs, rebuilding infrastructure systems and other public facilities, and disaster recovery and related activities, at least $11.2 billion of which is for disaster recovery activities and assistance in New York, New Jersey, Pennsylvania, Virginia, and the District of Columbia. The City expects to be reimbursed for all of its direct costs for response and


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

remediation at the World Trade Center site. These costs are now expected to be substantially below previous estimates. The City also expects to receive federal funds for the costs of economic revitalization and other needs, not directly payable through the City budget, related to the September 11 attack.

Prior to September 11, 2001, the national and local economies had been weakening, reflecting lower business investment, increased unemployment and, recently, a decline in consumer confidence. It is expected that the destruction of the World Trade Center will have a substantial impact on the City and its economy. Reduced economic activity is expected to lower corporate profits, increase job losses and reduce consumer spending, which would result in reduced personal income and sales tax receipts and other business tax revenues for the City and could negatively affect real property values. The events of September 11 increased the risk of a delay in recovery. It is not possible to quantify at present with any certainty the short-term or long-term adverse impact of the September 11 events on the City and its economy, any offsetting economic benefits which may result from recovery and rebuilding activities and the amount of additional resources from federal, State, City and other sources which will be required.

In June 2001, New York City issued a Four-Year Financial Plan that projected a balanced budget for fiscal year 2002 and budget gaps of $2.8 billion in fiscal year 2003, $2.6 billion in fiscal year 2004, and $2.2 billion in fiscal year 2005. On December 4, 2001, the City issued a modification to its Financial Plan that reflected a reduction in projected revenues of $1.1 billion in fiscal year 2002, $1.6 billion in fiscal year 2003, $1.4 billion in fiscal year 2004, and $1.5 billion in fiscal year 2005, due primarily to the impact on City tax revenues of the attacks on the World Trade Center and a slow-down in economic activity. To offset the impact of these and other adverse developments, the City intends to take extraordinary actions to ensure a balanced budget in fiscal year 2002 and to narrow the budget gaps projected for fiscal years 2003 through 2005. On December 31, 2001, the City revised its Financial Plan to reflect a slight improvement in its tax revenue forecast and the expiration of a cut in the personal income tax surcharge, which together increase tax revenue forecasts by $322 million in fiscal year 2002 and by more than $370 million annually thereafter. The Financial Plan includes a Budget Stabilization Account of $697 million in fiscal year 2002, which has been used to narrow the fiscal year 2003 budget gap, and remaining budget gaps of $2.9 billion in fiscal year 2003, $3.6 billion in fiscal year 2004, and $3.5 billion in fiscal year 2005. These estimates, however, do not make provision for wage increases for teachers, police officers or firefighters beyond those negotiated with the unions representing other civilian and uniformed employees nor does it include resources to fund wage increases for any employees beyond the current round of collective bargaining.

OTHER LOCALITIES. Certain localities outside New York City have experienced financial problems and have requested and received additional State assistance during the last several State fiscal years. The potential impact on the State of any future requests by localities for additional oversight or financial assistance is not included in the projections of the State's receipts and disbursements for the State's 2001-02 fiscal year or thereafter. To help resolve persistent fiscal difficulties in Nassau County, the State enacted legislation in 2000 that created the Nassau County Interim Finance Authority. The Authority is empowered to issue bonds, backed solely by diverted Nassau County sales tax revenues, to achieve short-term budget relief and ensure credit market access for Nassau County. The Authority has


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

issued $436 million in bonds and $690 million in bond anticipation notes as of the date of the most recent update to the Annual Information Statement. The Authority may also impose financial plan requirements on Nassau County. The State paid $25 million in transitional assistance to Nassau County in State fiscal year 2000-01 and $25 million in State fiscal year 2001-02. The Governor has proposed providing up to $50 million in State assistance to Nassau County over the next two State fiscal years, which is subject to appropriation by the State Legislature. Allocation of any such assistance is contingent upon the Authority's approval of Nassau County's financial plan.

The State has provided extraordinary financial assistance to certain municipalities, primarily cities, since the 1996-97 fiscal year. Funding has essentially been continued or increased in each subsequent fiscal year and totaled $211.2 million in 2001-02.

SPECIAL CONSIDERATIONS REGARDING PUERTO RICO

The following highlights some of the more significant financial trends and problems affecting the Commonwealth of Puerto Rico (the "Commonwealth" or "Puerto Rico"), and is based on information drawn from official statements and prospectuses relating to the securities offerings of Puerto Rico, its agencies, and instrumentalities, as available on the date of this SAI. ETAM has not independently verified any of the information contained in such official statements, prospectuses, and other publicly available documents, but is not aware of any fact which would render such information materially inaccurate.

The economy of Puerto Rico is fully integrated with that of the United States. In fiscal 2000, trade with the U.S. accounted for approximately 88% of Puerto Rico's exports and approximately 56% of its imports. In this regard, in fiscal 2000 Puerto Rico experienced a $11.4 billion positive adjusted merchandise trade balance. Puerto Rico's economic expansion, which has lasted over ten years, continued throughout the five-year period from fiscal 1996 through fiscal 2000. Almost every sector of the economy participated, and record levels of employment were achieved. Factors behind this expansion included government-sponsored economic development programs, periodic declines in the exchange value of the U.S. dollar, increases in the level of federal transfers, the relatively low cost of borrowing funds, and, until recently, low oil prices. Unemployment, although at relatively low historical levels, remains above the average for the U.S.

The performance of the economy during fiscal 2001 was affected principally by the performance of the U.S. economy and by the level of oil prices and the level of interest rates. The change in the Federal Reserve monetary policy to lower interest rates embodies a positive impact for the Commonwealth's economy, primarily its construction industry. Since Puerto Rico is heavily dependent on oil imports for its energy needs, if oil prices remain at their current high level for a long period of time, that could have an adverse effect on the level of economic activity in Puerto Rico.

Puerto Rico has a diversified economy. The dominant sectors of the Puerto Rico economy are manufacturing and services. During the period between fiscal 1996 and 2000, the manufacturing and services sectors generated the largest portion of gross domestic product. Three sectors of the economy provide the most employment: manufacturing, services, and government. Manufacturing is the largest sector of the Puerto Rico economy accounting, in terms of gross domestic product, for $26.3 billion or 43.8% of gross domestic product in


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

fiscal 1999. The Planning Board estimated that in fiscal 2000 manufacturing generated $27.4 billion or 43.5% of gross domestic product. Most of the island's manufacturing output is shipped to the U.S. mainland, which is also the principal source of semi-finished manufactured articles on which further manufacturing operations are performed in Puerto Rico. Manufacturing in Puerto Rico is now more diversified than during earlier phases of industrial development. In the last two decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift is best exemplified by heavy investment in pharmaceuticals, scientific instruments, computers, microprocessors, medical products, and electrical products industries in Puerto Rico over the last decade.

Puerto Rico has experienced significant growth in the services sector, in terms of both income and employment, over the past decade, showing a favorable trend as compared with certain other industrialized economics. The services sector, which includes wholesale and retail trade and finance, insurance, real estate, hotels and related services, and other services, ranks second only to manufacturing in its contribution to gross domestic product, and leads all sectors in providing employment. In fiscal 2000, services generated $23.4 billion of gross domestic product or 37.0% of the total. Employment in the services sector grew from 526,720 in fiscal 1996 to 587,438 in fiscal 2000, a cumulative increase of 11.5%. This increase was greater than the 6.2% cumulative growth in total employment over the same period. During the period between fiscal 1996 and fiscal 2000, the gross domestic product in this sector increased at an annual average rate of 6.6%, while employment increased at an annual average rate of 2.2%. The development of the services sector has shown a strong interaction among the following important sectors: manufacturing, tourism, construction, and agriculture. The services sector in Puerto Rico has a diversified base.

The high degree of knowledge, skills, and expertise in professional and technical services available in Puerto Rico places the island in a favorable competitive position with respect to Latin America and other trading countries throughout the world. A major element in the diversification efforts is the further development of the local services sector, which has the capacity to increase its export potential and to generate more income and jobs during the coming years.

Wholesale and retail trade, finance, insurance, and real estate have experienced significant growth in the fiscal 1996 to 2000 period, as measured by gross domestic product. Gross domestic product in wholesale and retail trade increased from $6.3 billion in fiscal 1996 to $8.4 billion in fiscal 2000. In finance, insurance, and real estate, gross domestic product increased from $6.2 billion in fiscal 1996 to $8.9 billion in fiscal 2000. There are sixteen commercial banks and trust companies currently operating in Puerto Rico of which one is a U.S. major money center bank, three are foreign banks, one is a national bank from Florida, and thirteen are local banks and trust companies. Total assets of these institutions as of December 31, 2000 were $54.8 billion. In addition, five major securities firms operate in the island.

The government sector of the Commonwealth plays an important role in the economy of the island. In fiscal year 2000, the government accounted for $5.5 billion of Puerto Rico's gross domestic product, or 8.7% of the total, and provided 245,865 jobs or 21.5% of the total employment. Government sector employment does not include employment by public corporations, which employment is included in other sectors. These public corporations include


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

significant employers such as the Electric Power Authority and the Aqueduct and Sewer Authority. The government's (including the central government, the public corporations, and the municipalities) share of payroll employment, measured according to the payroll survey, has diminished from 34.9% in fiscal 1981, to 33.6% in fiscal 1990, to 26.5% in fiscal 2000.

The construction industry has experienced substantial real growth since fiscal 1987. During the period from fiscal 1996 through fiscal 1999 construction investment increased 62%. In fiscal 2000, investment in construction rose to an unprecedented $7.0 billion, an increase of 7.3% as compared to $6.6 billion in fiscal 1999. The strong growth in the construction industry resulted from increased public and private investment in the past few years. During fiscal year 2000, the total value of construction permits increased 52.1% and cement sales decreased 3.5% in comparison with fiscal 1999. In fiscal 2000, the average employment in the construction sector was 84,886, an increase of 9.2% over fiscal 1999.

The Planning Board's construction investment forecast for fiscal 2000, made in July 1999, projected a nominal increase of 11.9% attributable primarily to the construction of large infrastructure projects, commercial projects and other investments related to the damages caused by Hurricane Georges. The expansion in the construction sector continued in fiscal year 2000. The growth in this sector was illustrated by a significant growth of 52.1% in the total value of permits.

Tourism also contributed significantly to the island economy, accounting for 3.8% of the island's gross domestic product in fiscal 2000, compared to 3.7% in fiscal 1999. Visitors' expenditures and the number of visitors to the island had grown consistently from 1985 to 1998, reaching $2.2 billion, and more than 4.6 million, respectively, in fiscal 1998. In fiscal 1999, however, the number of visitors to the island decreased to 4.2 million and visitors' expenditures decreased to $2.1 billion, a decrease of 4.2% compared to fiscal 1998, due in part to the effect of Hurricane Georges, which struck the island in September 1998. The number of persons registered in tourist hotels during fiscal 2000, however, increased 1.4% over the number registered for fiscal 1999. During the first nine months of fiscal 2001 the number of persons registered in tourist hotels was 994,000, an increase of 7.8% over the number registered for the same period in fiscal 2000. The average occupancy rate in tourist hotels during this period was 68% compared to 73.4% in fiscal 2000. The average number of rooms rented in tourist hotels increased 1.1% during the first nine months of fiscal 2001 compared with the same period of fiscal 2000. San Juan has become the largest homeport for cruise ships in the Caribbean and the second largest homeport for cruise ships in the world.

The Department of Agriculture and related agencies have directed their efforts at increasing and improving local agricultural production, increasing efficiency and quality of produce, and stimulating import substitution where economically feasible. During fiscal 2000, gross income from agriculture was $810.1 million, an increase of 13.5% in comparison with fiscal 1999. Agriculture gross income consists of the total value of production in the principal agricultural sectors, which include traditional crops, cattle products, farinaceous vegetables, fruits, and other products. Recently, cattle products, non-traditional crops, and livestock products have contributed a higher percentage of the sector's income.

The government of Puerto Rico supports agricultural activities through incentives, subsidies, and technical and support services, in addition to


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

income tax exemptions for qualified income derived by bona fide farmers. Since fiscal 1995, the Commonwealth of Puerto Rico has sold various agricultural operations previously conducted by governmental entities to private entities. These sales included certain assets of the pineapple processing operation and a mango growing facility. The Commonwealth of Puerto Rico has also transferred the sugar processing facilities formerly operated by the Sugar Corporation to local private sugarcane growers.

Puerto Rico is experiencing the effects of a demographic transition, which is causing a reduction in the net number of new entrants into the working-age population. Although the Commonwealth still has large job creation needs due to high unemployment, low labor force participation, and out-migration, the declining growth rate for the working-age population makes the financing of necessary improvements in human capital and infrastructure more feasible.

Public sector debt comprises bonds and notes of the Commonwealth, its municipalities, and public corporations. Direct debt of the Commonwealth is supported by Commonwealth taxes. Debt of municipalities, other than bond anticipation notes, is supported by real and personal property taxes, and municipal license taxes. Debt of public corporations, other than bond anticipation notes, is generally supported by the revenues of such corporations from rates charged for services or products. However, certain debt of public corporations is supported, in whole or in part, directly or indirectly, by Commonwealth appropriations or taxes.

Historically, the Commonwealth has maintained a fiscal policy that provides for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that debt. During fiscal 1996, 1997, and 1998, however, public sector debt increased at a greater rate than the growth of gross product due to an increase in the amount of debt incurred to finance certain key infrastructure projects, which are important to the development of the economy and are expected to produce long-term economic benefits, and debt incurred to refinance outstanding debt to enable Puerto Rico to benefit from the historically low levels of interest rates and realize debt service savings. As of December 31, 2000, outstanding short-term debt, relative to total debt, was 9.8%.

The fiscal year of the government of Puerto Rico begins each July 1. The Governor is constitutionally required to submit to the Legislature an annual balanced budget of capital improvements and operating expenses of the central government for the ensuing fiscal year. The annual budget is prepared by Office of Management and Budget ("OMB"), working with the Planning Board, the Department of the Treasury, and other government offices and agencies. Section 7 of Article VI of the Constitution provides that "[t]he appropriations made for any fiscal year shall not exceed the total revenues, including available surplus, estimated for said fiscal year unless the imposition of taxes sufficient to cover said appropriations is provided by law."

In Puerto Rico, the central government has many functions which in the fifty states are the responsibility of local government, such as providing public education and police and fire protection. Approximately 25.2% of the General Fund is committed for payment of fixed changes such as municipal subsidies, grants to the University of Puerto Rico, contributions to Aqueduct and Sewer Authority, and rental payments to Public Building Authority, among others. In the fiscal 2001 budget proposal, revenues and other resources of all budgetary funds total $11,312,169,000 excluding balances from the previous


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

fiscal year and general obligation bonds authorized. The estimated net increase in General Fund revenues in fiscal 2001 was accounted for by increases in personal income taxes (up $215,934,000), corporation income taxes (up $14,138,000), Federal excise taxes on off-shore shipments (up $45,250,000), general excise tax of 5% (up $73,438,000), excise tax on motor vehicles and accessories (up $51,005,000), special excise tax on certain petroleum products (up $45,214,000), registration and documentation fees (up $21,144,000), excise tax on alcoholic beverages (up $21,626,000), and decreases in tollgate taxes (down $17,130,000), and income tax withheld from non-residents (down $32,276,000).

Expenses and capital improvements of all budgetary funds in fiscal 2001 totaled $11,800,543,000, an increase of $760,761,000 from fiscal 2000. The major changes in General Fund expenditures by program were: increases in general government (up $129,339,000), education (up $240,844,000), health (up $55,602,000), public safety and protection (up $95,263,000), debt service (up $36,874,000), other debts (up $30,460,000), special pension contributions (up $6,908,000), housing (up $1,306,000), and contributions to municipalities (up $6,567,000), and decreases in economic development (down $43,481,000), welfare (down $6,257,000), and transportation and communications (down $5,294,000). The general obligation bond authorization for the fiscal 2001 budget was $425,000,000.

In the fiscal 2002 budget proposal, revenues and other resources of all budgetary funds totaled $11,523,363, 000 excluding balances from the previous fiscal year and general obligation bonds authorized. The estimated net increase in General Fund revenues in fiscal 2002 was accounted for principally by increases in personal income taxes (up $20,000,000), retained non-resident income tax (up $145,000,000), licenses (up $1,000,000), and interest subject to 17% (up $2,000,000), and decreases in electronic lottery revenues (down $2,000,000), special excise tax on certain petroleum products (down $20,000,000), contributions from lottery fund (down $2,000,000), general excise of 5% (down $8,000,000), federal excise taxes on off-shore shipments (down $11,000,000), excise tax on alcoholic beverages (down $13,000,000), motor vehicles and accessories (down $24,000,000), tollgate taxes (down $58,000,000), corporation income taxes (down $107,000,000), and customs (down $18,000,000).

Current expenses and capital improvements of all budgetary funds total $11,978,831,000, an increase of $178,288,000 from fiscal 2001. The major changes in General Fund expenditures by program in fiscal 2001 were: increases in general government (up $96,940,000), public safety and protection (up $48,634,000), debt service (up $29,716,000), contributions to municipalities (up $45,504,000), other debts (up $47,819,000), education (up $29,109,000), economic development (up $16,430,000), and special pension contributions (up $3,771,000), and decreases in transportation and communications (down $100,000), housing (down $176,000), welfare (down $5,492,000), and health (down $233,528,000). The general obligation bond authorization proposed for the fiscal 2002 budget is $465,000,000.

FUND POLICIES

FUNDAMENTAL INVESTMENT RESTRICTIONS

The following are the Funds' fundamental investment restrictions, which cannot be changed without shareholder approval by a vote of a majority of the outstanding shares of each Fund, as set forth in the 1940 Act.

Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in a Fund's assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Fund's assets will not constitute a violation of that restriction.

Unless indicated otherwise below:

1. Each Fund may not "concentrate" its investments in a particular industry, as that term is used in the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction from time to time, except that there shall be no limitation with respect to investments in: (i) securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities; or (ii) repurchase agreements (collateralized by securities issued by the U.S. Government, its agencies or instrumentalities). In addition, notwithstanding the restriction above, (i) the Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund each may, but is not required to, invest more than 25% of its assets in industrial development bonds; and (ii) the Money Market Fund may, but is not required to, concentrate its investments in securities issued by banks. U.S. territories, states, municipalities and their respective agencies and instrumentalities are not considered to be industries.

2. Each Fund shall be a "diversified company" as that term is defined in the 1940 Act.

3. Each Fund may not borrow money, except to the extent permitted under the 1940 Act, including the rules, regulations and any orders obtained thereunder.

4. Each Fund may not issue senior securities, except as permitted under the 1940 Act and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time.

5. Each Fund may not make loans except as permitted under the 1940 Act, and as interpreted, modified, or otherwise permitted by any regulatory authority having jurisdiction, from time to time. For purposes of this limitation with respect to the Fund, entering into repurchase agreements, lending securities and acquiring debt securities are not deemed to be making loans.

6. Each Fund may not engage in the business of underwriting securities issued by others, except to the extent that the purchase of permitted investments directly from the issuer thereof or an underwriter for the issuer and the later disposition of such portfolio securities may be deemed an underwriting.

7. Each Fund may not purchase or sell real estate, which term does not include securities of companies that deal in real estate or mortgages or investments secured by real estate or interests therein, except that the Fund reserves freedom of action to hold and to sell real estate acquired as a result of the Fund's ownership of securities.

8. Each Fund may not purchase physical commodities or contracts relating to physical commodities.

9. The California Municipal Money Market Fund will invest at least 80% of the value of its assets in investments the income from which is exempt from both federal income tax and the income tax of the State of California, but may be subject to the alternate minimum tax. The New York Municipal Money Market

Fund will invest at least 80% of the value its assets in investments the income from which is exempt from both federal income tax and the income tax of the State of New York, but may be subject to the alternate minimum tax. The Municipal Money Market Fund will invest at least 80% of the value of its assets in investments the income from which is exempt from federal income tax, but may be subject to the alternate minimum tax.

NON-FUNDAMENTAL OPERATING RESTRICTION

The following non-fundamental operating restrictions of the Funds may be changed by the Board without shareholder approval.

Unless otherwise indicated, each Fund (as indicated below):

1. may invest in shares of other open-end management investment companies, subject to the limitations of Section 12(d)(1) of the 1940 Act. Under the 1940 Act, each Fund's investment in such securities currently is limited, subject to certain exceptions, to (i) 3% of the total voting stock of any one investment company, (ii) 5% of the Fund's total assets with respect to any one investment company, and (iii) 10% of the Fund's total assets in the aggregate. Other investment companies in which the Fund invests can be expected to charges fees for operating expenses, such as investment advisory and administration fees, that would be in addition to those charged by the Fund;

2. may not invest more than 10% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (i) securities that are illiquid by virtue of the absence of a readily available market or legal or contractual restrictions on resale, (ii) fixed time deposits that are subject to withdrawal penalties and that have maturities of more than seven days, and (iii) repurchase agreements not terminable within seven days;

3. may lend securities from its portfolio to brokers, dealers and financial institutions, in amounts not to exceed (in the aggregate) one-third of the Fund's total assets. Any such loans of portfolio securities will be fully collateralized based on values that are marked to market daily. Each Fund will not enter into any portfolio security lending arrangement having a duration of longer than one year;

4. may not purchase any securities of any registered open-end investment company or registered unit investment trust relying on Section 12(d)(1)(F) or (G) of the 1940 Act.

Each Fund may, not notwithstanding any other non-fundamental policy or restriction, invest all of its assets in the securities of a single open-end management investment company with substantially similar investment objectives and policies as the Fund or investment objectives and policies consistent with those of the Fund.

The Government Money Market Fund will provide its shareholders with at least 60 days notice of any change to the Fund's non-fundamental investment policy to invest more than 80% of its net assets (plus the amount of any borrowing for investment purposes in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements backed by these securities.

FURTHER INFORMATION ON FUNDAMENTAL INVESTMENT RESTRICTIONS

Section 5(b)(1) of the 1940 Act defines a "diversified company" as one in which at least 75% of the value of its total assets is represented by cash and cash items (including receivables), government securities, securities of other investment companies, and other securities limited in respect of any one issuer to an amount not greater in value than 5% of the value of a Fund's total assets and to not more than 10% of the outstanding voting securities of such issuer.

Under Rule 2a-7, each Fund (except the Government Money Market Fund) is subject to greater diversification requirements than under Section 5(b)(1) that are designed to limit the Fund's exposure to the credit risk of any single issuer. As single state municipal money market funds, however, the New York Municipal Money Market Fund and California Municipal Money Market Fund are each afforded some relief from the diversification requirements under Rule 2a-7.

Under Rule 2a-7, each Fund must be diversified with respect to issuers of securities acquired by the Fund, other than with respect to government securities. Immediately after the acquisition of any security, each Fund, other than the California Municipal Money Market Fund and the New York Municipal Money Market Fund, will not have invested more than 5% of its total assets in securities issued by the issuer of the security; provided, however, that each Fund may invest up to 25% of its total assets in First Tier Securities (as defined in Rule 2a-7) of a single issuer for a period of up to three business days after the acquisition thereof; provided, further, that the Fund may not invest in the securities of more than one issuer in accordance with the foregoing proviso in this paragraph at any time.

The California Municipal Money Market Fund and the New York Municipal Money Market Fund need not be diversified with respect to 100% of each Fund's investments. For each of these Funds, with respect to 75% of each Fund's total assets (other than cash and government securities), immediately after the acquisition of any security of an issuer, not more than 5% of each Fund's total assets may be invested in securities issued by the issuer; provided, however, that each Fund shall not invest more than 5% of its total assets in securities of the same issuer unless the securities are First Tier Securities.

Section 18(f)(1) of the 1940 Act permits the Funds to borrow money only from (a) a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of a Fund and provided further that if a Fund's asset coverage falls below 300%, the Fund will, within three business days thereafter or longer as the SEC may permit, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings is at least 300%, or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of the Fund's total assets at the time when the borrowing is made.

As a matter of operating policy, it is the Funds' understanding that the SEC Staff interprets the term "concentration" to mean that a fund will not invest 25% or more of its total assets in a particular industry. For this purpose, tax-exempt investments backed by privately owned or operated facilities will be deemed to be issued by those private owners or operators and included in the "industry" of those private owners or operators.

Section 21(b) generally prohibits each Fund from lending money or other property to any person if that person controls or is under common control with the Fund. The SEC Staff also interprets a Fund's loan of portfolio securities to involve the issuance of a senior security in light of the Fund's obligation to return the collateral upon termination of the loan. Thus, the SEC Staff takes the position that the 300% asset coverage requirement for bank borrowings contained in Section 18(f)(1), as noted above, also should apply to a Fund's loan of its portfolio securities and, accordingly, a Fund should not have on loan at any given time securities representing more than one-third of the Fund's total asset value.

TRUSTEES AND OFFICERS

The Board has the responsibility for the overall management of the Funds, including general supervision and review of its investment activities and the conformity with Delaware Law and the stated policies of the Funds. The Board elects the officers of the Trust who are responsible for administering the Funds' day-to-day operations. Trustees and officers of the Trust, together with information as to their principal business occupations during the last five years, and other information are shown below. The Trust currently consists of twelve series, of which eleven are in operation.

    NAME, ADDRESS, AGE AND         TERM OF OFFICE(1) AND       PRINCIPAL OCCUPATION(S)
   POSITION HELD WITH TRUST        LENGTH OF TIME SERVED     DURING THE PAST FIVE YEARS   OTHER DIRECTORSHIPS(3) HELD
----------------------------------------------------------------------------------------------------------------------

                                               NON INTERESTED TRUSTEES

----------------------------------------------------------------------------------------------------------------------

Steven Grenadier                Since February 1999          Mr. Grenadier is an          None
4500 Bohannon Drive                                          Associate Professor of
Menlo Park, CA 94025                                         Finance at the Graduate
Age: 38                                                      School of Business at
Trustee                                                      Stanford University, where
                                                             he has been employed as a
                                                             professor since 1992
----------------------------------------------------------------------------------------------------------------------
Ashley T. Rabun                 Since February 1999          Ms. Rabun is the Founder     Professionally Managed
4500 Bohannon Drive                                          and Chief Executive          Portfolios
Menlo Park, CA 94025                                         Officer of InvestorReach,
Age: 50                                                      a consulting firm
Trustee                                                      specializing in marketing
                                                             and distribution
                                                             strategies for financial
                                                             services companies formed
                                                             in October 1996

----------------------------------------------------------------------------------------------------------------------
George J. Rebhan                Since December 1999          Mr. Rebhan retired in        Advisors Series Trust
4500 Bohannon Drive                                          December 1993. Prior to
Menlo Park, CA 94025                                         that he was President of
Age: 68                                                      Hotchkiss and Wiley Funds
Trustee                                                      (investment company) from
                                                             1985 to 1993.

----------------------------------------------------------------------------------------------------------------------

                                                 INTERESTED TRUSTEES

----------------------------------------------------------------------------------------------------------------------
Shelly J. Meyers (2)            Since February 1999          Ms. Meyers is the Manager,   Meyers Capital Management
4500 Bohannon Drive                                          Chief Executive Officer      LLC
Menlo Park, CA 94025                                         and founder of Meyers
Age: 43                                                      Capital Management LLC, a
Trustee                                                      registered
----------------------------------------------------------------------------------------------------------------------


    NAME, ADDRESS, AGE AND         TERM OF OFFICE(1) AND       PRINCIPAL OCCUPATION(S)
   POSITION HELD WITH TRUST        LENGTH OF TIME SERVED     DURING THE PAST FIVE YEARS   OTHER DIRECTORSHIPS(3) HELD
----------------------------------------------------------------------------------------------------------------------
                                                             investment adviser formed
                                                             in January 1996. She has
                                                             also managed the Meyers
                                                             Citizens Value Fund since
                                                             2001 (and its predecessor
                                                             since June 1996)
----------------------------------------------------------------------------------------------------------------------
Mitchell H. Caplan (2)          Since February 2002          Mr. Caplan is President      None
4500 Bohannon Drive                                          and Chief Operating
Menlo Park, CA 94025                                         Officer of E*TRADE Group,
Age: 45                                                      Inc. Prior to this
Trustee                                                      position Mr. Caplan served
                                                             as Chief Financial
                                                             Products Officer
                                                             and Managing
                                                             Director of North
                                                             America for E*TRADE
                                                             Group, Inc. from
                                                             2001-2002 and as
                                                             Chief Banking
                                                             Officer of E*TRADE
                                                             Group, Inc. from
                                                             2000-2001. He also
                                                             is Chairman of the
                                                             Board and Chief
                                                             Executive Officer
                                                             of E*TRADE
                                                             Financial
                                                             Corporation and
                                                             E*TRADE Bank and a
                                                             Director of E*TRADE
                                                             Global Asset
                                                             Management, Inc. He
                                                             previously served
                                                             as Vice Chairman of
                                                             the Board of
                                                             Directors,
                                                             President and Chief
                                                             Executive Officer
                                                             of Telebanc
                                                             Financial
                                                             Corporation and
                                                             Telebank (renamed
                                                             E*TRADE Bank) from
                                                             1993-2000.
----------------------------------------------------------------------------------------------------------------------

                                                      OFFICERS

----------------------------------------------------------------------------------------------------------------------
Liat Rorer                      Since May 2001               Ms. Rorer is Vice            Not applicable
Age: 42                                                      President of Operations
President                                                    and a director of E*TRADE
                                                             Asset Management,
                                                             Inc. She is also a
                                                             Key Business Leader
                                                             of E*TRADE
                                                             Securities LLC
                                                             which she joined in
                                                             2000. Prior to that
                                                             Ms. Rorer worked as
                                                             a senior consultant
                                                             for the Spectrem
                                                             Group (financial
                                                             services consulting
                                                             firm) beginning in
                                                             1998. From 1996 to
                                                             1998 she was a Vice
                                                             President for
                                                             Charles Schwab's
                                                             Retirement Plan
                                                             Services.
----------------------------------------------------------------------------------------------------------------------


    NAME, ADDRESS, AGE AND         TERM OF OFFICE(1) AND       PRINCIPAL OCCUPATION(S)
   POSITION HELD WITH TRUST        LENGTH OF TIME SERVED     DURING THE PAST FIVE YEARS   OTHER DIRECTORSHIPS(3) HELD
----------------------------------------------------------------------------------------------------------------------
Elizabeth Gottfried                  Since November 2000     Ms. Gottfried joined         Not applicable
Age: 42                                                      E*TRADE in September
Vice President and                                           2000. Prior to that,
Treasurer                                                    she worked at Wells
                                                             Fargo Bank from 1984
                                                             to 2000 and managed
                                                             various areas of Wells
                                                             Fargo's mutual fund
                                                             group
----------------------------------------------------------------------------------------------------------------------
Jay Gould                       Since August 2000            Mr. Gould is Secretary and   Not applicable
Age: 47                                                      Chief Counsel of E*TRADE
Secretary                                                    Asset Management. From
                                                             February to
                                                             December 1999 he
                                                             served as a Vice
                                                             President at
                                                             Transamerica
                                                             Corporation and,
                                                             prior to that, he
                                                             worked at Bank of
                                                             America (banking
                                                             and financial
                                                             services) from
                                                             1994.
----------------------------------------------------------------------------------------------------------------------

(1) Each Trustee is elected to serve in accordance with the Declaration of Trust and By-Laws of the Trust until his or her successor is duly elected and qualified. Each Officer is elected to hold office until his or her successor is elected and qualified to carry out the duties and responsibilities of such office, or until he or she resigns or is removed from office.

(2) Ms. Meyers may be considered an "interested" person (as defined by the 1940 Act) of the Trust because she is an officer of an investment company whose shares are offered through the mutual fund "supermarket" sponsored by E*TRADE Group, Inc., the parent company of ETAM, investment adviser to the Fund. Mr. Caplan may be considered an "interested" person of the Trust because he is an officer of E*TRADE Group, Inc.

(3) Directorships include public companies and any company registered as an investment company.

Each non-affiliated Trustee receives from the Trust an annual fee (payable in quarterly installments) of $18,000 plus an additional fee of: (i) $4,500 for each Board meeting attended, whether in-person or via telephonic or video conference; and (ii) $2,000 for each committee meeting attended, whether in-person or via telephonic or video conference. In addition, the Trust reimburses each of the non-affiliated Trustees for travel and other expenses incurred in connection with attendance at such meetings. Other officers and Trustees of the Trust receive no compensation or expense reimbursement. Trustees are not entitled to receive any retirement benefits or deferred compensation from the Trust.

The following table sets forth the compensation received by the Trustees for their services to the Trust during the most recent calendar year ended December 31, 2002.

NAME OF PERSON, POSITION                   AGGREGATE COMPENSATION FROM THE TRUST
Steven Grenadier, Trustee                                 $51,000
Shelly J. Meyers, Trustee                                 $45,000
Mitchell H. Caplan, Trustee                                 None
Ashley T. Rabun, Trustee                                  $51,000
George J. Rebhan, Trustee                                 $51,000

No Trustee will receive any benefits upon retirement. Thus, no pension or retirement benefits have accrued as part of the Funds' expenses.

COMMITTEES. The Trust has an Audit Committee, a Compliance Oversight Committee and a Compensation and Nominating Committee . The members of each Committee are the Trustees who are not "interested" persons (as defined in the 1940 Act).

The Audit Committee is responsible for, among other things: recommending the selection, retention or termination of the auditors; evaluating the independence of the auditors, including with respect to the provision of any consulting services; reviewing with the independent auditors the scope and results of the annual audit; reviewing the fees charged by the auditors for professional services, including any types of non-audit services performed, if any, and whether the non-audit services performed and related fees were consistent with the auditors independence; reporting to the full Board on a regular basis; and making recommendations as it deems necessary or appropriate. During the calendar year ended December 31, 2002, the Audit Committee held two meetings.

The Compliance Oversight Committee is responsible for, among other things, overseeing the Board's corporate governance policies and procedures; coordinating periodic evaluations of the Board's performance and recommending improvements; considering the Board's adherence to industry "best practices;" meeting with Trust management to review the Trust's compliance to appropriate regulatory guidelines and requirements; meeting with Trust management to review and consider the Trust's disclosure controls and procedures and regulatory disclosure obligations; and making recommendations regarding compliance activities applicable to the Trust. During the calendar year ended December 31, 2002, the Compliance Oversight Committee did not hold any meetings.

The Compensation and Nominating Committee is responsible for, among other things, reviewing the composition of the Board and any constituent committees, compensation arrangements of the Independent Trustees, and evaluating and recommending to the Board candidates to be nominated as Independent Trustees of the Board. The committee is not required to consider nominees recommended by the Funds' shareholders. During the calendar year ended December 31, 2002, the Compensation and Nominating Committee did not hold any meetings.

The Trust also has a Pricing Committee that consists of the officers of the Trust and Mitchell Caplan. This committee determines the value of any of the Funds' securities and assets for which market quotations are not readily available or for which valuation cannot otherwise be provided. During the calendar year ended December 31, 2002, the Pricing Committee did not hold any meetings with respect to the Funds included in this SAI.

The chart below identifies a range of each Trustee's ownership of shares of the Fund and the range of aggregate holdings of shares in all twelve series of the Trust as of December 31, 2001. The ranges are identified as follows: none; $1 - $10,000; $10,001 - $50,000; $50,001 - $100,000; or over $100,000.

                                                                                  AGGREGATE DOLLAR RANGE OF EQUITY
                                         DOLLAR RANGE OF EQUITY SECURITIES IN    SECURITIES IN ALL 12 SERIES OF THE
            NAME OF TRUSTEE                            EACH FUND                                TRUST
----------------------------------------------------------------------------------------------------------------------

                                              NON-INTERESTED DIRECTORS

----------------------------------------------------------------------------------------------------------------------
Steven Grenadier                                         None                                   None
Ashley T. Rabun                                          None                              $10,001-$50,000
George J. Rebhan                                         None                              $10,001-$50,000
----------------------------------------------------------------------------------------------------------------------

                                                 INTERESTED TRUSTEES

----------------------------------------------------------------------------------------------------------------------
Shelly J. Meyers                                         None                                   None
Mitchell H. Caplan                                       None                                   None

As of December 31, 2001, the Non-Interested Trustees did not own any securities issued by ETAM, E*TRADE Securities LLC or any company, controlling, controlled by or under common control with ETAM or E*TRADE Securities LLC.

CODE OF ETHICS. Pursuant to Rule 17j-1 under the 1940 Act, the Funds have adopted a code of ethics. The Funds' investment adviser and principal underwriter have also adopted codes of ethics under Rule 17j-1. Each code of ethics permits personal trading by covered personnel, including securities that may be purchased or held by the Funds, subject to certain reporting requirements and restrictions.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

For purposes of the 1940 Act, a shareholder that owns more than 25% of the voting securities of a Fund is presumed to "control" that Fund.

For purposes of regulatory requirements, as of the date of commencement of operations for each Fund, ETAM owned 100% of the outstanding shares of each Fund.

As of the date of commencement of operations for each Fund, the Trustees and officers of the Trust as a group owned less than 1% of each Fund's equity securities.

INVESTMENT ADVISORY AND OTHER SERVICES

INVESTMENT ADVISER. Under an investment advisory agreement ("Investment Advisory Agreement") with each Fund, ETAM, a registered investment adviser, provides investment advisory services to each Fund. ETAM is a wholly-owned subsidiary of E*TRADE Group, Inc. ("E*TRADE Financial") and is located at 4500 Bohannon Drive, Menlo Park, CA 94025. ETAM commenced operating in February 1999. As of December 31, 2002, ETAM provided investment advisory services for over $____ million in assets. ETAM also provides investment management services for the E*TRADE Family of Funds. As of December 31, 2002, ETAM and its affiliates, including E*TRADE Global Asset Management, managed over $25 billion in assets and were responsible for the management of E*TRADE Bank's portfolio.

Subject to the general supervision of the Board and in accordance with the investment objective, policies and restrictions of each Fund, ETAM provides each Fund with ongoing and day-to-day management, including security selection, investment guidance and policy direction. The Investment Advisory Agreement will continue in effect from year to year provided the continuance is approved annually (i) by the holders of a majority of each Fund's outstanding voting securities or by the Board and (ii) by a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons of any such party. The Investment Advisory Agreement may be terminated on 60 days' written notice by any such party and will terminate automatically if assigned.

Following the Board's consideration and evaluation of information provided by ETAM at a Board meeting held on May 29, 2002, the Board approved each Fund's Investment Advisory Agreement with ETAM. In approving the Investment Advisory Agreement, the Board considered all factors that it deemed relevant including:

o the investment advisory fees and other expenses that would be paid by each Fund as compared to those of similar funds managed by other investment advisers;

o the increased commitment of personnel and resources that will be provided by ETAM to support the investment advisory services provided to each Fund, including the hiring of additional personnel with relevant portfolio management and credit analysis experience;

o the willingness of ETAM to (i) contractually agree to limit total fund operating expenses for each Fund to the amounts specified below under "Expense Limitation Agreement" through at least the first year of operations of each Fund and (ii) to voluntarily agree to further limit each Fund's total operating expenses to the amounts specified below under "Voluntary Waiver;" and (iii) the contractual limitation of the amounts payable under the Distribution Plan and Distribution Agreement to 0.60% for the Money Market Fund, and 0.50% for the Government Money Market Fund, the Sweep Class of the Municipal Money Market Fund, California Municipal Money Market Fund, and New York Municipal Money Market Fund, respectively, of the average daily net assets of each Fund or Class.

o the quality and historical performance of ETAM's investment personnel in providing active management of other money market portfolios;

o the nature and quality of the investment advisory services that have been provided by ETAM to the other series of the Trust, and that is expected to be provided to each Fund following its commencement of operations;

o ETAM's compliance and monitoring system for assuring that each Fund is in compliance with federal securities laws (in particular Rule 2a-7 under the 1940 Act), the Internal Revenue Code and other applicable laws, as well as with each Fund's investment objectives, policies and restrictions;

o    costs of the services provided by ETAM; and

o current and projected profitability and related other benefits to ETAM and its affiliates, in providing investment advisory and other services to each Fund, and the need to provide ETAM with sufficient long-term incentives, within the competitive marketplace, to support ETAM's allocation of personnel and resources to each Fund.

As a result of this review, the Board, including the Non-Interested Trustees, determined that the advisory fee for each Fund in the Investment Advisory Agreement was fair and reasonable to each Fund and to its shareholders. The Board concluded that, over the long-term, the Investment Advisory Agreement would: (i) enable ETAM to provide high-quality investment advisory services to each Fund at a reasonable and competitive fee rate and (ii) allow ETAM to provide investment advisory services to each Fund at a level consistent with the increased demands of the current mutual fund marketplace.

For ETAM's advisory services, each Fund pays ETAM an investment advisory fee equal to 0.12% of each Fund's average daily net assets.

ADMINISTRATOR. ETAM also serves as each Fund's administrator. ETAM provides administrative services directly or through sub-contracting, including: (i) coordinating the services performed by the investment adviser, transfer and dividend disbursing agent, custodian, sub-administrator, shareholder servicing agent, independent auditors and legal counsel; (ii) preparing or supervising the preparation of periodic reports to each Fund's shareholders; (iii) generally supervising regulatory compliance matters, including the compilation of information for documents such as reports to, and filings with, the SEC and other federal or state governmental agencies; and (iv) monitoring and reviewing each Fund's contracted services and expenditures. ETAM also furnishes office space and certain facilities required for conducting the business of each Fund. Each Fund pays ETAM an administrative services fee equal to 0.15% of each Fund's average daily net assets.

SHAREHOLDER SERVICING AGREEMENT. ETAM and E*TRADE Securities LLC ("E*TRADE Securities"), located at 4500 Bohannon Drive, Menlo Park, CA 94025, both provide shareholder servicing to each Fund. ETAM and E*TRADE Securities may provide the following services to shareholders or investors investing in shares of the Fund: support of telephone services in connection with the Fund; delivery of current prospectuses, reports, notices, proxies and proxy statements and other informational materials; assistance in connection with the tabulation of shareholders' votes in the event of a Trust shareholder vote; receiving, tabulating and transmitting proxies executed by or on behalf of shareholders; maintenance of shareholders' records reflecting shares purchased and redeemed and share balances, and the conveyance of that information to the Trust as may be reasonably requested; provision of support services to shareholders, including providing information about the Trust and the Fund and answering questions concerning the Trust and the Fund (including questions regarding shareholders' interests in the Fund); acting as the


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nominee for shareholders, maintaining account records and providing shareholders with account statements; integrating periodic statements with other shareholder transactions; and providing such similar services as the Trust may reasonably request to the extent ETAM is permitted to do so under applicable statutes, rules or regulation.

Pursuant to the Shareholder Servicing Agreement, ETAM receives a shareholder servicing fee equal to 0.25% of the average daily net assets of the Money Market Fund, Government Money Market Fund, California Municipal Money Market Fund, New York Municipal Money Market Fund, and the Municipal Money Market Fund attributable to the Sweep Class, respectively, and 0.20% of the average daily net assets of the Municipal Money Market Fund attributable to the Premier Class. In addition, ETAM will be allowed to use the shareholder servicing fee it receives under this Shareholder Services Agreement to compensate its affiliates, including E*TRADE Securities, the Trust's distributor, for shareholder services provided by such affiliate to each Fund.

EXPENSE LIMITATION AGREEMENT. In the interest of limiting expenses of each Fund or Class, ETAM has entered into an expense limitation agreement with each Fund ("Expense Limitation Agreement") through at least one year from the date of commencement of operations of each Fund or Class. The Expense Limitation Agreement may continue from year to year thereafter. Pursuant to the Expense Limitation Agreement, ETAM has agreed to waive or limit its fees and assume other expenses so that the total operating expenses of each Fund or Class (other than interest, taxes, brokerage commissions, other expenditures which are capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of a Fund's business) are limited on an annual basis to: 1.10% of the average daily net assets of the Money Market Fund and the Government Money Market Fund, respectively; 1.05% of the average daily net assets of the Municipal Money Market Fund attributable to the Sweep Class and 0.45% of the average daily net assets attributable to the Premier Class; and 0.95% of the average daily net assets of the California Municipal Money Market Fund and the New York Municipal Money Market Fund, respectively.

Each Fund or Class may at a later date reimburse to ETAM the fees waived or limited and other expenses assumed and paid by ETAM pursuant to the Expense Limitation Agreement provided that, among other things, each Fund or Class has reached a sufficient size to permit such reimbursement to be made without causing the total annual expense ratio of the Fund or Class to exceed the percentage limit stated above. Consequently, no reimbursement by a Fund or Class will be made unless: (i) the total annual expense ratio of the Fund or Class is less than the percentage stated above; and (ii) the payment of such reimbursement has been approved by the Board on a quarterly basis. The total amount of reimbursement to which ETAM may be entitled will equal, at any time, the sum of (i) all fees previously waived or reduced by ETAM pursuant to this Agreement and (ii) all other payments previously remitted by ETAM to a Fund or Class in accordance with the Expense Limitation Agreement during any of the previous three fiscal years, less any reimbursement that the same Fund or Class has previously paid to ETAM with respect to (a) such fees previously waived or reduced and (b) such other payments previously remitted by ETAM to the Fund or Class.

PRINCIPAL UNDERWRITER. E*TRADE Securities, 4500 Bohannon Drive, Menlo Park, CA 94025, is the Funds' principal underwriter. E*TRADE Securities is a wholly-owned subsidiary of E*TRADE Financial. Under an Underwriting Agreement



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("Distribution Agreement") with respect to the Funds, E*TRADE Securities acts as underwriter for the continuous offering of the Funds' shares. The Distribution Agreement also provides that E*TRADE Securities will use its best efforts to distribute the Funds' shares.

DISTRIBUTION PLAN AND DISTRIBUTION AGREEMENT. The Funds (except for the Municipal Money Market Fund with respect to the Premier Class) have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the "Plan") and pursuant to the Plan, entered into the Distribution Agreement with E*TRADE Securities. The Plan permits the use of the Funds' assets to help finance the distribution of shares of the Funds. Under the Plan, the Trust, on behalf of the Funds, is permitted to pay to various service providers, including in particular, E*TRADE Securities, up to 0.75% of the average daily net assets of each Fund as payment for services rendered in connection with the distribution of the shares of the Funds. However, under the Distribution Agreement, payments to E*TRADE Securities for activities pursuant to the Plan are limited through at least one year from the date of commencement of operations of each Fund to payments at an annual rate equal to: 0.60% of the average daily net assets of the Money Market Fund, and 0.50% of the average daily net assets of the Government Money Market Fund, the Sweep Class of the Municipal Money Market Fund, California Municipal Money Market Fund and New York Municipal Money Market Fund, respectively. Because these fees are paid out of Fund assets on an on-going basis, over time these costs will increase the cost of your investment and may cost you more than other types of sales charges.

E*TRADE Securities will pay for printing and distributing prospectuses or reports prepared for its use in connection with the offering of shares to prospective shareholders and preparing, printing and mailing any other literature or advertising in connection with the offering of the shares to prospective shareholders. Pursuant to the Plan, each Fund compensates E*TRADE Securities for services rendered and expenses borne in connection with activities primarily intended to result in the sale of each Fund's shares. It is anticipated that a portion of the amounts received by E*TRADE Securities will be used to defray various costs incurred or paid by E*TRADE Securities in connection with, among other things, the printing and mailing of the Funds' prospectuses, statements of additional information, and any supplements thereto and shareholder reports to potential investors, and holding seminars and sales meetings with sales personnel designed to promote the distribution of shares. E*TRADE Securities may also use a portion of the amounts received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the distribution of shares.

The Plan is of a type known as a "compensation" plan because payments are made for services rendered to each Fund regardless of the level of expenditures by E*TRADE Securities. The Board will, however, take into account such expenditures for purposes of reviewing operations under either the Plan and in connection with their annual consideration of the Plan's renewal. E*TRADE Securities has indicated that it expects its expenditures to include, without limitation, fees and expenses relating to: (a) the printing and mailing of the Funds' prospectuses, statements of additional information, any supplements thereto and shareholder reports to potential shareholders; (b) the development, preparation, printing and mailing of advertisements, sales literature and other promotional materials describing and/or relating to the Funds; (c) holding seminars and sales meetings designed to promote the distribution of the Funds' shares; (d) obtaining information and providing


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explanations to distributors of the Funds regarding the Funds' investment objectives and policies and other information about the Funds, including the performance of the Funds; (e) training sales personnel regarding the Funds; and
(f) financing any other activity that E*TRADE Securities determines is primarily intended to result in the sale of the Funds' shares. E*TRADE Securities will pay all fees and expenses in connection with its respective qualification and registration as a broker or dealer under federal and state laws.

VOLUNTARY WAIVER. ETAM also has voluntarily agreed to further reduce the total operating expenses for each Fund so as not to exceed 1.05% for the Money Market Fund and the Government Money Market Fund, respectively; 0.94% for the Sweep Class of the Municipal Money Market Fund; 0.85% for the California Municipal Money Market Fund; and 0.90% for the New York Municipal Money Market Fund. ETAM may terminate this agreement at any time.

CUSTODIAN, FUND ACCOUNTING SERVICES AGENT AND SUB-ADMINISTRATOR. The Bank of New York ("BNY"), One Wall Street, New York, NY, 10286, serves as custodian of the assets of the Funds. BNY has custody of all securities and cash of the Funds, delivers and receives payment for securities sold, receives and pays for securities purchased, collects income from investments, and performs other duties, all as directed by the officers of the Funds. The custodian has no responsibility for any of the investment policies or decisions of the Funds.

BNY also acts as the Funds' Accounting Services Agent and Sub-Administrator and, among other things: (1) conducts a portfolio review to ensure compliance with the Trust's trust instrument and by-laws, investment policies of the Funds, and 1940 Act and rules thereunder; (2) calculates the Funds' yield and total return;
(3) determines amounts available for distribution to shareholders; (4) assists ETAM in the preparation of Board meeting materials and minutes and the Funds' prospectuses, SAIs, annual and semi-annual reports; (5) provides legal administrative services to the Funds, including the preparation of regulatory filings made by the Funds; and (6) prepares tax returns for the Funds. For its services in each of these capacities, BNY is compensated directly by the Funds.

TRANSFER AGENT AND DIVIDEND DISBURSING AGENT. PFPC, Inc., 400 Bellevue Parkway, Wilmington, DE 19809, acts as transfer agent and dividend-disbursing agent for the Funds.

INDEPENDENT ACCOUNTANTS. Deloitte & Touche LLP, 350 South Grand Avenue, Los Angeles, CA 90071 acts as independent accountants for each Fund. Deloitte & Touche LLP is responsible for auditing the annual financial statements of the Funds.

LEGAL COUNSEL. Dechert LLP, 1775 I Street N.W., Washington, DC 20006 acts as legal counsel for each Fund and its Non-Interested Trustees.

PORTFOLIO TRANSACTIONS AND BROKERAGE SELECTION

The Funds have no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Pursuant to the Investment Advisory Agreement and subject to policies as may be established by the Funds' Board, ETAM is responsible for the Funds' investment portfolio decisions, security selection and the placing of portfolio transactions. In placing orders, it is the policy of the Funds and ETAM to obtain the best


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execution taking into account the broker-dealer's general execution and operational facilities, the type of transaction involved and other factors such as the broker/dealer's risk in positioning the securities involved. While ETAM generally seeks reasonably competitive spreads or commissions, the Funds will not necessarily be paying the lowest spread or commission available.

Purchase and sale orders of the securities held by each Fund may be combined with those of other accounts that ETAM manages, and for which they have brokerage placement authority, in the interest of seeking the most favorable overall net results. When ETAM determines that a particular security should be bought or sold for a Fund and other accounts managed by ETAM, ETAM undertakes to allocate those transactions among the participants equitably.

Under the 1940 Act, persons affiliated with the Funds, ETAM and their affiliates are prohibited from dealing with each Fund as a principal in the purchase and sale of securities unless an exemptive order allowing such transactions is obtained from the SEC or an exemption is otherwise available.

Purchases and sales of securities for each Fund usually will be principal transactions. Each Fund's Portfolio securities normally will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Funds also will purchase portfolio securities in underwritten offerings and may purchase securities directly from the issuer. Generally, money market securities, adjustable rate mortgage securities, municipal obligations, and collateralized mortgage obligations are traded on a net basis and do not involve brokerage commissions.

In the over-the-counter market, fixed-income securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, fixed income securities are purchased at a fixed price that includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. The cost of executing each Fund's investment portfolio securities transactions will consist primarily of dealer spreads and underwriting concessions. Concessions and spreads paid by each Fund may have the effect of reducing the total returns of the Fund.

Commissions or concessions charged by brokers that provide research services may be somewhat higher than commissions or concessions charged by brokers that do not provide research services. As permitted by Section 28(e) of the 1934 Act, and subject to policies as may be established by the Board, ETAM may cause the Funds to pay a broker-dealer that provides brokerage and research services to ETAM an amount of commission or concession for effecting a securities transaction for a Fund in excess of the commission or concession another broker-dealer would have charged for effecting that transaction.

ETAM does not engage brokers and dealers whose commissions or concessions are believed to be unreasonable in relation to brokerage and research services provided. The overall reasonableness of concessions paid will be evaluated by rating brokers on such general factors as execution capabilities, quality of research (that is, quantity and quality of information provided, diversity of sources utilized, nature and frequency of communication, professional experience, analytical ability and professional stature of the broker) and financial standing, as well as the net results of specific transactions, taking into account such factors as price, promptness, size of order and


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difficulty of execution. The research services obtained will, in general, be used by ETAM for the benefit of all accounts for which the responsible party makes investment decisions. The receipt of research services from brokers may tend to reduce ETAM's expenses in managing the investment portfolios of a Fund.

Certain of the brokers or dealers with whom a Fund may transact business offer commission rebates to the Fund. ETAM does not currently consider such rebates in assessing the best overall terms available for any transaction. Any such rebates would be as permitted by Section 28(e) of the 1934 Act. The overall reasonableness of brokerage concessions paid is evaluated by ETAM based upon its knowledge of available information as to the general level of concessions paid by other institutional investors for comparable services.

ORGANIZATION, DIVIDEND AND VOTING RIGHTS

All of the Funds are diversified, open-end series of the Trust. The Trust is an open-end investment company organized as a Delaware statutory trust on November 4, 1998. The Trust may issue additional series and classes.

All shareholders may vote on each matter presented to shareholders. Fractional shares have the same rights proportionately as do full shares. Shares of the Trust have no preemptive, conversion, or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust. If the Trust issues additional series, each series of shares will be held separately by the custodian, and in effect each series will be a separate fund. Any such series of shares may be divided without shareholder approval into two or more classes of shares having such preferences and special or relative rights and privileges as the Trustees determine.

Pursuant to a Multiple Class Plan adopted by the Trust on behalf of the Municipal Money Market Fund, the Fund has issued two classes of shares, designated as Premier Class and Sweep Class. Because of different expenses, the investment performance of the classes will vary. All shares of the Fund have equal voting rights. Shares of all classes will vote together as a single class except when otherwise required by law or as determined by the Trustees. The shares of each class represent an interest in the same investment portfolio and Fund. Each class has equal rights as to voting, redemption, dividends and liquidation, except that each class bears different shareholding servicing fees and the Sweep Class bears distribution fees. Each class may bear other expenses properly attributable to that particular class. Shareholders in each class have exclusive rights to vote on the adoption or amendment of any Rule 12b-1 Plan for the respective class.

The shares of the Fund's Sweep Class and shares of the other Funds are offered and sold only to investors who have brokerage accounts with E*TRADE Securities and who elected the Funds as their sweep option. No other Fund's shares are divided into multiple classes. Each Fund may offer classes of shares with different sales charges and expenses. Because of these different sales charges and expenses, the investment performance of the classes would vary.

All shares of the Trust have equal voting rights. Shares of all classes will vote together as a single class except (i) on matters that relate solely to that class, (ii) on matters in which the interests of one class differ from the interests of any other class and (iii) when otherwise required by law or as determined by the Trustees. Approval by the shareholders of a Fund is


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effective as to the Fund whether or not sufficient votes are received from the shareholders of the other series to approve the same proposal as to those other series.

Generally, the Trust will not hold an annual meeting of shareholders unless required by the 1940 Act. The Trust will hold a special meeting of its shareholders for the purpose of voting on the question of removal of a Trustee or Trustees if requested in writing by the holders of at least 10% of the Trust's outstanding voting securities, and to assist in communicating with other shareholders as required by Section 16(c) of the 1940 Act.

Each share of the Fund represents an equal proportional interest in the Fund and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared in the discretion of the Trustees. Each share of a class of a Fund represents an equal proportionate interest in the assets of the Fund allocable to that class. In the event of the liquidation or dissolution of the Fund, shareholders of the Fund are entitled to receive the assets attributable to the Fund or class of the Fund that are available for distribution, and a distribution of any general assets not attributable to the class of the Fund that are available for distribution in such manner and on such basis as the Trustees in their sole discretion may determine.

The Trust Instrument further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Trust Instrument protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Trustee's office.

Under Delaware law, the shareholders of the Funds are not generally subject to liability for the debts or obligations of the Trust. Similarly, Delaware law provides that a series of the Trust will not be liable for the debts or obligations of any other series of the Trust. However, no similar statutory or other authority limiting statutory trust shareholder liability exists in other states or jurisdictions. As a result, to the extent that a Delaware statutory trust or a shareholder is subject to the jurisdiction of courts of such other states or jurisdictions, the courts may not apply Delaware law and may thereby subject the Delaware statutory trust shareholders to liability. To guard against this risk, the Trust Instrument contains an express disclaimer of shareholder liability for acts or obligations of a series of the Trust. Notice of such disclaimer will generally be given in each agreement, obligation or instrument entered into or executed by a series or the Trustees. The Trust Instrument also provides for indemnification by the relevant series for all losses suffered by a shareholder as a result of an obligation of the series. In view of the above, the risk of personal liability of shareholders of a Delaware statutory trust is remote.

Like any venture, there can be no assurance that the Funds as an enterprise will be successful or will continue to operate indefinitely. If a Fund cannot be operated in an economically viable manner, the Fund, without seeking approval of shareholders of the Fund, may cease operations, which could you require you to transfer your investment at an inopportune time.


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SHAREHOLDER INFORMATION

In order to become a shareholder of a Fund, you will need to have an account with E*TRADE Securities. If you have an E*TRADE Securities account, uninvested cash balances from your account will be invested in the Fund you have chosen as your sweep option in accordance with your E*TRADE Securities brokerage account agreement. Shares of a Fund may not be available for all investors or types of accounts.

PRICING OF FUND SHARES AND FUND ASSETS. The NAV of each Fund will be determined as of the close of trading on each day the New York Stock Exchange ("NYSE") is open for trading. The NYSE is normally open for trading Monday through Friday, except on national holidays observed by the NYSE, but may close in the event of an emergency. Assets in which the Fund invests may trade and fluctuate in value after the close and before the opening of the NYSE.

Each Fund values its portfolio instruments at amortized cost, which means they are valued at their acquisition cost, as adjusted for amortization of premium or discount, rather than at current market value. Calculations are made to compare the value of its investments at amortized cost with market values. When determining market values for portfolio securities, each Fund uses market quotes if they are readily available. In cases where quotes are not readily available, it may value securities based on fair values developed using methods approved by the Board. Fair values may be determined by using actual quotations or estimates of market value, including pricing service estimates of market values or values obtained from yield data relating to classes of portfolio securities.

The amortized cost method of valuation seeks to maintain a stable NAV of $1.00, even if there are fluctuations in interest rates that affect the value of portfolio instruments. This method of valuation can in certain circumstances lead to a dilution of a shareholder's interest.

If a deviation of 1/2 of 1% or more were to occur between the NAV calculated using market values and a Fund's $1.00 NAV calculated using amortized cost or if there were any other deviation that the Board believed would result in a material dilution to shareholders or purchasers, the Board would promptly consider what action, if any, should be initiated. If a Fund's NAV calculated using market values declined, or were expected to decline, below the Fund's $1.00 NAV calculated using amortized cost, the Board might temporarily reduce or suspend dividend payments of that fund in an effort to maintain the fund's $1.00 NAV. As a result of such reduction or suspension of dividends or other action by the Board, direct or indirect, investors in a Fund would receive less income during a given period than if such a reduction or suspension had not taken place. Such action could result in investors in the Fund receiving no dividend for the period during which they hold their shares and receiving, upon redemption, a price per share lower than that which they paid. On the other hand, if a Fund's NAV (calculated using market values) were to increase, or were anticipated to increase above the Fund's $1.00 NAV (calculated using amortized cost), the Board might supplement dividends in an effort to maintain the Fund's $1.00 NAV. Net investment income for a Saturday, Sunday or holiday will be declared as a dividend to investors of record on the previous business day.

TELEPHONE AND INTERNET REDEMPTION PRIVILEGES. The Funds employ reasonable procedures to confirm that instructions communicated by telephone or the


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Internet are genuine. The Funds may not be liable for losses due to unauthorized or fraudulent instructions. Such procedures include but are not limited to requiring a form of personal identification prior to acting on instructions received by telephone or the Internet, providing written confirmations of such transactions to the address of record, tape recording telephone instructions and backing up Internet transactions.

SIGNATURE GUARANTEE. For your protection, certain requests may require a signature guarantee. A signature guarantee is designed to protect you and the Funds against fraudulent transactions by unauthorized persons. In the following instances, the Funds will require a signature guarantee for all authorized owners of an account:

1. If you transfer the ownership of your account to another individual or organization.

2. When you submit a written redemption for more than $25,000.

3. When you request that redemption proceeds be sent to a different name or address than is registered on your account.

4. If you add or change your name or add or remove an owner on your account.

5. If you add or change the beneficiary on your transfer-on-death account.

TAXATION

Set forth below is a discussion of certain U.S. federal income tax issues concerning each Fund and the purchase, ownership, and disposition of each Fund's shares. This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant to shareholders in light of their particular circumstances. This discussion is based upon present provisions of the Internal Revenue Code of 1986, as amended (the "Code"), the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which change may be retroactive. Prospective investors should consult their own tax advisors with regard to the federal tax consequences of the purchase, ownership, or disposition of Fund shares, as well as the tax consequences arising under the laws of any state, foreign country, or other taxing jurisdiction.

TAXATION OF THE FUND. Each Fund intends to be taxed as a regulated investment company ("RIC") under Subchapter M of the Code. Accordingly, each Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50% of the value of each Fund's total assets is represented by cash and cash items, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of each Fund's total assets and 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the


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securities of any one issuer (other than U.S. Government securities and the securities of other regulated investment companies).

As a RIC, each Fund generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90% of each Fund's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each Fund intends to distribute all or substantially all of such income.

If, in any taxable year, a Fund fails to qualify as a RIC under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by that Fund in computing its taxable income. In addition, each Fund's distributions, to the extent derived from its current or accumulated earnings and profits, would constitute dividends (which may be eligible for the corporate dividends-received deduction) which are taxable to shareholders as ordinary income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as long-term capital gains. If a Fund fails to qualify as a RIC in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a RIC. Moreover, if a Fund failed to qualify as a RIC for a period greater than one taxable year, the Fund may be required to recognize any net built-in gains with respect to certain of its assets (the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if the Fund had been liquidated) in order to qualify as a RIC in a subsequent year.

Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax at the Fund level. To avoid the tax, the Fund must distribute during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for a one-year period generally ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, the Fund intends to make distributions in accordance with the calendar year distribution requirement.

DISTRIBUTIONS. Distributions of investment company taxable income (including net short-term capital gains) are taxable to a U.S. shareholder as ordinary income, whether paid in cash or shares. Dividends paid by each Fund will generally not be eligible for the dividends received deduction. Distributions of net capital gains (the excess of net long-term capital gains over net short-term capital losses) designated by a Fund as capital gain dividends, whether paid in cash or reinvested in Fund shares, will generally be taxable to shareholders as long-term capital gain, regardless of how long a shareholder has held Fund shares. However, it is unlikely that a Fund will have net capital gain to distribute.

Each Municipal Fund intends to invest a sufficient amount of its assets in municipal securities to qualify to distribute "exempt-interest dividends" (as defined in the Code) to shareholders. Each Municipal Fund's dividends payable from net tax-exempt interest earned from municipal securities will qualify as exempt-interest dividends if, at the close of each quarter of such Municipal Fund's taxable year, at least 50% of the value of its total assets consists


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of securities the interest on which is exempt from the regular federal income tax under section 103 of the Code. Exempt-interest dividends distributed to shareholders are not included in shareholders' gross income for regular federal income tax purposes, but may be subject to the federal alternative minimum tax of state and local taxation.

Each Municipal Fund will determine periodically which distributions will be designated as exempt-interest dividends. If a Municipal Fund earns income which is not eligible to be so designated, the Municipal Fund intends to distribute such income. Such distributions (including any capital gain distribution) will be subject to federal, state and local taxes, as applicable, in the hands of shareholders.

Interest on certain types of private activity bonds is not exempt from federal income tax when received by "substantial users" (as defined in the Code). A "substantial user" includes any "nonexempt person" who regularly uses, in trade or business, part of a facility financed from the proceeds of private activity bonds. Each Municipal Fund may invest periodically in private activity bonds and, therefore, may not be an appropriate investment for entities that are substantial users of facilities financed by private activity bonds or "related persons' of substantial users. Generally, an individual will not be a related person of a substantial user under the Code unless he/she or his/her immediate family owns indirectly in aggregate more than 50% of the equity value of the substantial user.

Opinions relating to the tax status of interest derived from individual municipal securities are rendered by bond counsel to the issuer. Although ETAM attempts to determine that any security it contemplates purchasing on behalf of each of the Municipal Funds is issued with an opinion indicating that interest payments will be exempt from federal and (as applicable) state tax, neither ETAM nor each Municipal Fund's counsel makes any review of proceedings relating to the issuance of municipal securities or the basis of such opinions.

Shareholders will be notified annually as to the U.S. federal tax status of distributions, and shareholders receiving distributions in the form of newly issued shares will receive a report as to the net asset value of the shares received. A distribution will be treated as paid on December 31 of a calendar year if it is declared by a Fund in October, November or December of that year with a record date in such a month and paid by a Fund during January of the following year. Such distributions will be taxable to shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received. Each Municipal Fund intends to use the "average annual method" to determine and to designate the percentage of each distribution which is tax-exempt. Under this method, each distribution in a given taxable year will be deemed to consist of the same percentage of tax-exempt income (based on the Fund's actual tax-exempt income for the year), regardless of the period during which such income was actually earned.

If the net asset value of shares is reduced below a shareholder's cost as a result of a distribution by a Fund, such distribution generally will be taxable even though it represents a return of invested capital. Investors should be careful to consider the tax implications of buying shares of a Fund just prior to a distribution. The price of shares purchased at this time will include the amount of the forthcoming distribution, but the distribution will generally be taxable to the shareholder.


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DISPOSITIONS. Assuming a Fund maintains a constant net asset value of $1.00 per share, a shareholder will realize no gain or loss upon a redemption, sale or exchange of shares of the Fund.

BACKUP WITHHOLDING. Each Fund generally will be required to withhold federal income tax at a rate equal to the fourth lowest tax rate applicable to unmarried individuals (30% for 2003) ("backup withholding") from dividends paid, capital gain distributions, and redemption proceeds to shareholders if (1) the shareholder fails to furnish a Fund with the shareholder's correct taxpayer identification number or social security number, (2) the IRS notifies the shareholder or the Fund that the shareholder has failed to report properly certain interest and dividend income to the IRS and to respond to notices to that effect, or (3) when required to do so, the shareholder fails to certify that he or she is not subject to backup withholding. Any amounts withheld may be credited against the shareholder's federal income tax liability.

OTHER TAXATION. Distributions may be subject to additional state, local and foreign taxes, depending on each shareholder's particular situation.

MARKET DISCOUNT. If a Fund purchase a debt security at a price lower than the stated redemption price of such debt security, the excess of the stated redemption price over the purchase price is "market discount". If the amount of market discount is more than a de minimis amount, a portion of such market discount must be included as ordinary income (not capital gain) by the Fund in each taxable year in which the Fund owns an interest in such debt security and receives a principal payment on it. In particular, a Fund will be required to allocate that principal payment first to the portion of the market discount on the debt security that has accrued but has not previously been includable in income. In general, the amount of market discount that must be included for each period is equal to the lesser of (i) the amount of market discount accruing during such period (plus any accrued market discount for prior periods not previously taken into account) or (ii) the amount of the principal payment with respect to such period. Generally, market discount accrues on a daily basis for each day the debt security is held by the Fund at a constant rate over the time remaining to the debt security's maturity or, at the election of the Fund, at a constant yield to maturity which takes into account the semi-annual compounding of interest. Gain realized on the disposition of a market discount obligation must be recognized as ordinary interest income (not capital gain) to the extent of the "accrued market discount."

ORIGINAL ISSUE DISCOUNT. Certain debt securities acquired by a Fund may be treated as debt securities that were originally issued at a discount. Very generally, original issue discount is defined as the difference between the price at which a security was issued and its stated redemption price at maturity. Although no cash income on account of such discount is actually received by the Fund, original issue discount that accrues on a debt security in a given year generally is treated for federal income tax purposes as interest and, therefore, such income would be subject to the distribution requirements applicable to regulated investment companies. Some debt securities may be purchased by a Fund at a discount that exceeds the original issue discount on such debt securities, if any. This additional discount represents market discount for federal income tax purposes (see above).

CONSTRUCTIVE SALES. Under certain circumstances, a Fund may recognize gain from a constructive sale of an "appreciated financial position" it holds if


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it enters into a short sale, forward contract or other transaction that substantially reduces the risk of loss with respect to the appreciated position. In that event, the Fund would be treated as if it had sold and immediately repurchased the property and would be taxed on any gain (but not loss) from the constructive sale. The character of gain from a constructive sale would depend upon the Fund's holding period in the property. Loss from a constructive sale would be recognized when the property was subsequently disposed of, and its character would depend on the Fund's holding period and the application of various loss deferral provisions of the Code. Constructive sale treatment does not apply to transactions closed in the 90-day period ending with the 30th day after the close of the taxable year, if certain conditions are met.

STATE TAX CONSIDERATIONS

The following tax discussion summarizes general state tax laws which are currently in effect and are subject to change by legislative or administrative action; any such changes may be retroactive with respect to the California or New York State Municipal Funds' transactions. Investors should consult a tax advisor for more detailed information about state taxes to which they may be subject.

CALIFORNIA TAX CONSIDERATIONS. The California Municipal Money Market Fund intends to qualify to pay dividends to shareholders that are exempt from California personal income tax ("California exempt-interest dividends"). The Fund will qualify to pay California exempt-interest dividends if (1) at the close of each quarter of the fund's taxable year, at least 50% of the value of the fund's total assets consists of obligations the interest on which would be exempt from California personal income tax if the obligations were held by an individual ("California Tax Exempt Obligations") and (2) the Fund continues to qualify as a regulated investment company.

If the Fund qualifies to pay California exempt-interest dividends to shareholders, dividends distributed to shareholders will be considered California exempt-interest dividends (1) if they are designated as exempt-interest dividends by the fund in a written notice to shareholders mailed within 60 days of the close of the Fund's taxable year and (2) to the extent the interest received by the Fund during the year on California Tax Exempt Obligations exceeds expenses of the Fund that would be disallowed under California personal income tax law as allocable to tax exempt interest if the Fund were an individual. If the aggregate dividends so designated exceed the amount that may be treated as California exempt-interest dividends, only that percentage of each dividend distribution equal to the ratio of aggregate California exempt-interest dividends to aggregate dividends so designated will be treated as a California exempt-interest dividend. The Fund will notify its shareholders of the amount of exempt-interest dividends each year. Corporations subject to California franchise tax that invest in the Fund may not be entitled to exclude California exempt-interest dividends from income.

Dividend distributions that do not qualify for treatment as California exempt-interest dividends (including those dividend distributions to shareholders taxable as long-term capital gains for federal income tax purposes) will be taxable to shareholders at ordinary income tax rates for California personal income tax purposes to the extent of the Fund's earnings and profits. Interest on indebtedness incurred or continued by a shareholder in connection with the purchase of shares of the Fund will not be deductible


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

for California personal income tax purposes if the Fund distributes California exempt-interest dividends.

NEW YORK TAX CONSIDERATIONS. The following is a general, abbreviated summary of certain of the provisions of the New York tax code presently in effect as they directly govern the taxation of shareholders subject to New York individual income, corporate and unincorporated business tax. These provisions are subject to change by legislative or administrative action, and any such change may be retroactive.

Dividends paid by the New York Municipal Money Fund that are derived from interest on municipal securities issued by New York State and its political subdivisions or any agency or instrumentality thereof will be exempt from New York State and New York City personal income and unincorporated business taxes, but not corporate franchise taxes. Dividends paid by the Fund that are derived from interest on municipal securities issued by New York and its political subdivisions or any agency or instrumentality thereof will be subject to the New York State corporate franchise tax and the New York City general corporation tax only if the entity receiving the dividends has a sufficient nexus with New York State or New York City.

Other dividends and distributions from other state's municipal securities, U.S. Government obligations, taxable income and capital gains that are not exempt from state taxation under federal law and distributions attributable to capital gains, will be subject to New York State personal income tax and New York City personal income tax. Gain from the sale, exchange or other disposition of shares will be subject to the New York State personal income and franchise taxes and the New York City personal income, unincorporated business and general corporation taxes. In addition, interest or indebtedness incurred by a shareholder to purchase or carry shares of the Fund is not deductible for New York personal income tax purposes to the extent that it relates to New York exempt-interest dividends distributed to a shareholder during the taxable year.

PERFORMANCE INFORMATION

Each Fund may advertise a variety of types of performance information as more fully described below. Each Fund's performance is historical and past performance does not guarantee the future performance of a Fund. From time to time, ETAM may agree to waive or reduce its management fee and/or to reimburse certain operating expenses of a Fund. Waivers of management fees and reimbursement of other expenses will have the effect of increasing a Fund's performance.

CURRENT YIELD. The current yield of a Fund will be calculated based on a 7-day period, by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7) with the resulting yield figure carried to the nearest hundredth of one percent.

EFFECTIVE YIELD. The effective yield of a Fund will be calculated, carried to the nearest hundredth of one percent, by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing


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

account having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result, according to the following formula:

         Effective yield = [(Base period return + 1)(365/7)]-1

TAX EQUIVALENT CURRENT YIELD QUOTATION. The tax equivalent current yield of a Fund will be calculated by dividing the portion of the Fund's current yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's yield that is not tax-exempt.

TAX EQUIVALENT EFFECTIVE YIELD QUOTATION. The tax equivalent effective yield of a Fund will be calculated by dividing that portion of the Fund's effective yield that is tax-exempt by 1 minus a stated income tax rate and adding the quotient to that portion, if any, of the Fund's effective yield that is not tax-exempt.

AVERAGE ANNUAL TOTAL RETURN. A Fund's average annual total return quotation will be computed in accordance with a standardized method prescribed by rules of the SEC. The average annual total return for the Fund for a specific period is calculated as follows:

P(1+T)(To the power of n) = ERV

Where:

P = a hypothetical initial payment of $1,000;

T = average annual total return;

n = number of years; and

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the applicable period at the end of the period.

The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value on the reinvestment dates during the period and all recurring fees charges to all shareholder accounts are included.

TOTAL RETURN. A Fund also may calculate total return, which is not subject to a standardized formula, provided the calculation includes all elements of return. Total return performance for a specific period will be calculated by first taking an investment (assumed to be $1,000) ("initial investment") in the Fund's shares on the first day of the period and computing the "ending value" of that investment at the end of the period. The total return percentage is then determined by subtracting the initial investment from the ending value and dividing the remainder by the initial investment and expressing the result as a percentage. The calculation assumes that all income and capital gains dividends paid by the Fund have been reinvested at net asset value of the Fund on the reinvestment dates during the period. Total return may also be shown as the increased dollar value of the hypothetical investment over the period.


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

CUMULATIVE TOTAL RETURN. Cumulative total return represents the simple change in value of an investment over a stated period and may be quoted as a percentage or as a dollar amount. Total returns and cumulative total returns may be broken down into their components of income and capital (including capital gains and changes in share price) in order to illustrate the relationship between these factors and their contributions to total return.

DISTRIBUTION RATE. The distribution rate for a Fund would be computed, according to a non-standardized formula by dividing the total amount of actual distributions per share paid by the Fund over a twelve month period by the Fund's net asset value on the last day of the period. The distribution rate differs from the Fund's yield because the distribution rate includes distributions to shareholders from sources other than dividends and interest, such as short-term capital gains. Therefore, the Fund's distribution rate may be substantially different than its yield. Both the Fund's yield and distribution rate will fluctuate.

YIELD. The yield would be calculated based on a 30-day (or one-month) period, computed by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period and annualizing the result, according to the following formula:

YIELD = 2[(a-b +1)(To the power of 6)-1],
           ------
            cd
where:

a  = dividends and interest earned during the period;

b  = expenses accrued for the period (net of reimbursements);

c = the average daily number of shares outstanding during the period that were entitled to receive dividends; and

d  = the maximum offering price per share on the last day of the period.

The net investment income of a Fund includes actual interest income, plus or minus amortized purchase discount (which may include original issue discount) or premium, less accrued expenses. Realized and unrealized gains and losses on portfolio securities are not included in a Fund's net investment income.

PERFORMANCE COMPARISONS:

CERTIFICATES OF DEPOSIT. Investors may want to compare a Fund's performance to that of certificates of deposit offered by banks and other depositary institutions. Certificates of deposit may offer fixed or variable interest rates and principal is guaranteed and may be insured. Withdrawal of the deposits prior to maturity normally will be subject to a penalty. Rates offered by banks and other depositary institutions are subject to change at any time by the issuing institution.

MONEY MARKET FUNDS. Investors may also want to compare performance of a Fund to that of money market funds. Money market fund yields will fluctuate and shares are not insured, but share values usually remain stable.

LIPPER AND OTHER INDEPENDENT RANKING ORGANIZATIONS. From time to time, in marketing and other fund literature, a Fund's performance may be compared to the performance of other mutual funds in general or to the performance of particular types of mutual funds with similar investment goals, as tracked by


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

independent organizations. Among these organizations, Lipper, Inc., a widely used independent research firm that ranks mutual funds by overall performance, investment objectives, and assets, may be cited. Lipper performance figures are based on changes in net asset value, with all income and capital gains dividends reinvested. Such calculations do not include the effect of any sales charges imposed by other funds. The Fund may be compared to Lipper's appropriate fund category, that is, by fund objective and portfolio holdings. The Fund's performance may also be compared to the average performance of its Lipper category.

MORNINGSTAR. A Fund's performance may also be compared to the performance of other mutual funds by Morningstar, Inc., which rates funds on the basis of historical risk and total return. Morningstar's ratings range from five stars (highest) to one star (lowest) and represent Morningstar's assessment of the historical risk level and total return of a fund as a weighted average for 3, 5, and 10 year periods. Ratings are not absolute and do not represent future results.

INDEPENDENT SOURCES. Evaluations of fund performance made by independent sources may also be used in advertisements concerning the Fund, including reprints of, or selections from, editorials or articles about the Fund, especially those with similar objectives. Sources for fund performance and articles about the Fund may include publications such as Money, Forbes, Kiplinger's, Smart Money, Financial World, Business Week, U.S. News and World Report, The Wall Street Journal, Barron's and a variety of investment newsletters.

INDICES. A Fund may compare its performance to a wide variety of indices. There are differences and similarities between the investments that the Fund may purchase and the investments measured by the indices. Historical data on an index may be used to promote a Fund. The historical index data presented from time to time is not intended to suggest that an investor would have achieved comparable results by investing in any one equity security or in managed portfolios of equity securities, such as the Fund, during the periods shown.

MEASURES OF VOLATILITY AND RELATIVE PERFORMANCE. Occasionally statistics may be used to specify fund volatility or risk. The general premise is that greater volatility connotes greater risk undertaken in achieving performance. Measures of volatility or risk are generally used to compare a Fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta is the volatility of a fund relative to the total market as represented by the Standard & Poor's 500 Stock Index. A beta of more than 1.00 indicates volatility greater than the market, and a beta of less than 1.00 indicates volatility less than the market. Another measure of volatility or risk is standard deviation. Standard deviation is a statistical tool that measures the degree to which a fund's performance has varied from its average performance during a particular time period.

Standard deviation is calculated using the following formula:

         Standard deviation = the square root of S (xi - xm) 2
                                                    -------
                                                      n-1

Where:

S =      "the sum of";



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xi =     each individual return during the time period;

xm =     the average return over the time period; and

n =      the number of individual returns during the time period.

Statistics may also be used to discuss a Fund's relative performance. One such measure is alpha. Alpha measures the actual return of the Fund compared to the expected return of the Fund given its risk (as measured by beta). The expected return is based on how the market as a whole performed, and how the particular Fund has historically performed against the market. Specifically, alpha is the actual return less the expected return. The expected return is computed by multiplying the advance or decline in a market representation by the Fund's beta. A positive alpha quantifies the value that the fund manager has added, and a negative alpha quantifies the value that the fund manager has lost. Other measures of volatility and relative performance may be used as appropriate. However, all such measures will fluctuate and do not represent future results.

Discussions of economic, social, and political conditions and their impact on a Fund may be used in advertisements and sales materials. Such factors that may impact the Fund include, but are not limited to, changes in interest rates, political developments, the competitive environment, consumer behavior, industry trends, technological advances, macroeconomic trends, and the supply and demand of various financial instruments. In addition, marketing materials may cite the portfolio management's views or interpretations of such factors.


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APPENDIX

Description of certain ratings assigned by the Standard & Poor's division of The McGraw-Hill Companies, Inc. ("S&P"), Moody's Investors Service, Inc. ("Moody's") and Fitch, Inc. ("Fitch").

S&P

STATE AND MUNICIPAL NOTES RATINGS

S&P's note ratings reflect the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a bond rating.

"SP-1"

Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is give a plus (+) designation.

"SP-2"

Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

BOND RATINGS

"AAA"

Bonds rated AAA have the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

"AA"

Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in small degree.

"A"

Bonds rated A have a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories.

S&P's letter ratings may be modified by the addition of a plus (+) or minus (-) sign designation, which is used to show relative standing within the major rating categories, except in the AAA (Prime Grade) category.

COMMERCIAL PAPER RATINGS

The designation A-1 by S&P indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issues determined to possess overwhelming safety characteristics are denoted with a plus sign (+) designation. Capacity for timely payment on issues with an A-2 designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.


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

MOODY'S

MUNICIPAL NOTE RATINGS

"MIG-1/VMIG-1" AND "MIG-2/VMIG-2 "

The highest rating by Moody's for state and municipal short-term notes and variable rate demand obligations is the designation MIG-1 or VMIG-1. These notes or obligations are considered to be of the best quality, enjoying strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. Notes or obligations rated MIG-2 or VMIG-2 by Moody's are of high quality and enjoy ample margins of protection although not as large as those of the top rated securities.

BOND RATINGS

"Aaa"

Bonds, which are rated Aaa, are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

"Aa"

Bonds, which are rated Aa, are judged to be of high-quality by all standards. Together with the Aaa group they comprise what generally are known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

"A"

Bonds, which are rated A, possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

"Baa"

Bonds, which are rated Baa, are considered as medium grade obligations, i.e.; they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody's applies the numerical modifiers "1", "2" and "3" to show relative standing within the major rating categories, except in the "Aaa" category. The modifier "1" indicates a ranking for the security in the higher end of a rating category; the modifier "2" indicates a mid-range ranking; and the modifier "3" indicates a ranking in the lower end of a rating category.


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COMMERCIAL PAPER RATINGS

"P-1"- Prime-1 is the highest commercial paper rating assigned by Moody's. Issuers of "P-1" paper must have a superior capacity for repayment of short-term promissory obligations, and ordinarily will be evidenced by leading market positions in well established industries, high rates of return on funds employed, conservative capitalization structures with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity.

"P-2"- Issuers (or relating supporting institutions) rated Prime-2 have a strong capacity for repayment of short-term promissory obligations. This ordinarily will be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

FITCH

BOND RATINGS

The ratings represent Fitch's assessment of the issuer's ability to meet the obligations of a specific debt issue or class of debt. The ratings take into consideration special features of the issue, its relationship to other obligations of the issuer, the current financial condition and operative performance of the issuer and of any guarantor, as well as the political and economic environment that might affect the issuer's future financial strength and credit quality.

"AAA"

Bonds rated "AAA" are considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

"AA"

Bonds rated "AA" are considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA". Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short- term debt of these issuers is generally rated "F-1+".

"A"

Bonds rated "A" are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.


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"BBB"

Bonds rated "BBB" are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds and, therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

Plus (+) and minus (-) signs are used with a rating symbol to indicate the relative position of a credit within the rating category.

SHORT-TERM RATINGS

Fitch's short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years, including commercial paper, certificates of deposit, medium-term notes, and municipal and investment notes.

Although the credit analysis is similar to Fitch's bond rating analysis, the short-term rating places greater emphasis than bond ratings on the existence of liquidity necessary to meet the issuer's obligations in a timely manner.

"F-1+"

Exceptionally Strong Credit Quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

"F-1"

Very Strong Credit Quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated F-1+.

"F-2"

Good Credit Quality. Issues carrying this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 categories.

Duff

Bond Ratings

"AAA" - Bonds rated AAA are considered highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

"AA" - Bonds rated AA are considered high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

"A" - Bonds rated A have protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

"BBB" - Bonds rated BBB are considered to have below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.


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Plus (+) and minus (-) signs are used with a rating symbol (except AAA) to indicate the relative position of a credit within the rating category.

Commercial Paper Rating

The rating "Duff-1" is the highest commercial paper rating assigned by Duff. Paper rated Duff-1 is regarded as having very high certainty of timely payment with excellent liquidity factors which are supported by ample asset protection. Risk factors are minor. Paper rated "Duff-2" is regarded as having good certainty of timely payment, good access to capital markets and sound liquidity factors and company fundamentals. Risk factors are small.

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